                                                                   Exhibit 10.42




                    NORDSTROM CREDIT CARD MASTER NOTE TRUST,
                                   as Issuer,

                                       and

                WELLS FARGO BANK MINNESOTA, NATIONAL ASSOCIATION,
                              as Indenture Trustee

                                MASTER INDENTURE
                            Dated as of April 1, 2002

                 RECONCILIATION AND TIE BETWEEN TRUST INDENTURE

                     ACT OF 1939 AND INDENTURE PROVISIONS*


Trust Indenture
  Act Section                                                               Indenture Section
---------------                                                             -----------------
   310(a)(1).........................................................                 6.11
       (a)(2)........................................................                 6.11
       (a)(3)........................................................                 6.10
       (a)(4)........................................................            Not Applicable
       (a)(5)........................................................                 6.11
       (b)...........................................................                 6.08, 6.11
       (c)...........................................................            Not Applicable
   311(a)............................................................                 6.12
       (b)...........................................................                 6.12
       (c)...........................................................            Not Applicable
   312(a)............................................................                 7.01, 7.02(a)
       (b)...........................................................                 7.02(b)
       (c)...........................................................                 7.02(c)
   313(a)............................................................                 7.04
       (b)...........................................................                 7.04
       (c)...........................................................                 7.03, 7.04
       (d)...........................................................                 7.04
   314(a)............................................................                 3.09, 7.03(a)
       (b)...........................................................                 3.06
       (c)(1)........................................................                 2.11, 8.09(c), 12.01(a)
       (c)(2)........................................................                 2.11, 8.09(c), 12.01(a)
       (c)(3)........................................................                 2.11, 8.09(c), 12.01(a)
       (d)(1)........................................................                 2.11, 8.09(c), 12.01(b)
       (d)(2)........................................................            Not Applicable
       (d)(3)........................................................            Not Applicable
       (e)...........................................................                 12.01(a)
   315(a)............................................................                 6.01(b)
       (b)...........................................................                 6.02
       (c)...........................................................                 6.01(c)
       (d)...........................................................                 6.01(d)
       (d)(1)........................................................                 6.01(d)
       (d)(2)........................................................                 6.01(d)
       (d)(3)........................................................                 6.01(d)
       (e)...........................................................                 5.14
   316(a)(1)(A)......................................................                 5.12
   316(a)(1)(B)......................................................                 5.13
   316(a)(2).........................................................            Not Applicable
   316(b)............................................................                 5.08
   317(a)(1).........................................................                 5.04
   317(a)(2).........................................................                 5.04(d)
   317(b)............................................................                 5.04(a)
   318(a)............................................................                 12.07

--------
* This reconciliation and tie shall not, for any purpose, be deemed to be part of the within indenture.

                                TABLE OF CONTENTS

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                                   ARTICLE ONE

                                   DEFINITIONS

Section 1.01.  Definitions..................................................................................      2
Section 1.02.  Other Definitional Provisions................................................................     16


                                   ARTICLE TWO

                                    THE NOTES

Section 2.01.  Form Generally...............................................................................     18
Section 2.02.  Denominations................................................................................     18
Section 2.03.  Execution, Authentication and Delivery.......................................................     18
Section 2.04.  Authenticating Agent.........................................................................     19
Section 2.05.  Registration of and Limitations on Transfer and Exchange of Notes............................     20
Section 2.06.  Mutilated, Destroyed, Lost or Stolen Notes...................................................     21
Section 2.07.  Persons Deemed Owners........................................................................     22
Section 2.08.  Appointment of Paying Agent..................................................................     22
Section 2.09.  Access to List of Noteholders' Names and Addresses...........................................     23
Section 2.10.  Cancellation.................................................................................     23
Section 2.11.  Release of Collateral........................................................................     24
Section 2.12.  New Issuances................................................................................     24
Section 2.13.  Book-Entry Notes.............................................................................     25
Section 2.14.  Notices to Clearing Agency or Foreign Clearing Agency........................................     26
Section 2.15.  Definitive Notes.............................................................................     27
Section 2.16.  Global Notes.................................................................................     27
Section 2.17.  Meetings of Noteholders......................................................................     27
Section 2.18.  Uncertificated Classes.......................................................................     28


                                  ARTICLE THREE

                               COVENANTS OF ISSUER

Section 3.01.  Payment of Principal and Interest............................................................     29
Section 3.02.  Maintenance of Office or Agency..............................................................     29
Section 3.03.  Money for Note Payments to be Held in Trust..................................................     29
Section 3.04.  Existence....................................................................................     30
Section 3.05.  Protection of Trust..........................................................................     30
Section 3.06.  Opinions as to Collateral....................................................................     31
Section 3.07.  Performance of Obligations; Servicing of Receivables.........................................     32

                                       i
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Section 3.08.  Negative Covenants...........................................................................     33
Section 3.09.  Statements as to Compliance..................................................................     34
Section 3.10.  Issuer May Consolidate, Etc., Only on Certain Terms..........................................     34
Section 3.11.  Successor Substituted........................................................................     36
Section 3.12.  No Other Business............................................................................     36
Section 3.13.  No Borrowing.................................................................................     36
Section 3.14.  Servicer's Obligations.......................................................................     36
Section 3.15.  Guarantees, Loans, Advances and Other Liabilities............................................     36
Section 3.16.  Capital Expenditures.........................................................................     37
Section 3.17.  Removal of Administrator.....................................................................     37
Section 3.18.  Restricted Payments..........................................................................     37
Section 3.19.  Notice of Events of Default..................................................................     37
Section 3.20.  Further Instruments and Acts.................................................................     37
Section 3.21.  Representations and Warranties as to the Security Interest of the Indenture Trustee in the
                    Receivables.............................................................................     37


                                  ARTICLE FOUR

                           SATISFACTION AND DISCHARGE

Section 4.01.  Satisfaction and Discharge of this Indenture.................................................     39
Section 4.02.  Application of Trust Money...................................................................     40


                                  ARTICLE FIVE

                      PAY OUT EVENTS, DEFAULTS AND REMEDIES

Section 5.01.  Pay Out Events...............................................................................     41
Section 5.02.  Events of Default............................................................................     41
Section 5.03.  Acceleration of Maturity; Rescission and Annulment...........................................     42
Section 5.04.  Collection of Indebtedness and Suits for Enforcement by Indenture Trustee....................     43
Section 5.05.  Remedies; Priorities.........................................................................     45
Section 5.06.  Optional Preservation of the Collateral......................................................     47
Section 5.07.  Limitation on Suits..........................................................................     47
Section 5.08.  Unconditional Rights of Noteholders to Receive Principal and Interest........................     48
Section 5.09.  Restoration of Rights and Remedies...........................................................     48
Section 5.10.  Rights and Remedies Cumulative...............................................................     48
Section 5.11.  Delay or Omission Not Waiver.................................................................     49
Section 5.12.  Rights of Noteholders to Direct Indenture Trustee............................................     49
Section 5.13.  Waiver of Past Defaults......................................................................     49
Section 5.14.  Undertaking for Costs........................................................................     50

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Section 5.15.  Waiver of Stay or Extension Laws.............................................................     50
Section 5.16.  Sale of Receivables..........................................................................     50
Section 5.17.  Action on Notes..............................................................................     51


                                   ARTICLE SIX

                              THE INDENTURE TRUSTEE

Section 6.01.  Duties of the Indenture Trustee..............................................................     52
Section 6.02.  Notice of Pay Out Event or Event of Default..................................................     54
Section 6.03.  Rights of Indenture Trustee..................................................................     54
Section 6.04.  Not Responsible for Recitals or Issuance of Notes............................................     55
Section 6.05.  May Hold Notes...............................................................................     55
Section 6.06.  Money Held in Trust..........................................................................     55
Section 6.07.  Compensation, Reimbursement and Indemnification..............................................     55
Section 6.08.  Replacement of Indenture Trustee.............................................................     56
Section 6.09.  Successor Indenture Trustee by Merger........................................................     57
Section 6.10.  Appointment of Co-Indenture Trustee or Separate Indenture Trustee............................     57
Section 6.11.  Eligibility; Disqualification................................................................     59
Section 6.12.  Preferential Collection of Claims Against....................................................     59
Section 6.13.  Tax Returns..................................................................................     59
Section 6.14.  Representations and Covenants of the Indenture Trustee.......................................     59
Section 6.15.  Custody of the Collateral....................................................................     60


                                  ARTICLE SEVEN

          NOTEHOLDERS' LIST AND REPORTS BY INDENTURE TRUSTEE AND ISSUER

Section 7.01.  Issuer to Furnish Indenture Trustee Names and Addresses of Noteholders.......................     61
Section 7.02.  Preservation of Information; Communications to Noteholders...................................     61
Section 7.03.  Reports by Issuer............................................................................     61
Section 7.04.  Reports by Indenture Trustee.................................................................     62


                                  ARTICLE EIGHT

                    ALLOCATION AND APPLICATION OF COLLECTIONS

Section 8.01.  Collection of Money..........................................................................     63
Section 8.02.  Rights of Noteholders........................................................................     63
Section 8.03.  Establishment of Collection Account and Special Funding Account..............................     63
Section 8.04.  Collections and Allocations..................................................................     65

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Section 8.05.  Shared Principal Collections.................................................................     66
Section 8.06.  Additional Withdrawals from the Collection Account...........................................     67
Section 8.07.  Allocation of Collateral to Series or Groups.................................................     67
Section 8.08.  Excess Finance Charge Collections............................................................     67
Section 8.09.  Release of Collateral; Eligible Loan Documents...............................................     68
Section 8.10.  Opinion of Counsel...........................................................................     68


                                  ARTICLE NINE

                    DISTRIBUTIONS AND REPORTS TO NOTEHOLDERS

Section 9.01.  Distributions and Reports to Noteholders.....................................................     70


                                   ARTICLE TEN

                             SUPPLEMENTAL INDENTURES

Section 10.01.  Supplemental Indentures Without Consent of Noteholders......................................     70
Section 10.02.  Supplemental Indentures with Consent of Noteholders.........................................     71
Section 10.03.  Execution of Supplemental Indentures........................................................     73
Section 10.04.  Effect of Supplemental Indenture............................................................     73
Section 10.05.  Conformity With Trust Indenture Act.........................................................     73
Section 10.06.  Reference in Notes to Supplemental Indentures...............................................     73


                                 ARTICLE ELEVEN

                                   TERMINATION

Section 11.01.  Termination of Trust........................................................................     74
Section 11.02.  Final Distribution..........................................................................     74
Section 11.03.  Termination Distributions...................................................................     75
Section 11.04.  Defeasance..................................................................................     75


                                 ARTICLE TWELVE

                                  MISCELLANEOUS

Section 12.01.  Compliance Certificates and Opinions, etc...................................................     77
Section 12.02.  Form of Documents Delivered to Indenture Trustee............................................     78
Section 12.03.  Acts of Noteholders.........................................................................     79
Section 12.04.  Notices, Etc. to Indenture Trustee and Issuer...............................................     80

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
Section 12.05.  Notices to Noteholders; Waiver..............................................................     80
Section 12.06.  Alternate Payment and Notice Provisions.....................................................     81
Section 12.07.  Conflict with Trust Indenture Act...........................................................     81
Section 12.08.  Effect of Headings and Table of Contents....................................................     81
Section 12.09.  Successors and Assigns......................................................................     81
Section 12.10.  Severability................................................................................     81
Section 12.11.  Benefits of Indenture.......................................................................     81
Section 12.12.  Legal Holidays..............................................................................     81
Section 12.13.  GOVERNING LAW...............................................................................     81
Section 12.14.  Counterparts................................................................................     82
Section 12.15.  Trust Obligations...........................................................................     82
Section 12.16.  No Petition.................................................................................     82

                                MASTER INDENTURE

         This MASTER INDENTURE, dated as of April 1, 2002, is between Nordstrom Credit Card Master Note Trust, a business trust organized under the laws of the State of Delaware (herein, together with its permitted successors and assigns, the "Issuer"), and Wells Fargo Bank Minnesota, National Association, a national banking association, as indenture trustee (herein, together with its successors in the trusts hereunder, the "Indenture Trustee").

                              PRELIMINARY STATEMENT

         The Issuer has duly authorized the execution and delivery of this Master Indenture to provide for the issue of its asset backed notes (the "Notes") as provided in this Master Indenture. All covenants and agreements made by the Issuer herein are for the benefit and security of the Noteholders. The Issuer is entering into this Master Indenture, and the Indenture Trustee is accepting the trusts created hereby, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged.

         Simultaneously with the delivery of this Master Indenture, the Issuer is entering into the Transfer and Servicing Agreement with Nordstrom Credit Card Receivables LLC, a Delaware limited liability company, as Transferor (the "Transferor"), Nordstrom fsb, a federal banking association, as Servicer (the "Servicer"), and Wells Fargo Bank Minnesota, National Association, as Indenture Trustee (the "Indenture Trustee") pursuant to which (a) the Transferor will convey to the Issuer all of its right, title and interest in, to and under the Receivables and certain related assets and (b) the Servicer will agree to service the Receivables and make collections thereon on behalf of the Noteholders.

         Under the Transfer and Servicing Agreement, Receivables arising in Accounts from time to time will be conveyed thereunder to the Issuer.

                                GRANTING CLAUSES

         The Issuer hereby Grants to the Indenture Trustee, for the benefit of the Holders of the Notes and any Series Enhancers, all of the Issuer's right, title and interest, whether now owned or hereafter acquired, in, to and under
(i) the Receivables existing at the close of business on the Initial Cut-Off Date, in the case of Receivables arising in the Initial Accounts, and on each Addition Cut-Off Date, in the case of Receivables arising in the Additional Accounts, and in each case thereafter created from time to time until the termination of the Issuer, (ii) Collections and all Interchange and Recoveries allocable to the Issuer as provided in the Transfer and Servicing Agreement and all monies due or to become due and all amounts received or receivable with respect thereto (including proceeds of the reassignment of the Receivables to the Transferor pursuant to Sections 2.05(a) or 2.06 of the Transfer and Servicing Agreement), (iii) all Eligible Investments and all monies, investment properties, instruments and other property credited to the Collection Account, the Series Accounts and the Special Funding Account (including any subaccount of any such account), and all interest, dividends, earnings, income and other distributions from time to time received, receivable or otherwise distributed or distributable thereto or in respect thereof (including any accrued discount realized on liquidation of any investment purchased at a discount), (iv) all rights, remedies, powers, privileges and claims of the Issuer under or with respect to any Series Enhancement, the Trust Agreement or the Transfer and Servicing Agreement (whether arising pursuant to the terms of such Enhancement Agreement, the Trust Agreement or the Transfer and Servicing Agreement or otherwise available to the Issuer at law or in equity), including the rights of the Issuer to enforce such Enhancement Agreement, the Trust Agreement or the Transfer and Servicing Agreement, and to give or withhold any and all consents, requests, notices, directions, approvals, extensions or waivers under or with respect to such Series Enhancement, the Trust Agreement or the Transfer and Servicing Agreement to the same extent as the Issuer could but for the assignment and security interest granted to the Indenture Trustee for the benefit of the Noteholders, (v) the property conveyed to the Issuer under any Participation Interest Supplement and the right to receive Recoveries attributed to cardholder charges for merchandise and services in the Accounts,
(vi) the rights of the Seller under the Receivables Purchase Agreements, (vii) all money, accounts, general intangibles, chattel paper, instruments, documents, goods, investment property, deposit accounts, certificates of deposit, letters of credit and advices of credit consisting of, arising from, or related to the foregoing, (viii) all proceeds of any derivative contracts between the Trust and a counterparty, as described in an Indenture Supplement, (ix) all Insurance Proceeds relating to the Receivables, (x) any rights of the Transferor under the Receivables Purchase Agreements, (xi) all other property of the Issuer, (xii) all present and future claims, demands, causes and choses in action in respect of any or all of the foregoing and (xiii) any and all proceeds of the foregoing; in each case, including any rights of the Owner trustee and the Trust pursuant to the Transaction Documents, but excluding the Transferor Interest and all amounts distributable to the holders of any Certificates pursuant to the terms of any Transaction Document (collectively, the "Collateral").

                                LIMITED RECOURSE

         The obligation of the Issuer to make payments of principal of, interest on and other amounts with respect to, the Notes is limited by recourse only to the Collateral.

                                  ARTICLE ONE

                                   DEFINITIONS

         Section 1.01. Definitions. Whenever used in this Master Indenture, the following words and phrases shall have the following meanings:

         "Account Owner" has the meaning set forth in the Transfer and Servicing Agreement.

         "Accounts" has the meaning set forth in the Transfer and Servicing Agreement.

         "Accumulation Period" means, with respect to any Series, or any Class within a Series, a period following the Revolving Period during which Collections of Principal Receivables are accumulated in an account for the benefit of the Noteholders of such Series or Class, which shall be the controlled accumulation period, the principal accumulation period, the early accumulation period, the optional accumulation period, the limited accumulation period or other accumulation period, in each case as defined with respect to such Series or Class in the related Indenture Supplement.

         "Act" has the meaning set forth in Section 12.03(a).

         "Addition Cut-Off Date" has the meaning set forth in the Transfer and Servicing Agreement.

         "Additional Accounts" has the meaning set forth in the Transfer and Servicing Agreement.

         "Adjusted Invested Amount" has the meaning set forth in the related Indenture Supplement.

         "Administration Agreement" means the Administration Agreement, dated as of April 1, 2002, between the Issuer and the Administrator, as the same may be amended, supplemented or otherwise modified from time to time.

         "Administrator" means Nordstrom fsb, or its successors and permitted assigns, or any successor Administrator under the Administration Agreement.

         "Adverse Effect" has the meaning set forth in the Transfer and Servicing Agreement.

         "Affiliate" has the meaning set forth in the Transfer and Servicing Agreement.

         "Aggregate Investor Percentage" means, with respect to Principal Receivables, Finance Charge Receivables and Defaulted Receivables, as the case may be, as of any date of determination, the sum of such series percentages of all Series of Notes issued and outstanding on such date of determination; provided, however, that the Aggregate Investor Percentage shall not exceed 100%.

         "Amortization Period" means, with respect to any Series, or any Class within a Series, a period following the Revolving Period during which Collections of Principal Receivables are distributed to the related Noteholders of such Series or Class, which shall be the controlled amortization period, the principal amortization period, the optional amortization period, the limited amortization period, the early amortization period or other amortization period, in each case as defined with respect to such Series in the related Indenture Supplement.

         "Applicants" has the meaning set forth in Section 2.09(a).

         "Authorized Officer" means, with respect to:

                  (i) the Issuer, any officer of the Owner Trustee who is authorized to act for the Owner Trustee in matters relating to the Issuer and any Vice President or more senior officer of the Administrator who is authorized to act for the Administrator in matters relating to the Issuer and to be acted upon by the Administrator pursuant to the Administration Agreement and who is identified on the list of Authorized Officers (containing the specimen signatures of such officers) delivered by the Administrator to the Indenture Trustee on the Closing Date (as such list may be modified or supplemented from time to time thereafter);

                  (ii) the Transferor, any officer of the Transferor who is authorized to act for the Transferor in matters relating to the Transferor and who is identified on the list of Authorized Officers, containing the specimen signature of each such Person, delivered by the Transferor to the Indenture Trustee on the Closing Date (as such list may be modified or supplemented from time to time thereafter);

                  (iii) the Servicer, any officer of the Servicer who is authorized to act for the Servicer in matters relating to the Servicer and who is identified on the list of Authorized Officers, containing the specimen signature of each such Person, delivered by the Servicer to the Indenture Trustee on the Closing Date (as such list may be modified or supplemented from time to time thereafter); and

                  (iv) the Seller, any officer of the Seller who is authorized to act for the Seller in matters relating to the Seller and who is identified on the list of Authorized Officers, containing the specimen signature of each such Person, delivered by the Seller to the Indenture Trustee on the Closing Date (as such list may be modified or supplemented from time to time thereafter).

         "Bank" means Nordstrom fsb and its successors and permitted assigns.

         "Bearer Notes" means any Series or Class of Notes, together with the Indenture Trustee's certificate of authentication related thereto, issued in bearer form.

         "Beneficial Owner" means, with respect to a Book-Entry Note, the Person who is the owner of such Book-Entry Note, as reflected on the books of the Clearing Agency or Foreign Clearing Agency, or on the books of a Person maintaining an account with such Clearing Agency or Foreign Clearing Agency (directly as a Clearing Agency Participant or as an Indirect Participant, in accordance with the rules of such Clearing Agency or Foreign Clearing Agency).

         "Book-Entry Notes" means beneficial interests in the Notes, ownership and transfers of which shall be made through book entries by a Clearing Agency or Foreign Clearing Agency as described in Section 2.13.

         "Business Day" has the meaning set forth in the Transfer and Servicing Agreement.

         "Certificate of Trust" has the meaning set forth in the Trust
Agreement.

         "Certificates" has the meaning set forth in the Trust Agreement.

         "Class" means, with respect to any Series, any one of the classes of Notes of that Series.

         "Clearing Agency" means an organization registered as a "clearing agency" pursuant to Section 17A of the Exchange Act, and serving as clearing agency for a Series or Class of Book-Entry Notes.

         "Clearing Agency Participant" means a broker, dealer, bank, other financial institution or other Person for whom from time to time a Clearing Agency effects book-entry transfers and pledges of securities deposited with the Clearing Agency.

         "Clearstream" means Clearstream Banking, societe anonyme, a professional depository incorporated under the laws of Luxembourg, and its successors.

         "Closing Date" means, with respect to any Series, the closing date specified in the related Indenture Supplement.

         "Code" means the Internal Revenue Code of 1986, as amended.

         "Collateral" has the meaning set forth in the Granting Clause of this Master Indenture.

         "Collection Account" has the meaning set forth in Section 8.03.

         "Collections" has the meaning set forth in the Transfer and Servicing Agreement.

         "Commission" means the Securities and Exchange Commission, and its successors.

         "Corporate Trust Office" means the principal office of the Indenture Trustee at which at any particular time its corporate trust business shall be administered, which office at date of the execution of this Master Indenture is located at MAC N9311-161, 6th Street and Marquette Avenue, Minneapolis, Minnesota 55479, Attention: Corporate Trust Services-Asset Backed Administration, or at such other address as the Indenture Trustee may designate from time to time by notice to the Noteholders and the Transferor, or the principal corporate trust office of any successor Indenture Trustee (the address of which the successor Indenture Trustee will notify the Noteholders and the Transferor).

         "Coupon" means, collectively, the interest coupons attached to Bearer Notes.

         "Default" means any occurrence that is, or with notice or the lapse of time or both would become, an Event of Default.

         "Defaulted Receivables" has the meaning set forth in the Transfer and Servicing Agreement.

         "Defeasance" has the meaning set forth in Section 11.04(a).

         "Defeased Series" has the meaning set forth in Section 11.04(a).

         "Definitive Notes" means Notes issued in definitive, fully registered form.

         "Deposit Date" means each day on which the Servicer deposits Collections in the Collection Account.

         "Determination Date" means, unless otherwise specified in an Indenture Supplement for a particular Series, the fifth Business Day preceding each Distribution Date.

         "Discount Percentage" has the meaning set forth in the Transfer and Servicing Agreement.

         "Distribution Date" with respect to any Series, has the meaning set forth in the applicable Indenture Supplement.

         "Dollars", "$" or "U.S. $" means United States dollars.

         "DTC" means The Depository Trust Company, and its successors.

         "Eligible Institution" means a depository institution organized under the laws of the United States or any State thereof (or any domestic branch of a foreign bank) which at all times (i) has either (a) a long-term unsecured debt rating of Aa3 or better by Moody's or (b) a certificate of deposit rating of Prime-1 by Moody's, (ii) has either a long-term unsecured debt rating of AA- or better or a certificate of deposit rating of A-1+ by Standard & Poor's and (iii) is a member of the FDIC. Notwithstanding the previous sentence, any institution the appointment of which satisfies the Rating Agency Condition shall be considered an Eligible Institution. If so qualified, the Indenture Trustee may be considered an Eligible Institution for the purposes of this definition.

         "Eligible Investments" means, as of any date of determination, the following instruments, investment property, or other property:

                  (i) direct obligations of, or obligations fully guaranteed as to timely payment by, the United States;

                  (ii) demand deposits, time deposits or certificates of deposit (having original maturities of no more than 365 days) of depository institutions or trust companies incorporated under the laws of the United States or any State thereof (or domestic branches of foreign banks) and subject to supervision and examination by federal or state banking or depository institution authorities; provided that at the time of the Trust's investment or contractual commitment to invest therein, the debt rating of such depository institution or trust company shall be the highest short-term debt rating of each Rating Agency, or with respect to ratings issued by Moody's, have a long-term debt rating of at least A2 and/or a short-term debt rating of Prime-1;

                  (iii) commercial paper or other short-term obligations (having original or remaining maturities of no more than 30 days) (including short-term obligations of Nordstrom, Inc. and the Bank) having, at the time of investment or contractual commitment to invest therein, the highest credit rating for such obligation issued by Standard & Poor's or be a long-term debt rating of at least A2 and/or a short-term debt rating of Prime-1 issued by Moody's;

                  (iv) demand deposits, time deposits and certificates of deposit which (a) are scheduled to mature on a date occurring no later than the Transfer Date in the Monthly Period immediately succeeding the Monthly Period in which such investment is made, (b) are fully insured by the FDIC and (c) have, at the time of the Trust's investment therein, a rating in the highest rating category of each Rating Agency;

                  (v) bankers' acceptances (having original maturities of no more than 365 days) issued by any depository institution or trust company referred to in clause (ii) above;

                  (vi) money market funds having, at the time of the Trust's investment therein, a rating in the highest rating category of each Rating Agency (including funds for which the Indenture Trustee or any of its Affiliates is investment manager or advisor);

                  (vii) time deposits (other than those referred to in clause
         (iv) above), with a Person the commercial paper of which has a credit rating satisfactory to each Rating Agency and which are scheduled to mature on a date occurring no later than the Transfer Date in the Monthly Period immediately succeeding the Monthly Period in which such investment is made; or

                  (viii) any other relatively risk-free investments having a specified maturity and bearing interest or sold at a discount that satisfies Rating Agency Condition.

         "Eligible Servicer" has the meaning set forth in the Transfer and Servicing Agreement.

         "Enhancement Agreement" means any agreement, instrument or document governing the terms of any Series Enhancement or pursuant to which any Series Enhancement is issued or outstanding.

         "Euroclear Operator" means Euroclear Bank S.A./N.V., as operator of the Euroclear System.

         "Event of Default" has the meaning set forth in Section 5.02.

         "Excess Allocation Series" means a Series that, pursuant to the related Indenture Supplement, is entitled to receive certain excess Collections of Finance Charge Receivables, as more specifically set forth in such Indenture Supplement. If so specified in the Indenture Supplement for a Group of Series, each such Series may be an Excess Allocation Series only for the other Series in such Group.

         "Excess Finance Charge Collections" means, with respect to a Distribution Date, the aggregate amount for all outstanding Series of Collections of Finance Charge Receivables which the related Supplements specify are to be treated as "Excess Finance Charge Collections" for such Distribution Date.

         "Exchange Act" means the Securities Exchange Act of 1934, as amended.

         "FDIC" has the meaning specified in the Transfer and Servicing
Agreement.

         "Fitch" has the meaning set forth in the Transfer and Servicing
Agreement

         "Finance Charge Receivables" has the meaning set forth in the Transfer and Servicing Agreement.

         "Finance Charge Shortfalls" means, with respect to a Distribution Date, the aggregate amount for all outstanding Series which the related Indenture Supplements specify are "Finance Charge Shortfalls" for such Series and such Distribution Date.

         "Foreign Clearing Agency" means Clearstream and the Euroclear Operator.

         "GAAP" means generally accepted accounting principles in the United States in effect from time to time.

         "Global Note" has the meaning set forth in Section 2.16.

         "Grant" means to mortgage, pledge, bargain, warrant, alienate, remise, release, convey, assign, transfer, create, and grant a lien upon and a security interest in and right of set-off against, deposit, set over and confirm pursuant to Master Indenture. A Grant of the Collateral or of any other agreement or instrument shall include all rights, powers and options (but none of the obligations) of the Granting party thereunder, including the immediate and continuing right to claim for, collect, receive and give receipt for principal and interest payments in respect of the Collateral and all other monies payable thereunder, to give and receive notices and other communications, to make waivers or other agreements, to exercise all rights and options, to bring Proceedings in the name of the Granting party or otherwise and generally to do and receive anything that the Granting party is or may be entitled to do or receive thereunder or with respect thereto.

         "Group" means, with respect to any Series, the group of Series, if any, in which the related Indenture Supplement specifies such Series is to be included.

         "Indenture Supplement" means, with respect to any Series, a supplement to the Master Indenture, executed by the parties hereto and delivered in connection with the original issuance of the Notes of such Series pursuant to
Section 10.01, and an amendment to the Master Indenture executed pursuant to Sections 10.01 or 10.02, and, in either case, including all amendments thereof and supplements thereto.

         "Indenture Trustee" means Wells Fargo Bank Minnesota, National Association, in its capacity as trustee under this Master Indenture, its successors in interest and any successor indenture trustee under this Master Indenture.

         "Independent" means, when used with respect to any specified Person, that the Person (i) is in fact independent of the Issuer, any other obligor upon the Notes, the Transferor, the Seller and any of their respective Affiliates,
(ii) does not have any direct financial interest or any material indirect financial interest in the Issuer, any such other obligor, the Transferor, the Seller or any of their respective Affiliates and (iii) is not connected with the Issuer, any such other obligor, the Transferor, the Seller or any of their respective Affiliates as an officer, employee, promoter, underwriter, trustee, partner, director or person performing similar functions.

         "Independent Certificate" means a certificate or opinion to be delivered to the Indenture Trustee under the circumstances described in, and otherwise complying with, the applicable requirements of Section 12.01, made by an Independent appraiser or other expert appointed by an Issuer Order, and such opinion or certificate shall state that the signer has read the definition of "Independent" in this Master Indenture and that the signer is Independent within the meaning thereof.

         "Indirect Participant" means other Persons such as securities brokers and dealers, banks and trust companies that clear or maintain a custodial relationship with a participant of DTC, either directly or indirectly.

         "Initial Accounts" has the meaning set forth in the Transfer and Servicing Agreement.

         "Initial Cut-Off Date" has the meaning set forth in the Transfer and Servicing Agreement.

         "Insolvency Event" has the meaning set forth in the Transfer and Servicing Agreement.

         "Insurance Proceeds" has the meaning set forth in the Transfer and Servicing Agreement.

         "Interchange" has the meaning set forth in the Transfer and Servicing Agreement.

         "Invested Amount" means, with respect to any Series and for any date, an amount equal to the "Invested Amount" or "Adjusted Invested Amount," as applicable, specified in the related Indenture Supplement.

         "Investment Company Act" means the Investment Company Act of 1940, as amended.

         "Issuer" means the Trust, and its successors.

         "Issuer Order" and "Issuer Request" means a written order or request signed in the name of the Issuer by any one of its Authorized Officers and delivered to the Indenture Trustee.

         "Lien" has the meaning set forth in the Transfer and Servicing
Agreement.

         "Master Indenture" means this master indenture, dated as of April 1, 2002, between the Issuer and the Indenture Trustee, as the same may be amended, supplemented or otherwise modified from time to time including, with respect to any Series or Class, the related Indenture Supplement.

         "Monthly Period" means, with respect to each Distribution Date, unless otherwise provided in an Indenture Supplement, the period from and including the first day of the preceding calendar month to and including the last day of such calendar month; provided, however, that the initial Monthly Period with respect to any Series will commence on the Closing Date with respect to such Series and end on last day of the calendar month preceding the first Distribution Date.

         "Moody's" has the meaning set forth in the Transfer and Servicing Agreement.

         "New Issuance" has the meaning set forth in Section 2.12(a).

         "Note Interest Rate" means, as of any particular date of determination and with respect to any Series or Class, the interest rate as of such date specified therefor in the related Indenture Supplement.

         "Note Owner" means, with respect to a Book-Entry Note, the Person who is the owner of such Book-Entry Note, as reflected on the books of the Clearing Agency, or on the books of a Person maintaining an account with such Clearing Agency (directly as a Clearing Agency Participant or as an Indirect Participant, in accordance with the rules of such Clearing Agency).

         "Note Register" has the meaning set forth in Section 2.05.

         "Noteholder" or "Holder" means the Person in whose name a Note is registered on the Note Register and, if applicable, the holder of any Bearer Note, Global Note or Coupon, as the case may be, or such other Person deemed to be a "Noteholder" or "Holder" in any related Indenture Supplement.

         "Notes" means all Series of Notes issued by the Trust pursuant to the Master Indenture and the related Indenture Supplement.

         "Notice of Default" has the meaning set forth in Section 5.02(c).

         "Officer's Certificate" means, unless otherwise specified in this Master Indenture, a certificate delivered to the Indenture Trustee signed by any Authorized Officer of the Issuer, Seller, Transferor or the Servicer, as applicable, under the circumstances described in, and otherwise complying with, the applicable requirements of Section 12.01.

         "Opinion of Counsel" means a written opinion of counsel, who may be counsel for, or an employee of, the Person providing the opinion and who shall be reasonably acceptable to the Indenture Trustee; provided that a Tax Opinion shall be an opinion of nationally recognized tax counsel.

         "Outstanding" means, as of the date of determination, all Notes theretofore authenticated and delivered under this Master Indenture except:

                  (i) Notes theretofore canceled by the Transfer Agent and Registrar or delivered to the Transfer Agent and Registrar for cancellation;

                  (ii) Notes or portions thereof the payment for which money in the necessary amount has been theretofore deposited with the Indenture Trustee or any Paying Agent in trust for the Holders of such Notes (provided, however, that if such Notes are to be redeemed, notice of such redemption has been duly given pursuant to this Master Indenture or provision therefor, satisfactory to the Indenture Trustee, has been made); and

                  (iii) Notes in exchange for or in lieu of other Notes which have been authenticated and delivered pursuant to this Master Indenture unless proof satisfactory to the Indenture Trustee is presented that any such Notes are held by a Protected Purchaser;

provided that, in determining whether the Holders of the requisite Outstanding Amount of the Notes have given any request, demand, authorization, direction, notice, consent or waiver hereunder, Notes owned by the Issuer, any other obligor upon the Notes, the Transferor, the Servicer or any Affiliate of any shall be disregarded and deemed not to be Outstanding, except that, in determining whether the Indenture Trustee shall be protected in relying upon any such request, demand, authorization, direction, notice, consent or waiver, only Notes that a Responsible Officer of the Indenture Trustee actually knows to be so owned shall be so disregarded. Notes so owned that have been pledged in good faith may be regarded as Outstanding if the pledgee establishes to the satisfaction of the Indenture Trustee the pledgee's right so to act with respect to such Notes and that the pledgee is not the Issuer, any other obligor upon the Notes, the Transferor, the Servicer or any of their respective Affiliates. In making any such determination, the Indenture Trustee may rely on the representations of the pledgee and shall not be required to undertake any independent investigation.

         "Outstanding Amount" means the aggregate principal amount of all Notes Outstanding at the date of determination and, with respect to the Notes of a particular Series, the aggregate principal amount of all Notes of such Series which are Outstanding at the date of determination.

         "Owner Trustee" means Wilmington Trust Company, not in its individual capacity, but solely as owner trustee under the Trust Agreement, its successors in interest and any successor owner trustee under the Trust Agreement.

         "Paired Series" means (i) each Series which has been paired with another Series (which Series may be prefunded or partially prefunded), such that the reduction of the Invested Amount or Adjusted Invested Amount of such Series results in the increase of the Invested Amount of such other Series, as described in the related Indenture Supplements, and (ii) such other Series.

         "Participation Interest Supplements" has the meaning set forth in the Transfer and Servicing Agreement.

         "Pay Out Event" means, with respect to any Series, a Trust Pay Out Event or a Series Pay Out Event.

         "Paying Agent" means any paying agent appointed pursuant to Section
2.08 and shall initially be the Indenture Trustee; provided that if the Indenture Supplement for a Series so provides, a separate or additional Paying Agent may be appointed with respect to such Series.

         "Permitted Assignee" means any Person who, if it were to purchase Receivables (or interests therein) in connection with a sale thereof pursuant to Sections 5.05(a) and 5.16, would not cause the Trust to be taxable as a publicly traded partnership for federal income tax purposes, but shall not include the Transferor and its Affiliates.

         "Person" has the meaning set forth in the Transfer and Servicing Agreement.

         "Principal Receivables" has the meaning set forth in the Transfer and Servicing Agreement.

         "Principal Sharing Series" means a Series that, pursuant to the Indenture Supplement therefor, is entitled to receive Shared Principal Collections. If so specified in the Indenture Supplement for a Group of Series, each such Series may be Principal Sharing Series only for the other Series in such Group.

         "Principal Shortfalls" means, with respect to a Distribution Date, the aggregate amount for all outstanding Series which the related Indenture Supplements specify are "Principal Shortfalls" for such Series and for such Distribution Date.

         "Principal Terms" means, with respect to any Series, (i) the name or designation; (ii) the initial principal amount (or method for calculating such amount), the Invested Amount and the Required Transferor Interest; (iii) the
Note Interest Rate for each Class of Notes of such Series (or method for the determination thereof); (iv) the payment date or dates and the date or dates from which interest shall accrue; (v) the method for allocating Collections to Noteholders; (vi) the designation of any Series Accounts and the terms governing the operation of any such Series Accounts; (vii) the Servicing Fee; (viii) the issuer and terms of any form of Series Enhancements with respect thereto; (ix) the terms on which the Notes of such Series may be exchanged for Notes of another Series, repurchased by the Transferor or remarketed to other investors;
(x) the Series Final Maturity Date; (xi) the number of Classes of Notes of such Series and, if more than one Class, the rights and priorities of each such Class; (xii) the extent to which the Notes of such Series will be issuable in temporary or permanent global form (and, in such case, the depositary for such global note or notes, the terms and conditions, if any, upon which such global note may be exchanged, in whole or in part, for Definitive Notes, and the manner in which any interest payable on a temporary or global note will be paid);
(xiii) whether the Notes of such Series may be issued in bearer form and any limitations imposed thereon; (xiv) the priority of such Series with respect to any other Series; (xv) whether such Series will be part of a Group; (xvi) whether such Series will be a Principal Sharing Series; (xvii) whether such Series will be an Excess Allocation Series; (xviii) the Distribution Date; (xix) whether such Series will or may be a Paired Series and the Series with which it will be paired, if applicable; and (xx) any other terms of such Series.

         "Proceeding" means any suit in equity, action at law or other judicial or administrative proceeding.

         "Protected Purchaser" has the meaning set forth in the New York UCC.

         "Qualified Account" means either (i) a segregated account with an Eligible Institution or (ii) a segregated trust account with the corporate trust department of a depository institution organized under the laws of the United States or any State thereof (or any domestic branch of a foreign bank), and acting as a trustee for funds deposited in such account, so long as any of the unsecured, unguaranteed senior debt securities of such depository institution shall have a credit rating from each Rating Agency in one of its generic credit rating categories that signifies investment grade.

         "Rating Agency" means, with respect to any outstanding Series or Class, each rating agency, as specified in the applicable Indenture Supplement, selected by the Transferor to rate the Notes of such Series or Class.

         "Rating Agency Condition" means, with respect to any action, that each Rating Agency shall have notified the Transferor and the Indenture Trustee in writing that such action will not result in a reduction or withdrawal of their current rating of any outstanding Series or Class with respect to which it is a Rating Agency or, with respect to any outstanding Series or Class not rated by any Rating Agency, the written consent of the Noteholders of such Series or Class as specified in the Indenture Supplement for such Series.

         "Reallocated Principal Collections" has, with respect to any series, the meaning set forth in the related Indenture Supplement.

         "Receivables" has the meaning set forth in the Transfer and Servicing Agreement.

         "Receivables Purchase Agreement" means (i) the receivables purchase agreement, dated as of April 1, 2002, between Nordstrom fsb, as seller, and Nordstrom Credit Card Receivables LLC, as purchaser, as the same may be amended, supplemented or otherwise modified from time to time or (ii) any receivables purchase agreement entered into between the Transferor and an Account Owner, as the same may be amended, supplemented or otherwise modified from time to time.

         "Recoveries" has the meaning set forth in the Transfer and Servicing Agreement.

         "Record Date" means, with respect to any Distribution Date, (i) for Definitive Notes, the last day of the calendar month immediately preceding such Distribution Date or (ii) for Book-Entry Notes, the Business Day immediately preceding such Distribution Date unless otherwise specified for a Series in the related Indenture Supplement.

         "Redemption Date" means, with respect to any Series, the date or dates, if any, specified in the related Indenture Supplement.

         "Registered Notes" means any Series or Class of Notes, together with the Indenture Trustee's certificate of authentication related thereto, issued in fully registered form.

         "Removed Accounts" has the meaning set forth in the Transfer and Servicing Agreement.

         "Required Minimum Principal Balance" has the meaning set forth in the Transfer and Servicing Agreement.

         "Required Transferor Interest" means, with respect to any date, an amount equal to the product of (i) the Required Transferor Percentage and (ii) the aggregate amount of Principal Receivables.

         "Required Transferor Percentage" means 9.0%; provided, however, that the Transferor may reduce the Required Transferor Percentage upon (i) 30 days' prior notice to the Indenture Trustee and each Rating Agency, (ii) satisfaction of the Rating Agency Condition with respect thereto and (iii) delivery to the Indenture Trustee of a certificate of a Vice President or more senior officer of the Transferor stating that the Transferor reasonably believes that such reduction will not, based on the facts known to such officer at the time of such certification, then or thereafter have an Adverse Effect.

         "Responsible Officer" means, when used with respect to the Indenture Trustee, any officer (i) within the Corporate Trust Office, including any vice president, assistant vice president, assistant treasurer, assistant secretary, trust officer or any other officer of the Indenture

Trustee customarily performing functions similar to those performed by the individuals who at the time shall be such officers or to whom any corporate trust matter is referred at the Corporate Trust Office because of such officer's knowledge of and familiarity with the particular subject and (ii) who shall have direct responsibility for the administration of this Master Indenture and the other Transaction Documents.

         "Revolving Period" means, with respect to each Series, the period specified in the related Indenture Supplement.

         "Securities Act" means the Securities Act of 1933, as amended.

         "Seller" means Nordstrom fsb, in its capacity as seller under the Receivables Purchase Agreement, or any other seller under a Receivables Purchase Agreement, and their respective successors.

         "Series" means any series of Notes issued pursuant to this Master Indenture and the related Indenture Supplement.

         "Series Account" means any deposit, trust, securities escrow or similar account maintained for the benefit of the Noteholders of any Series or Class, as specified in any Indenture Supplement.

         "Series Enhancement" means the rights and benefits provided to the Trust or the Noteholders of any Series or Class pursuant to any letter of credit, surety bond, cash collateral account, collateral invested amount, spread account, reserve account, guaranteed rate agreement, maturity liquidity facility, tax protection agreement, interest rate swap agreement, interest rate cap agreement or other similar arrangement. The subordination of any Series or Class to another Series or Class shall be deemed to be a Series Enhancement.

         "Series Enhancer" means the Person or Persons providing any Series Enhancement, other than (except to the extent otherwise provided with respect to any Series in the related Indenture Supplement) the Noteholders of any Series or Class which is subordinated to another Series or Class.

         "Series Final Maturity Date" means, with respect to any Series, the final maturity date for such Series specified in the related Indenture Supplement.

         "Series Issuance Date" means, with respect to any Series, the date on which the Notes of such Series are to be originally issued in accordance with
Section 2.12 and the related Indenture Supplement.

         "Series Pay Out Event" has, with respect to any Series, the meaning specified pursuant to the related Indenture Supplement.

         "Servicer" has the meaning set forth in the Transfer and Servicing Agreement.

         "Servicer Default" has the meaning set forth in the Transfer and Servicing Agreement.

         "Servicing Fee" has the meaning set forth in the Transfer and Servicing Agreement.

         "Shared Excess Finance Charge Collections" means, with respect to any Distribution Date, the aggregate amount for all outstanding Series that the related Indenture Supplements specify are to be treated as "Shared Excess Finance Charge Collections" for such Distribution Date.

         "Shared Principal Collections" means, with respect to a Distribution Date, the aggregate amount for all outstanding Series of Collections of Principal Receivables which the related Indenture Supplements specify are to be treated as "Shared Principal Collections" for such Distribution Date.

         "Special Funding Account" has the meaning set forth in Section 8.03.

         "Special Funding Amount" means the amount on deposit in the Special Funding Account.

         "Standard & Poor's" has the meaning set forth in the Transfer and Servicing Agreement.

         "State" means any state of the United States and the District of Columbia.

         "Successor Servicer" has the meaning set forth in the Transfer and Servicing Agreement.

         "Tax Opinion" means, with respect to any action, an Opinion of Counsel to the effect that, for federal income tax purposes, such action will not (i) adversely affect the tax characterization as debt of the Notes of any outstanding Series or Class that were characterized as debt at the time of their issuance, (ii) cause the Trust to be deemed to be an association (or publicly traded partnership) taxable as a corporation and (iii) cause or constitute an event in which gain or loss would be recognized by any Noteholder.

         "Termination Notice" has the meaning set forth in the Transfer and Servicing Agreement.

         "Transaction Documents" means, with respect to any Series of Notes, the Certificate of Trust, the Trust Agreement, each related Receivables Purchase Agreement, the Transfer and Servicing Agreement, this Master Indenture, the related Indenture Supplement, any Enhancement Agreement, the Administration Agreement, and such other documents and certificates delivered in connection therewith.

         "Transfer Agent and Registrar" has the meaning set forth in Section
2.05.

         "Transfer and Servicing Agreement" means the Transfer and Servicing Agreement, dated as of April 1, 2002, among the Transferor, the Servicer, the Indenture Trustee and the Issuer, as the same may be amended, supplemented or otherwise modified from time to time.

         "Transfer Date" means the Business Day immediately preceding each Distribution Date.

         "Transfer Restriction Event" has the meaning set forth in the Transfer and Servicing Agreement.

         "Transferor" has the meaning set forth in the Transfer and Servicing Agreement.

         "Transferor Interest" means on any date of determination an amount equal to (i) the sum of (a) an amount equal to the aggregate balance of Principal Receivables plus (b) the Special Funding Amount, in each case, at the end of the day immediately prior to such date of determination, minus (ii) the aggregated Invested Amounts with respect to all Series of Notes issued and outstanding on such date of determination.

         "Transferor Percentage" means, on any date of determination, when used with respect to Principal Receivables, Finance Charge Receivables and Defaulted Receivables, a percentage equal to 100% minus the Aggregate Investor Percentage with respect to such category of Receivables.

         "Trust" means the Nordstrom Credit Card Master Note Trust.

         "Trust Agreement" means the Trust Agreement relating to the Trust, dated as of April 1, 2002, between Nordstrom Credit Card Receivables LLC, as transferor, and the Owner Trustee, as the same may be amended, supplemented or otherwise modified from time to time.

         "Trust Indenture Act" or "TIA" means the Trust Indenture Act of 1939, as amended.

         "Trust Pay Out Event" has the meaning set forth in Section 5.01.

         "Trustees" means the Indenture Trustee and the Owner Trustee.

         "UCC" shall have the meaning set forth in the Transfer and Servicing Agreement.

         "United States" means the United States of America.

         Section 1.02. Other Definitional Provisions.

         (a) With respect to any Series, capitalized terms used herein that are not otherwise defined shall have the meanings ascribed thereto in the Trust Agreement, the Transfer and Servicing Agreement or the related Indenture Supplement, as the case may be.

         (b) All terms defined in this Master Indenture shall have the defined meanings when used in any certificate or other document made or delivered pursuant hereto unless otherwise defined therein.

         (c) As used in this Master Indenture and in any certificate or other document made or delivered pursuant hereto or thereto, accounting terms not defined in this Master Indenture or in any such certificate or other document, and accounting terms partly defined in this Master Indenture or in any such certificate or other document to the extent not defined, shall have the respective meanings given to them under GAAP. To the extent that the definitions of accounting terms in this Master Indenture or in any such certificate or other document are inconsistent with the meanings of such terms under GAAP, the definitions contained in this Master Indenture or in any such certificate or other document shall control.

         (d) Any reference to each Rating Agency shall only apply to any specific rating agency if such rating agency is then rating any outstanding Series.

         (e) Unless otherwise specified, references to any amount as on deposit or outstanding on any particular date means such amount at the close of business on such day.

         (f) Whenever this Master Indenture refers to a provision of the TIA, the provision is incorporated by reference in and made a part of this Indenture. The following TIA terms used in this Master Indenture have the following meanings:

                  "indenture securities" means the Notes.

                  "indenture security holder" means a Noteholder.

                  "indenture to be qualified" means this Master Indenture.

                  "indenture trustee" or "institutional trustee" means the Indenture Trustee.

                  "obligor" on the indenture securities means the Issuer and any other obligor on the indenture securities.

         All other TIA terms used in this Master Indenture that are defined by the TIA, defined by TIA reference to another statute or defined by Commission rule have the meaning assigned to them by such definitions.

         (g) For all purposes of this Agreement, except as otherwise expressly provided or unless the context otherwise requires, (i) terms used herein include, as appropriate, all genders and the plural as well as the singular,
(ii) references to this Agreement include all Exhibits hereto, (iii) references to words such as "herein", "hereof" and the like shall refer to this Agreement as a whole and not to any particular part, Article or Section within this Agreement, (iv) references to an Article or Section such as "Article One" or "Section 1.01" and the like shall refer to the applicable Article or Section of this Agreement, (v) the term "include" and all variations thereof shall mean "include without limitation", (vi) the term "or" shall include "and/or" and
(vii) the term "proceeds" shall have the meaning ascribed to such term in the UCC.

                                  ARTICLE TWO
                                    THE NOTES

         Section 2.01. Form Generally. Any Series or Class of Notes, together with the Indenture Trustee's certificate of authentication related thereto, may be issued in bearer form with attached interest coupons and a special coupon or in fully registered form and shall be in substantially the form of an exhibit to the related Indenture Supplement with such appropriate insertions, omissions, substitutions and other variations as are required or permitted by this Master Indenture or such Indenture Supplement, and may have such letters, numbers or other marks of identification and such legends or endorsements placed thereon, as may, consistently herewith, be determined by the officers executing such Notes, as evidenced by their execution of such Notes. Any portion of the text of any Note may be set forth on the reverse thereof, with an appropriate reference thereto on the face of the Note. The terms of any Notes set forth in an exhibit to the related Indenture Supplement are part of the terms of this Master Indenture, as applicable.

         The Definitive Notes shall be typewritten, printed, lithographed or engraved or produced by any combination of these methods, all as determined by the officers executing such Notes, as evidenced by its execution of such Notes.

         Each Note will be dated the Closing Date and each Definitive Note will be dated as of the date of its authentication.

         Section 2.02. Denominations. Except as otherwise specified in the related Indenture Supplement and the Notes, each class of Notes of each Series shall be issued in fully registered form in minimum amounts of $100,000 and in integral multiples of $1,000 in excess thereof (except that one Note of each Class may be issued in a different amount, so long as such amount exceeds the applicable minimum denomination for such Class), and shall be issued upon initial issuance as one or more Notes in an aggregate original principal amount equal to the applicable Invested Amount for such Class or Series.

         Section 2.03. Execution, Authentication and Delivery. Each Note shall be executed by manual or facsimile signature on behalf of the Issuer by an Authorized Officer. Notes bearing the manual or facsimile signature of an individual who was, at the time when such signature was affixed, authorized to sign on behalf of the Issuer shall not be rendered invalid, notwithstanding the fact that such individual ceased to be so authorized prior to the authentication and delivery of such Notes or does not hold such office at the date of issuance of such Notes.

         At any time and from time to time after the execution and delivery of this Master Indenture, the Issuer may deliver Notes executed by the Issuer to the Indenture Trustee for authentication and delivery, and the Indenture Trustee shall authenticate at the written direction of the Issuer and deliver such Notes as provided in this Master Indenture or the related Indenture Supplement and not otherwise. Each Note shall be dated its date of authentication.

         No Note shall be entitled to any benefit under this Master Indenture or the applicable Indenture Supplement or be valid or obligatory for any purpose, unless there appears on such

Note a certificate of authentication substantially in the form provided for herein or in the related Indenture Supplement executed by or on behalf of the Indenture Trustee by the manual signature of a duly authorized signatory, and such certificate upon any Note shall be conclusive evidence, and the only evidence, that such Note has been duly authenticated and delivered hereunder.

         Section 2.04. Authenticating Agent.

         (a) The Indenture Trustee may appoint one or more authenticating agents with respect to the Notes which shall be authorized to act on behalf of the Indenture Trustee in authenticating the Notes in connection with the issuance, delivery, registration of transfer, exchange or repayment of the Notes. Whenever reference is made in this Master Indenture to the authentication of Notes by the Indenture Trustee or the Indenture Trustee's certificate of authentication, such reference shall be deemed to include authentication on behalf of the Indenture Trustee by an authenticating agent and a certificate of authentication executed on behalf of the Indenture Trustee by an authenticating agent. Each authenticating agent must be acceptable to the Issuer and the Servicer.

         (b) Any institution succeeding to the corporate agency business of an authenticating agent shall continue to be an authenticating agent without the execution or filing of any power or any further act on the part of the Indenture Trustee or such authenticating agent.

         (c) An authenticating agent may at any time resign by giving written notice of resignation to the Indenture Trustee, the Issuer and the Servicer. The Indenture Trustee may at any time terminate the agency of an authenticating agent by giving notice of termination to such authenticating agent and to the Issuer and the Servicer. Upon receiving such a notice of resignation or upon such a termination, or in case at any time an authenticating agent shall cease to be acceptable to the Indenture Trustee or the Issuer and the Servicer, the Indenture Trustee may promptly appoint a successor authenticating agent. Any successor authenticating agent upon acceptance of its appointment hereunder shall become vested with all the rights, powers and duties of its predecessor hereunder, with like effect as if originally named as an authenticating agent. No successor authenticating agent shall be appointed unless acceptable to the Issuer and the Servicer.

         (d) The Issuer agrees to pay to each authenticating agent from time to time reasonable compensation for its services under this Section.

         (e) The provisions of Sections 6.01 and 6.04 shall be applicable to any authenticating agent.

         (f) Pursuant to an appointment made under this Section, the Notes may have endorsed thereon, in lieu of or in addition to the Indenture Trustee's certificate of authentication, an alternative certificate of authentication in substantially the following form:

         This is one of the Notes described in the within-mentioned Agreement.




                                           as Authenticating Agent
                                           for the Indenture Trustee

                                           By:
                                                --------------------------------
                                                   Authorized Signatory


         Section 2.05. Registration of and Limitations on Transfer and Exchange of Notes. The Issuer shall cause to be kept a register (the "Note Register") in which the entity acting as transfer agent and registrar (the "Transfer Agent and Registrar") shall provide for the registration of Notes and the registration of transfers of Notes. The Indenture Trustee initially shall be the Transfer Agent and Registrar for the purpose of registering Notes and transfers of Notes as herein provided. Upon any resignation of any Transfer Agent and Registrar, the Issuer shall promptly appoint a successor or, if it elects not to make such an appointment, assume the duties of Transfer Agent and Registrar.

         If a Person other than the Indenture Trustee is appointed by the Issuer as Transfer Agent and Registrar, the Issuer will give the Indenture Trustee prompt written notice of the appointment of a Transfer Agent and Registrar and of the location, and any change in the location, of the Transfer Agent and Registrar and Note Register. The Indenture Trustee shall have the right to inspect the Note Register at all reasonable times and to obtain copies thereof, and the Indenture Trustee shall have the right to rely upon a certificate executed on behalf of the Transfer Agent and Registrar by an officer thereof as to the names and addresses of the Noteholders and the principal amounts and numbers of such Notes.

         Upon surrender for registration of transfer of any Note at the office or agency of the Transfer Agent and Registrar, to be maintained as provided in
Section 3.02, if the requirements of Section 8-401 of the UCC are met, the Issuer shall execute, and upon receipt of such surrendered Note the Indenture Trustee shall authenticate and deliver to the Noteholder, in the name of the designated transferee or transferees, one or more new Notes (of the same Series and Class) in any authorized denominations of like aggregate principal amount.

         At the option of a Noteholder, Notes may be exchanged for other Notes (of the same Series and Class) in any authorized denominations and of like aggregate principal amount, upon surrender of such Notes to be exchanged at the office or agency of the Transfer Agent and Registrar. Whenever any Notes are so surrendered for exchange, if the requirements of Section 8-401 of the UCC are met, the Issuer shall execute, and upon receipt of such surrendered Note the Indenture Trustee shall authenticate and deliver to the Noteholder, the Notes which the Noteholder making the exchange is entitled to receive.

         All Notes issued upon any registration of transfer or exchange of Notes shall evidence the same obligations, evidence the same debt, and be entitled to the same rights and privileges under this Master Indenture, as the Notes surrendered upon such registration of transfer or exchange.

         Every Note presented or surrendered for registration of transfer or exchange shall be duly endorsed by, or be accompanied by a written instrument of transfer in a form satisfactory to the Indenture Trustee duly executed by, the Noteholder thereof or its attorney-in-fact duly authorized in writing, and by such other documents as the Indenture Trustee may reasonably require.

         The registration of transfer of any Note shall be subject to the additional requirements, if any, set forth in the related Indenture Supplement.

         No service charge shall be made for any registration of transfer or exchange of Notes, but the Issuer and Registrar may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any registration of transfer or exchange of such Notes.

         All Notes surrendered for registration of transfer and exchange shall be canceled by the Issuer and delivered to the Indenture Trustee for subsequent destruction without liability on the part of either. The Indenture Trustee shall destroy the Global Note upon its exchange in full for Definitive Notes and shall deliver a certificate of destruction to the Transferor. Such certificate shall also state that a certificate or certificates of each Foreign Clearing Agency referred to in the applicable Indenture Supplement was received with respect to each portion of the Global Note exchanged for Definitive Notes.

         Unless otherwise set forth in an Indenture Supplement, the preceding provisions of this Section notwithstanding, the Issuer shall not be required to make, and the Transfer Agent and Registrar need not register, transfers or exchanges of Notes for a period of 20 days preceding the due date for any payment with respect to the Note.

         If and so long as any Series of Notes are listed on the Luxembourg Stock Exchange and such exchange shall so require, the Indenture Trustee shall appoint a co-transfer agent and co-registrar in Luxembourg or another European city. Any reference in this Master Indenture to the Transfer Agent and Registrar shall include any co-transfer agent and co-registrar unless the context otherwise requires. The Indenture Trustee will enter into any appropriate agency agreement with any co-transfer agent and co-registrar not a party to this Master Indenture, which will implement the provisions of this Master Indenture that relate to such agent.

         Section 2.06. Mutilated, Destroyed, Lost or Stolen Notes. If (i) any mutilated Note is surrendered to the Indenture Trustee, or the Indenture Trustee receives evidence to its reasonable satisfaction of the destruction, loss or theft of any Note, and (ii) in case of destruction, loss, or theft there is delivered to the Indenture Trustee such security or indemnity as may be required by it to hold the Issuer, the Noteholders, the Transfer Agent, the Registrar and the Indenture Trustee harmless, then, in the absence of notice to the Issuer, the Transfer Agent and Registrar or the Indenture Trustee that such Note has been acquired by a Protected Purchaser, the Issuer shall execute, and the Indenture Trustee shall authenticate and deliver, in exchange for or in lieu of any such mutilated, destroyed, lost or stolen Note, a replacement Note of like tenor (including the same date of issuance) and principal amount, bearing a number not contemporaneously outstanding; provided, however, that if any such mutilated, destroyed, lost or stolen Note shall have become or within seven days shall be due and payable, or shall have been selected or called for redemption, instead of issuing a replacement Note, the Issuer may pay such Note without surrender thereof, except that any mutilated Note shall be surrendered. If, after the delivery of such replacement Note or payment of a destroyed, lost or stolen Note pursuant to the proviso to the preceding sentence, a Protected Purchaser of the original Note in lieu of which such replacement Note was issued presents for payment such original Note, the Issuer and the Indenture Trustee shall be entitled to recover such replacement Note (or such payment) from the Person to whom it was delivered or any Person taking such replacement Note from such Person to whom such replacement Note was delivered or any assignee of such Person, except a Protected Purchaser, and shall be entitled to recover upon the security or indemnity provided therefor to the extent of any loss, damage, cost or expense incurred by the Issuer or the Indenture Trustee in connection therewith.

         Upon the issuance of any replacement Note under this Section, the Issuer may require the payment by the Holder of such Note of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other reasonable expenses (including the fees and expenses of the Indenture Trustee or the Transfer Agent and Registrar) connected therewith.

         Every replacement Note issued pursuant to this Section in replacement of any mutilated, destroyed, lost or stolen Note shall constitute complete and indefeasible evidence of debt of the Trust, as if originally issued, whether or not the mutilated, destroyed, lost or stolen Note shall be found at any time, and shall be entitled to all the benefits of this Master Indenture equally and proportionately with any and all other Notes duly issued hereunder.

         The provisions of this Section are exclusive and shall preclude (to the extent lawful) all other rights and remedies with respect to the replacement or payment of mutilated, destroyed, lost or stolen Notes.

         Section 2.07. Persons Deemed Owners. Prior to due presentment for registration of transfer of any Note, the Issuer, the Indenture Trustee and any agent of the Transferor, the Issuer or the Indenture Trustee shall treat the Person in whose name any Note is registered as the owner of such Note for the purpose of receiving distributions pursuant to the terms of the applicable Indenture Supplement and for all other purposes whatsoever, whether or not such
Note is overdue, and neither the Issuer, the Transferor, the Indenture Trustee nor any agent of the Issuer, the Transferor or the Indenture Trustee shall be affected by any notice to the contrary.

         Section 2.08. Appointment of Paying Agent.

         (a) The Issuer reserves the right at any time to vary or terminate the appointment of a Paying Agent for the Notes, and to appoint additional or other Paying Agents, provided that it will at all times maintain the Indenture Trustee as Paying Agent.

         If and so long as any Notes are listed on the Luxembourg Stock Exchange and such exchange shall so require, the Indenture Trustee will appoint a co-paying agent in Luxembourg or another European city. The Indenture Trustee will enter into any appropriate agency agreement with any co-paying agent not a party to this Master Indenture, which will implement the provisions of this Master Indenture that relate to such agent. The Indenture Trustee initially appoints Kredietbank S.A. Luxembourgeoise, at its office located at 43 Boulevard Royal, L-2955 Luxembourg, as Paying Agent for each Series of Notes listed on the Luxembourg Stock Exchange.

         Notice of all changes in the identity or specified office of a Paying Agent will be delivered promptly to the Noteholders by the Indenture Trustee.

         (b) The Indenture Trustee shall cause the Paying Agent (other than itself) to execute and deliver to the Indenture Trustee an instrument in which such Paying Agent shall agree with the Indenture Trustee that it will hold all sums, if any, held by it for payment to the Noteholders in trust for the benefit of the Noteholders entitled thereto until such sums shall be paid to such Noteholders and shall agree, and if the Indenture Trustee is the Paying Agent it hereby agrees, that it shall comply with all requirements of the Code regarding the withholding by the Indenture Trustee of payments in respect of federal income taxes due from the Beneficial Owners.

         Section 2.09. Access to List of Noteholders' Names and Addresses.

         (a) The Indenture Trustee will furnish or cause to be furnished to the Issuer, the Servicer, any Noteholder or the Paying Agent, within five Business Days after receipt by the Indenture Trustee of a written request therefor from the Issuer, the Servicer, such Noteholder or the Paying Agent, respectively, a list of the names and addresses of the Noteholders. Unless otherwise provided in the related Indenture Supplement, holders of 10% of the Outstanding Amount of the Notes of any Series (the "Applicants") may apply in writing to the Indenture Trustee, and if such application states that the Applicants desire to communicate with other Noteholders of any Series with respect to their rights under this Master Indenture or under the Notes and is accompanied by a copy of the communication which such Applicants propose to transmit, then the Indenture Trustee, after having been adequately indemnified by such Applicants for its costs and expenses, shall afford or shall cause the Transfer Agent and Registrar to afford such Applicants access during normal business hours to the most recent list of Noteholders held by the Indenture Trustee and shall give the Servicer notice that such request has been made, within five Business Days after the receipt of such application. Such list shall be as of a date no more than 45 days prior to the date of receipt of such Applicants' request.

         (b) Every Noteholder, by receiving and holding a Note, agrees that none of the Issuer, the Owner Trustee, the Indenture Trustee, the Transfer Agent and Registrar and the Servicer or any of their respective agents and employees shall be held accountable by reason of the disclosure of any such information as to the names and addresses of the Noteholders hereunder, regardless of the sources from which such information was derived.

         Section 2.10. Cancellation. All Notes surrendered for payment, registration of transfer, exchange or redemption shall, if surrendered to any Person other than the Indenture Trustee, be delivered to the Indenture Trustee and shall be promptly canceled by it. Pursuant to an Issuer

Request, the Issuer may at any time deliver to the Indenture Trustee for cancellation any Notes previously authenticated and delivered hereunder which the Issuer may have acquired in any lawful manner whatsoever, and all Notes so delivered shall be promptly canceled by the Indenture Trustee. No Notes shall be authenticated in lieu of or in exchange for any Notes canceled as provided in this Section, except as expressly permitted by this Master Indenture. All canceled Notes held by the Indenture Trustee shall be destroyed unless the Issuer shall direct by a timely order that they be returned to it.

         Section 2.11. Release of Collateral. Subject to Section 12.01, the Indenture Trustee shall release property from the lien of this Master Indenture only upon receipt of an Issuer Request accompanied by an Officer's Certificate, an Opinion of Counsel and Independent Certificates in accordance with TIA
Section 314(c) and 314(d) or an Opinion of Counsel in lieu of such Independent Certificates to the effect that the TIA does not require any such Independent Certificates.

         Section 2.12. New Issuances.

         (a) Pursuant to one or more Indenture Supplements, the Transferor may from time to time direct the Owner Trustee in writing, on behalf of the Issuer, to issue one or more new Series of Notes (each, a "New Issuance"). The Notes of all outstanding Series shall be equally and ratably entitled as provided herein to the benefits of this Master Indenture without preference, priority or distinction, all in accordance with the terms and provisions of this Master Indenture and the applicable Indenture Supplement except, with respect to any Series or Class, as provided in the related Indenture Supplement. Interest on and principal of the Notes of each outstanding Series shall be paid on each Distribution Date as specified in the Indenture Supplement relating to such outstanding Series.

         (b) On or before the Series Issuance Date relating to any new Series of Notes, the parties hereto will execute and deliver an Indenture Supplement which will specify the Principal Terms of such Series. The terms of such Indenture Supplement may modify or amend the terms of this Master Indenture solely as applied to such new Series. The obligation of the Owner Trustee to execute, on behalf of the Issuer, the Notes of any Series and of the Indenture Trustee to authenticate such Notes and to execute and deliver the related Indenture Supplement (other than any Series issued pursuant to an Indenture Supplement dated as of April 1, 2002) is subject to the satisfaction of the following conditions:

                  (i) on or before the fifth day immediately preceding the Series Issuance Date, the Transferor shall have given the Trustees, the Servicer and each Rating Agency notice (unless such notice requirement is otherwise waived) of such issuance and the Series Issuance Date;

                  (ii) the Transferor shall have delivered to the Trustees any related Indenture Supplement, in form satisfactory to the Owner Trustee (as such and in its individual capacity) and the Indenture Trustee, executed by the parties thereto;

                  (iii) the Transferor shall have delivered to the Trustees any related Enhancement Agreement executed by the parties thereto;

                  (iv) the Transferor shall have delivered to the Trustees (with a copy to each Rating Agency) a Tax Opinion, dated the Series Issuance Date;

                  (v) the Rating Agency Condition shall have been satisfied with respect to such issuance;

                  (vi) such issuance will not result in any Adverse Effect and the Transferor shall have delivered to the Trustees an Officer's Certificate, dated the Series Issuance Date, to the effect that (A) the Transferor reasonably believes that such issuance will not, based on the facts known to such officer at the time of such certification, result in an Adverse Effect, and (B) all conditions precedent to such execution, authentication, and delivery have been satisfied; and

                  (vii) the aggregate amount of Principal Receivables shall be greater than the Required Minimum Principal Balance and the Transferor Interest shall be greater than the Required Transferor Interest, each as of the Series Issuance Date and after giving effect to such issuance.

Any Note held by the Transferor at any time after the date of its initial issuance may be transferred or exchanged only upon the delivery to the Trust and the Indenture Trustee of a Tax Opinion dated as of the date of such transfer or exchange, as the case may be, with respect to such transfer or exchange.

         (c) Upon satisfaction of the above conditions, pursuant to Section 2.03, the Owner Trustee, on behalf of the Issuer, shall execute and the Indenture Trustee shall authenticate and deliver the Notes of such Series as provided in this Master Indenture and the applicable Indenture Supplement. Notwithstanding the provisions of this Section, prior to the execution of any Indenture Supplement (other than an Indenture Supplement dated as of April 1,
2002), the Indenture Trustee and Owner Trustee shall be entitled to receive and rely upon an Opinion of Counsel stating that the execution of such Indenture Supplement is authorized or permitted by this Master Indenture and any Indenture Supplement related to any outstanding Series. The Indenture Trustee and Owner Trustee may, but shall not be obligated to, enter into any such Indenture Supplement which adversely affects the Indenture Trustee's or Owner Trustee's (as such or in its individual capacity) own rights, duties, benefits, protections, privileges or immunities under this Master Indenture.

         (d) The Issuer may direct the Indenture Trustee to deposit the net proceeds from any New Issuance in the Special Funding Account. The Issuer may also specify that on any Transfer Date the proceeds from the sale of any new Series may be withdrawn from the Special Funding Account and treated as Shared Principal Collections.

         Section 2.13. Book-Entry Notes. Unless otherwise provided in any related Indenture Supplement, the Notes, upon original issuance, shall be issued in the form of Global Notes representing the Book-Entry Notes.

         The Global Notes of each Series representing the Book-Entry Notes shall, unless otherwise provided in the related Indenture Supplement, initially be registered in the Note Register in the name of the nominee of the Clearing Agency or Foreign Clearing Agency for such Book-Entry Notes and shall be delivered to the Indenture Trustee or, pursuant to such Clearing Agency's or Foreign Clearing Agency's instructions held by the Indenture Trustee's agent as custodian for the Clearing Agency or Foreign Clearing Agency.

         Unless and until Definitive Notes are issued under the limited circumstances described in Section 2.15, no Beneficial Owner shall be entitled to receive a Definitive Note representing such Beneficial Owner's interest in such Note. Unless and until Definitive Notes have been issued to the Beneficial Owners pursuant to Section 2.15:

                  (a) the provisions of this Section shall be in full force and effect with respect to each such Series;

                  (b) the Indenture Trustee shall be entitled to deal with the Clearing Agency or Foreign Clearing Agency and the Clearing Agency Participants for all purposes of this Master Indenture (including the payment of principal of and interest on the Notes of each such Series) as the authorized representatives of the Beneficial Owners;

                  (c) to the extent that the provisions of this Section conflict with any other provisions of this Master Indenture, the provisions of this Section shall control with respect to each such Series;

                  (d) the rights of Beneficial Owners of each such Series shall be exercised only through the Clearing Agency or Foreign Clearing Agency and the applicable Clearing Agency Participants and shall be limited to those established by law and agreements between such Beneficial Owners and the Clearing Agency or Foreign Clearing Agency and/or the Clearing Agency Participants; pursuant to the depository agreement applicable to a Series, unless and until Definitive Notes of such Series are issued pursuant to Section 2.15, the initial Clearing Agency shall make book-entry transfers among the Clearing Agency Participants and receive and transmit distributions of principal and interest on the Notes to such Clearing Agency Participants; and

                  (e) whenever this Master Indenture requires or permits actions to be taken based upon instructions or directions of the Holders of Notes evidencing a specified percentage of the Outstanding Amount of the Notes, the Clearing Agency or Foreign Clearing Agency shall be deemed to represent such percentage only to the extent that they have received instructions to such effect from the Beneficial Owners and/or Clearing Agency Participants owning or representing, respectively, such required percentage of the beneficial interest in the Notes and has delivered such instructions to a Responsible Officer of the Indenture Trustee.

         Section 2.14. Notices to Clearing Agency or Foreign Clearing Agency. Whenever a notice or other communication to the Noteholders is required under this Master Indenture, unless and until Definitive Notes shall have been issued to Beneficial Owners pursuant to Section 2.15, the Indenture Trustee shall give all such notices and communications specified herein to be given to Noteholders to the Clearing Agency or Foreign Clearing Agency, as applicable, and shall have no obligation to the Beneficial Owners.

         Section 2.15. Definitive Notes. If so specified in the related Indenture Supplement, Notes may be issued as Definitive Notes. If (i) (a) the Issuer advises the Indenture Trustee in writing that the Clearing Agency or Foreign Clearing Agency is no longer willing or able to discharge properly its responsibilities as Clearing Agency or Foreign Clearing Agency with respect to the Book-Entry Notes of a given Class and (b) the Indenture Trustee or Issuer is unable to locate and reach an agreement on satisfactory terms with a qualified successor, (ii) the Issuer, at its option, advises the Indenture Trustee in writing that it elects to terminate the book-entry system through the Clearing Agency or Foreign Clearing Agency with respect to such Class or (iii) after the occurrence of a Servicer Default, Beneficial Owners having an aggregate of a majority of the Outstanding Amount of the Notes (or such other percentage as specified in the related Indenture Supplement) of such Class advise the Indenture Trustee and the applicable Clearing Agency or Foreign Clearing Agency through the applicable Clearing Agency Participants in writing that the continuation of a book-entry system is no longer in the best interests of the Beneficial Owners of such Class, the Clearing Agency or Foreign Clearing Agency, as the case may be, shall notify all Beneficial Owners of such Class of the occurrence of such event and of the availability of Definitive Notes to Beneficial Owners of such Class requesting the same. Upon surrender to the Indenture Trustee of the Notes of such Class, accompanied by registration instructions from the applicable Clearing Agency, the Issuer shall execute and the Indenture Trustee shall authenticate Definitive Notes of such Class and shall recognize the registered holders of such Definitive Notes as Noteholders under this Master Indenture. Neither the Issuer nor the Indenture Trustee shall be liable for any delay in delivery of such instructions, and the Issuer and the Indenture Trustee may conclusively rely on, and shall be protected in relying on, such instructions. Upon the issuance of Definitive Notes of such Series, all references herein to obligations imposed upon or to be performed by the applicable Clearing Agency or Foreign Clearing Agency shall be deemed to be imposed upon and performed by the Indenture Trustee, to the extent applicable with respect to such Definitive Notes to the extent that the Indenture Trustee is able to so perform, and the Indenture Trustee shall recognize the registered holders of the Definitive Notes of such Series as Noteholders of such Series hereunder. Definitive Notes will be transferable and exchangeable at the offices of the Transfer Agent and Registrar.

         Section 2.16. Global Notes. Unless otherwise specified in the related Indenture Supplement for any Series, Notes may be initially issued in the form of temporary or permanent Global Notes (each, a "Global Note") in bearer form, without interest coupons, in the denomination of the initial Invested Amount and substantially in the form attached to the related Indenture Supplement. Unless otherwise specified in the related Indenture Supplement, the provisions of this Section shall apply to such Global Notes. Each Global Note will be authenticated by the Indenture Trustee upon the same conditions, in substantially the same manner and with the same effect as the Definitive Notes. The Global Note may be exchanged in the manner described in the related Indenture Supplement for Registered Notes or Bearer Notes in definitive form. Except as otherwise specifically provided in the Indenture Supplement, any Notes that are issued in bearer form pursuant to this Master Indenture shall be issued in accordance with the requirements of Code Section 163(f)(2).

         Section 2.17. Meetings of Noteholders. To the extent provided by the Indenture Supplement for any Series issued in whole or in part in Bearer Notes, the Servicer or the Indenture Trustee may at any time call a meeting of the Noteholders of such Series, to be held at such time and at such place as the Servicer or the Indenture Trustee, as the case may be, shall determine, for the purpose of approving a modification of or amendment to, or obtaining a waiver of, any covenant or condition set forth in this Master Indenture with respect to such Series or in the Notes of such Series, subject to Article Ten.

         Section 2.18. Uncertificated Classes. Notwithstanding anything to the contrary contained in this Article or in Article Eleven, unless otherwise specified in any Indenture Supplement, any provisions contained in this Article and in Article Eleven relating to the registration, form, execution, authentication, delivery, presentation, cancellation and surrender of Notes shall not be applicable to any uncertificated Notes, provided, however, that, except as otherwise specifically provided in the Indenture Supplement, any such uncertificated Notes shall be issued in "registered form" within the meaning of Code Section 163(f)(1).

                                 ARTICLE THREE
                               COVENANTS OF ISSUER

         Section 3.01. Payment of Principal and Interest.

         (a) The Issuer will duly and punctually pay principal and interest in accordance with the terms of the Notes as specified in the relevant Indenture Supplement.

         (b) The Noteholders of a Series as of the Record Date in respect of a Distribution Date shall be entitled to the interest accrued and payable and principal payable on such Distribution Date as specified in the related Indenture Supplement. All payment obligations under a Note are discharged to the extent such payments are made to the Noteholder of record.

         Section 3.02. Maintenance of Office or Agency. The Issuer will maintain an office or agency within the city of Minneapolis, Minnesota and such other locations as may be set forth in an Indenture Supplement where Notes may be presented or surrendered for payment, where Notes may be surrendered for registration of transfer or exchange and where notices and demands to or upon the Issuer in respect of the Notes and this Master Indenture may be served. The Issuer hereby initially appoints the Indenture Trustee at its Corporate Trust Office to serve as its agent for the foregoing purposes. The Issuer will give prompt written notice to the Indenture Trustee and the Noteholders of the location, and of any change in the location, of any such office or agency. If at any time the Issuer shall fail to maintain any such office or agency or shall fail to furnish the Indenture Trustee with the address thereof, such presentations, surrenders, notices and demands may be made or served at the Corporate Trust Office, and the Issuer hereby appoints the Indenture Trustee at its Corporate Trust Office as its agent to receive all such presentations, surrenders, notices and demands.

         Section 3.03. Money for Note Payments to be Held in Trust. As specified in Section 8.03 and in the related Indenture Supplement, all payments of amounts due and payable with respect to the Notes which are to be made from amounts withdrawn from the Collection Account and the Special Funding Account shall be made on behalf of the Issuer by the Indenture Trustee or by the Paying Agent, and no amounts so withdrawn from the Collection Account or the Special Funding Account shall be paid over to or at the direction of the Issuer except as provided in this Section and in the related Indenture Supplement.

         Whenever the Issuer shall have a Paying Agent in addition to the Indenture Trustee, it will, on or before the Business Day next preceding each Distribution Date, direct the Indenture Trustee to deposit with such Paying Agent on or before such Distribution Date an aggregate sum sufficient to pay the amounts then becoming due, such sum to be (i) held in trust for the benefit of Persons entitled thereto and (ii) invested, pursuant to an Issuer Order, by the Paying Agent in an Eligible Investment in accordance with the terms of the related Indenture Supplement. For all investments made by a Paying Agent under this Section, such Paying Agent shall be entitled to all of the rights and obligations of the Indenture Trustee under the related Indenture Supplement, such rights and obligations being incorporated in this paragraph by this reference.

         The Issuer will cause each Paying Agent other than the Indenture Trustee to execute and deliver to the Indenture Trustee an instrument in which such Paying Agent shall agree with the Indenture Trustee (and if the Indenture Trustee acts as Paying Agent, it hereby so agrees), subject to the provisions of this Section, that such Paying Agent, in acting as Paying Agent, is an express agent of the Issuer and, further, that such Paying Agent will:

                  (i) hold all sums held by it for the payment of amounts due with respect to the Notes in trust for the benefit of the Persons entitled thereto until such sums shall be paid to such Persons or otherwise disposed of as herein provided and pay such sums to such Persons as herein provided;

                  (ii) give the Indenture Trustee notice of any default by the Issuer (or any other obligor upon the Notes) of which it has actual knowledge in the making of any payment required to be made with respect to the Notes;

                  (iii) at any time during the continuance of any such default, upon the written request of the Indenture Trustee, immediately pay to the Indenture Trustee all sums so held in trust by such Paying Agent;

                  (iv) immediately resign as a Paying Agent and forthwith pay to the Indenture Trustee all sums held by it by in trust for the payment of Notes if at any time it ceases to meet the standards required to be met by a Paying Agent at the time of its appointment; and

                  (v) comply with all requirements of the Code with respect to the withholding from any payments made by it on any Notes of any applicable withholding taxes imposed thereon and with respect to any applicable reporting requirements in connection therewith.

         The Issuer may at any time, for the purpose of obtaining the satisfaction and discharge of this Master Indenture or for any other purpose, by Issuer Order direct any Paying Agent to pay to the Indenture Trustee all sums held in trust by such Paying Agent, such sums to be held by the Indenture Trustee upon the same trusts as those upon which such sums were held by such Paying Agent; and upon such payment by any Paying Agent to the Indenture Trustee, such Paying Agent shall be released from all further liability with respect to such money.

         Section 3.04. Existence. The Issuer will keep in full effect its existence, rights and franchises as a business trust under the laws of the State of Delaware (unless it becomes, or any successor Issuer hereunder is or becomes, organized under the laws of any other State or of the United States, in which case the Issuer will keep in full effect its existence, rights and franchises under the laws of such other jurisdiction) and will obtain and preserve its qualification to do business in each jurisdiction in which such qualification is or shall be necessary to protect the validity and enforceability of this Master Indenture, the Notes, the Collateral and each other related instrument or agreement.

         Section 3.05. Protection of Trust. The Issuer will from time to time prepare, or cause to be prepared, execute and deliver all such supplements and amendments hereto and all such financing statements, continuation statements, instruments of further assurance and other instruments, and will take such other action necessary or advisable to:

                  (a) grant more effectively all or any portion of the Collateral as security for the Notes;

                  (b) maintain or preserve the lien (and the priority thereof) of this Master Indenture or to carry out more effectively the purposes hereof;

                  (c) perfect, publish notice of, or protect the validity of any Grant made or to be made under this Master Indenture;

                  (d) enforce any Grant of the Collateral; or

                  (e) preserve and defend title to the Collateral securing the Notes and the rights therein of the Indenture Trustee and the Noteholders secured thereby against the claims of all Persons and parties.

         The Issuer hereby designates the Indenture Trustee its agent and attorney-in-fact to execute any financing statement, continuation statement or other instrument required pursuant to this Section.

         The Issuer shall pay or cause to be paid any taxes levied on all or any part of the Collateral securing the Notes.

         Section 3.06. Opinions as to Collateral.

         (a) On the Series Issuance Date relating to any new Series of Notes, the Issuer shall furnish to the Indenture Trustee an Opinion of Counsel (with a copy to each Rating Agency) either stating that, in the opinion of such counsel, such action has been taken to perfect the lien and the security interest of this Master Indenture, including with respect to the recording and filing of this Master Indenture, any indentures supplemental hereto, and any other requisite documents, and with respect to the execution and filing of any financing statements and continuation statements, as are so necessary and reciting the details of such action, or stating that, in the opinion of such counsel, no such action is necessary to maintain the lien and the perfection of such security interest, and that such perfected security interest is of first priority.

         (b) On or before April 30 in each calendar year, beginning in 2003, the Issuer shall furnish to the Indenture Trustee an Opinion of Counsel (with a copy to each Rating Agency) either stating that, in the opinion of such counsel, such action has been taken to perfect the lien and security interest of this Master Indenture, including with respect to the recording, filing, re-recording and refiling of this Master Indenture, any indentures supplemental hereto and any other requisite documents and with respect to the execution and filing of any financing statements and continuation statements as is so necessary and reciting the details of such action or stating that in the opinion of such counsel no such action is necessary to maintain the lien and the perfection of such security interest, and that such perfected security interest is of first priority. Such Opinion of Counsel shall also describe the recording, filing, re-recording and refiling of this Master Indenture, any indentures supplemental hereto and any other requisite documents and the execution and filing of any financing statements and continuation statements that will, in the opinion of such counsel, be required to maintain the perfection of the lien and security interest of this Master Indenture until May 30 in the following calendar year.

         Section 3.07. Performance of Obligations; Servicing of Receivables.

         (a) The Issuer will not take any action and will use its best efforts not to permit any action to be taken by others that would release any Person from any of such Person's material covenants or obligations under any instrument or agreement included in the Collateral or that would result in the amendment, hypothecation, subordination, termination or discharge of, or impair the validity or effectiveness of, any such instrument or agreement, except as expressly provided in this Master Indenture, the Transfer and Servicing Agreement or other Transaction Documents.

         (b) The Issuer may contract with other Persons to assist it in performing its duties under this Master Indenture, and any performance of such duties by a Person identified to the Indenture Trustee in an Officer's Certificate of the Issuer shall be deemed to be action taken by the Issuer. Initially, the Issuer has contracted with the Administrator to assist the Issuer in performing its duties under this Master Indenture.

         (c) The Issuer will punctually perform and observe all of its obligations and agreements contained in this Master Indenture, the other Transaction Documents and in the instruments and agreements relating to the Collateral, including filing or causing to be filed all UCC financing statements and continuation statements required to be filed by the terms of this Master Indenture and the Transfer and Servicing Agreement in accordance with and within the time periods provided for herein and therein. Except as otherwise expressly provided herein or therein, the Issuer shall not waive, amend, modify, supplement or terminate any Transaction Document or any provision thereof without the consent of the Holders of at least 66 2/3% of the Outstanding Amount of the Notes of each adversely affected Series.

         (d) If the Issuer shall have knowledge of the occurrence of a Servicer Default under the Transfer and Servicing Agreement, the Issuer shall cause the Indenture Trustee to promptly notify the Rating Agencies thereof, and shall cause the Indenture Trustee to specify in such notice the action, if any, being taken with respect to such default. If a Servicer Default shall arise from the failure of the Servicer to perform any of its duties or obligations under the Transfer and Servicing Agreement with respect to the Receivables, the Issuer shall take all reasonable steps available to it to remedy such failure.

         (e) On and after the receipt by the Servicer of a Termination Notice pursuant to Section 7.01 of the Transfer and Servicing Agreement, the Servicer shall continue to perform all servicing functions under the Transfer and Servicing Agreement until the date specified in the Termination Notice or otherwise specified by the Indenture Trustee or until a date mutually agreed upon by the Servicer and the Indenture Trustee. As promptly as possible after the giving of a Termination Notice to the Servicer, the Indenture Trustee shall appoint a Successor Servicer, and such Successor Servicer shall accept its appointment by a written assumption in a form acceptable to the Indenture Trustee. In the event that a Successor Servicer has not been appointed and accepted its appointment at the time when the Servicer ceases to act as Servicer, the Indenture Trustee without further action shall automatically be appointed the Successor Servicer. The Indenture Trustee may delegate any of its servicing obligations to an Affiliate or agent in accordance with Section 3.01(b) and
Section 5.07 of the Transfer and Servicing Agreement. Notwithstanding the foregoing, the Indenture Trustee shall, if it is legally unable so to act, petition at the expense of the Servicer a court of competent jurisdiction to appoint any established institution qualifying as an Eligible Servicer as the Successor Servicer. The Indenture Trustee shall give prompt notice to each Rating Agency and each Series Enhancer upon the appointment of a Successor Servicer. Upon its appointment, the Successor Servicer shall be the successor in all respects to the Servicer with respect to servicing functions under the Transfer and Servicing Agreement and shall be subject to all the responsibilities, duties and liabilities relating thereto placed on the Servicer by the terms and provisions thereof, and all references in this Master Indenture to the Servicer shall be deemed to refer to the Successor Servicer. In connection with any Termination Notice, the Indenture Trustee will review any bids which it obtains from Eligible Servicers and shall be permitted to appoint any Eligible Servicer submitting such a bid as a Successor Servicer for servicing compensation, subject to the limitations set forth in Section 7.02 of the Transfer and Servicing Agreement.

         (f) Without derogating from the absolute nature of the assignment granted to the Indenture Trustee under this Master Indenture or the rights of the Indenture Trustee hereunder, the Issuer agrees (i) that it will not, without the prior written consent of the Indenture Trustee and holders of at least 66 2/3% of the Outstanding Amount of the Notes of each Series, amend, modify, waive, supplement, terminate or surrender, or agree to any amendment, modification, supplement, termination, waiver or surrender of, the terms of any Collateral (except to the extent otherwise provided in the Transfer and Servicing Agreement) or the Transaction Documents (except to the extent otherwise provided in the Transaction Documents), or waive timely performance or observance by the Servicer or the Transferor under the Transfer and Servicing Agreement and (ii) that any such amendment shall not (A) increase or reduce in any manner the amount of, or accelerate or delay the timing of, collections of payments on the Receivables or distributions that are required to be made for the benefit of the Noteholders or (B) reduce the aforesaid percentage of the Notes that is required to consent to any such amendment, without the consent of the Holders of all the Outstanding Notes. If any such amendment, modification, supplement or waiver shall be so consented to by the Indenture Trustee and such Noteholders, the Issuer agrees, promptly following a request by the Indenture Trustee to do so, to execute and deliver, in its own name and at its own expense, such agreements, instruments, consents and other documents as the Indenture Trustee may deem necessary or appropriate in the circumstances and to provide each Rating Agency with notice of such amendment, modification, supplement or waiver.

         (g) The Issuer shall deliver to the Indenture Trustee any computer files or microfiche lists of Accounts that the Issuer has received from the Transferor pursuant to the Transfer and Servicing Agreement. Such computer files or microfiche lists of Accounts, as supplemented or amended from time to time, are hereby incorporated into and made part of this Master Indenture.

         Section 3.08. Negative Covenants. So long as any Notes are Outstanding, the Issuer will not:

                  (a) sell, transfer, exchange, or otherwise dispose of any part of the Collateral except as expressly permitted by this Master Indenture, any Indenture Supplement, the Trust Agreement or the Transfer and Servicing Agreement;

                  (b) claim any credit on, or make any deduction from, the principal and interest payable in respect of the Notes (other than amounts properly withheld from such payments under the Code or applicable State law) or assert any claim against any present or former Noteholder by reason of the payment of any taxes levied or assessed upon any part of the Collateral;

                  (c) (i) permit the validity or effectiveness of this Master Indenture to be impaired, or permit the lien of this Master Indenture to be amended, hypothecated, subordinated, terminated or discharged, or permit any Person to be released from any covenants or obligations with respect to the Notes under this Master Indenture except as may be expressly permitted hereby, (ii) permit any Lien, charge, excise, claim, security interest, mortgage or other encumbrance (other than the Lien of this Master Indenture) to be created on or extend to or otherwise arise upon or burden the Collateral or any part thereof or any interest therein or the proceeds thereof or (iii) permit the Lien of this Master Indenture not to constitute a valid first priority security interest in the Collateral; or

                  (d) voluntarily dissolve or liquidate in whole or in part.

         Section 3.09. Statements as to Compliance. The Issuer will deliver to the Indenture Trustee, within 120 days after the end of each fiscal year of the Issuer (commencing within 120 days after the end of the fiscal year 2002), an Officer's Certificate stating, as to the Authorized Officer signing such Officer's Certificate, that

                  (i) a review of the activities of the Issuer during the 12-month period ending at the end of such fiscal year (or in the case of the fiscal year ending January 31, 2003, the period from the Closing Date to January 31, 2003) and of performance under this Master Indenture has been made and

                  (ii) based on such review, the Issuer has complied with all conditions and covenants under this Master Indenture throughout such year, or, if there has been a default in the compliance of any such condition or covenant, specifying each such default and the nature and status thereof.

         Section 3.10. Issuer May Consolidate, Etc., Only on Certain Terms.

         (a) The Issuer shall not consolidate or merge with or into any other Person, unless:

                  (i) the Person (if other than the Issuer) formed by or surviving such consolidation or merger (A) shall be a Person organized and existing under the laws of the United States or any State, (B) shall not be subject to registration under the Investment Company Act and (C) shall expressly assume, by an indenture supplemental hereto, executed and delivered to the Indenture Trustee, in a form satisfactory to the Indenture Trustee, the obligation to make due and punctual payment of the principal of and interest on all Notes and the performance of every covenant of this Master Indenture on the part of the Issuer to be performed or observed;

                  (ii) immediately after giving effect to such transaction, no Event of Default, no Pay Out Event shall have occurred and be continuing;

                  (iii) the Issuer shall have delivered to the Indenture Trustee an Officer's Certificate and an Opinion of Counsel each stating that
         (A) such consolidation or merger and such supplemental indenture comply with this Section, (B) all conditions precedent in this Section relating to such transaction have been complied with (including any filing required by the Exchange Act) and (C) such supplemental indenture is duly authorized, executed and delivered and is valid, binding and enforceable against such Person;

                  (iv) the Rating Agency Condition shall have been satisfied with respect to such transaction;

                  (v) the Issuer shall have received a Tax Opinion and an Opinion of Counsel dated the date of such consolidation or merger (and shall have delivered copies thereof to the Indenture Trustee and each Rating Agency) to the effect that such transaction will not have any material adverse tax consequence to any Noteholder; and

                  (vi) any action that is necessary to maintain the lien and security interest created by this Master Indenture shall have been taken.

         (b) The Issuer shall not convey or transfer any of its properties or assets, including those included in the Collateral, substantially as an entirety to any Person, unless:

                  (i) the Person that acquires by conveyance or transfer the properties and assets of the Issuer the conveyance or transfer of which is hereby restricted, shall (A) be a United States citizen or a Person organized and existing under the laws of the United States or any State, (B) expressly assume, by a supplemental indenture hereto, executed and delivered to the Indenture Trustee, in form satisfactory to the Indenture Trustee, the obligation to make due and punctual payment of the principal of and interest on all Notes and the performance or observance of every agreement and covenant of this Master Indenture on the part of the Issuer to be performed or observed, all as provided herein, (C) expressly agree by means of such supplemental indenture that all right, title and interest so conveyed or transferred shall be subject and subordinate to the rights of Holders of the Notes, (D) unless otherwise provided in such supplemental indenture, expressly agree to indemnify, defend and hold harmless the Issuer against and from any loss, liability or expense arising under or related to this Master Indenture and the Notes, (E) expressly agree by means of such supplemental indenture that such Person (or if a group of Persons, then one specified Person) shall make all filings with the Commission (and any other appropriate Person) required by the Exchange Act in connection with the Notes and (F) not be an "investment company" as defined in the Investment Company Act;

                  (ii) immediately after giving effect to such transaction, no Event of Default, no Pay Out Event shall have occurred and be continuing;

                  (iii) the Rating Agency Condition shall have been satisfied with respect to such transaction;

                  (iv) the Issuer shall have received a Tax Opinion and an Opinion of Counsel (and shall have delivered copies thereof to the Indenture Trustee) to the effect that such transaction will not have any material adverse tax consequence to any Noteholder;

                  (v) any action that is necessary to maintain the lien and security interest created by this Master Indenture shall have been taken; and

                  (vi) the Issuer shall have delivered to the Indenture Trustee an Officer's Certificate and an Opinion of Counsel each stating that such conveyance or transfer and such supplemental indenture comply with this Section and that all conditions precedent herein provided for relating to such transaction have been complied with (including any filing required by the Exchange Act).

         Section 3.11. Successor Substituted. Upon any consolidation or merger, or any conveyance or transfer of the properties and assets of the Issuer substantially as an entirety in accordance with Section 3.10, the Person formed by or surviving such consolidation or merger (if other than the Issuer) or the Person to which such conveyance or transfer is made shall succeed to, and be substituted for, and may exercise every right and power of, the Issuer under this Master Indenture with the same effect as if such Person had been named as the Issuer herein. In the event of any such conveyance or transfer, the Person named as the Issuer in the first paragraph of this Master Indenture or any successor which shall theretofore have become such in the manner prescribed in this Section shall be released from its obligations under this Master Indenture as issued immediately upon the effectiveness of such conveyance or transfer, provided that the Issuer shall not be released from any obligations or liabilities to the Indenture Trustee or the Noteholders arising prior to such effectiveness.

         Section 3.12. No Other Business. The Issuer shall not engage in any business other than the activities set forth in Section 2.03 of the Trust Agreement and all activities incidental thereto or other than as required or authorized by the terms of the Transaction Documents.

         Section 3.13. No Borrowing. The Issuer shall not issue, incur, assume, guarantee or otherwise become liable, directly or indirectly, for any indebtedness except as expressly provided for pursuant to the terms of the Transaction Documents and the Notes.

         Section 3.14. Servicer's Obligations. The Issuer shall cause the Servicer to comply with all of its obligations under the Transaction Documents.

         Section 3.15. Guarantees, Loans, Advances and Other Liabilities. Except as contemplated by this Master Indenture or the Transfer and Servicing Agreement, the Issuer shall not make any loan or advance or credit to, or guarantee (directly or indirectly or by an instrument having the effect of assuring another's payment or performance on any obligation or capability of so doing or otherwise), endorse or otherwise become contingently liable, directly or indirectly, in connection with the obligations, stocks or dividends of, or own, purchase, repurchase or acquire (or agree contingently to do so) any stock, obligations, assets or securities of, or any other interest in, or make any capital contribution to, any other Person.

         Section 3.16. Capital Expenditures. The Issuer shall not make any expenditure (by long-term or operating lease or otherwise) for capital assets (either realty or personalty).

         Section 3.17. Removal of Administrator. So long as any Notes are outstanding, the Issuer shall not remove the Administrator without cause unless the Rating Agency Condition shall have been satisfied in connection with such removal.

         Section 3.18. Restricted Payments. The Issuer shall not, directly or indirectly, (i) pay any dividend or make any distribution (by reduction of capital or otherwise), whether in cash, property, securities or a combination thereof, to the Owner Trustee or any owner of a beneficial interest in the Issuer or otherwise with respect to any ownership or equity interest or security in or of the Issuer or to the Servicer, (ii) redeem, purchase, retire or otherwise acquire for value any such ownership or equity interest or security or
(iii) set aside or otherwise segregate any amounts for any such purpose. Notwithstanding the foregoing, the Issuer may make, or cause to be made, (a) distributions as contemplated by, and to the extent funds are available for such purpose under, the Transfer and Servicing Agreement or the Trust Agreement and
(b) payments to the Indenture Trustee pursuant to Section 6.07. The Issuer will not, directly or indirectly, make payments to or distributions from the Collection Account except in accordance with the Transaction Documents.

         Section 3.19. Notice of Events of Default. The Issuer agrees to give the Indenture Trustee and the Rating Agencies prompt written notice of each Event of Default hereunder and, immediately after obtaining knowledge of any of the following occurrences, written notice of each default on the part of the Servicer or the Transferor of its obligations under the Transfer and Servicing Agreement, each default on the part of a Seller of its obligations under the Receivables Purchase Agreement and any action taken by the Indenture Trustee pursuant to Section 5.05.

         Section 3.20. Further Instruments and Acts. Upon request of the Indenture Trustee, the Issuer will execute and deliver such further instruments and do such further acts as may be reasonably necessary or proper to carry out more effectively the purpose of this Master Indenture.

         Section 3.21. Representations and Warranties as to the Security Interest of the Indenture Trustee in the Receivables. The Trust makes the following representations and warranties to the Indenture Trustee. The representations and warranties speak as of the execution and delivery of this Master Indenture and as of each Closing Date. Such representations and warranties shall survive the pledge of the Receivables by the Trust to the Indenture Trustee and the termination of this Master Indenture and shall not be waived by any party hereto unless the Rating Agency Condition is satisfied.

                  (a) This Master Indenture creates a valid and continuing security interest (as defined in the applicable UCC) in the Collateral in favor of the Indenture Trustee, which security interest is prior to all other Liens, and is enforceable as such as against creditors of and purchasers from the Trust.

                  (b) The Receivables constitute "accounts" within the meaning of the applicable UCC.

                  (c) The Trust has rights in or the power to transfer the collateral and its title to the Collateral is free and clear of any Lien, claim or encumbrance of any Person.

                  (d) The Trust has caused or will have caused, within ten days, the filing of all appropriate financing statements in the proper filing office in the appropriate jurisdictions under applicable law in order to perfect the security interest in the Collateral granted to the Indenture Trustee hereunder.

                  (e) Other than the security interest granted to the Indenture Trustee pursuant to this Master Indenture, the Trust has not pledged, assigned, sold, granted a security interest in, or otherwise conveyed any of the Collateral. The Trust has not authorized the filing of and is not aware of any financing statements against the Trust that include a description of collateral covering the Collateral other than any financing statement relating to the security interest granted to the Indenture Trustee hereunder or that has been terminated. The Trust is not aware of any judgment or tax lien filings against the Trust.

                                  ARTICLE FOUR
                           SATISFACTION AND DISCHARGE

         Section 4.01. Satisfaction and Discharge of this Master Indenture. This Master Indenture shall cease to be of further effect with respect to the Notes except as to (a) rights of registration of transfer and exchange, (b) substitution of mutilated, destroyed, lost or stolen Notes, (c) the rights of Noteholders to receive payments of principal thereof and interest thereon, (d) Sections 3.03, 3.07, 3.08, 3.11, 3.12 and 12.16, (e) the rights and immunities of the Indenture Trustee hereunder, including the rights of the Indenture Trustee under Section 6.07, and the obligations of the Indenture Trustee under
Section 4.02 and (f) the rights of Noteholders as beneficiaries hereof with respect to the property so deposited with the Indenture Trustee and payable to all or any of them, and the Indenture Trustee, on demand of and at the expense of the Issuer, shall execute proper instruments acknowledging satisfaction and discharge of this Master Indenture with respect to the Notes when:

                  (i) either

                           (A) all Notes theretofore authenticated and delivered
                  (other than (1) Notes which have been destroyed, lost or stolen and which have been replaced, or paid as provided in
                  Section 2.06, and (2) Notes for whose full payment (principal and interest) money has theretofore been deposited in trust or segregated and held in trust by the Indenture Trustee) have been delivered to the Indenture Trustee for cancellation; or

                           (B) all Notes not theretofore delivered to the
                  Indenture Trustee for cancellation:

                                    (1) have become due and payable;

                                    (2) will become due and payable at the
                           Series Final Maturity Date for such Class or Series of Notes; or

                                    (3) are to be called for redemption within
                           one year under arrangements satisfactory to the Indenture Trustee for the giving of notice of redemption by the Indenture Trustee in the name, and at the expense, of the Issuer;

                  and the Issuer, in the case of (1), (2) or (3) above, has irrevocably deposited or caused to be irrevocably deposited with the Indenture Trustee cash or direct obligations of or obligations guaranteed by the United States (which will mature prior to the date such amounts are payable), in trust for such purpose, in an amount sufficient to pay and discharge the entire indebtedness on such Notes not theretofore delivered to the Indenture Trustee for cancellation when due at the Series Final Maturity Date for such Class or Series of Notes or the Redemption Date (if Notes shall have been called for redemption pursuant to the related Indenture Supplement), as the case may be;

                  (ii) the Issuer has paid or caused to be paid all other sums payable hereunder by the Issuer; and

                  (iii) the Issuer has delivered to the Indenture Trustee an Officer's Certificate, an Opinion of Counsel and (if required by the TIA or the Indenture Trustee) an Independent Certificate from a firm of certified public accountants, each meeting the applicable requirements of Section 12.01(a) and each stating that all conditions precedent herein provided for relating to the satisfaction and discharge of this Master Indenture have been complied with.

         Section 4.02. Application of Trust Money. All monies deposited with the Indenture Trustee pursuant to Section 4.01 shall be held in trust and applied by it, in accordance with the provisions of the Notes, this Master Indenture and the applicable Indenture Supplement, to make payments, either directly or through any Paying Agent, as the Indenture Trustee may determine, to the Noteholders and for the payment in respect of which such monies have been deposited with the Indenture Trustee, of all sums due and to become due thereon for principal and interest; but such monies need not be segregated from other funds except to the extent required herein or in the Transfer and Servicing Agreement or required by law.

                                  ARTICLE FIVE
                      PAY OUT EVENTS, DEFAULTS AND REMEDIES

         Section 5.01. Pay Out Events. If any one of the following events (each, a "Trust Pay Out Event") shall occur:

                  (a) an Insolvency Event occurs with respect to Nordstrom, Inc., the Transferor, the Bank, any other Account Owner or the Servicer; provided, however, that if the Rating Agency Condition is first satisfied with respect to an Insolvency Event with respect to Nordstrom fsb, such Insolvency Event shall not be a Trust Pay Out Event;

                  (b) a Transfer Restriction Event shall occur; or

                  (c) the Trust shall become subject to registration under the Investment Company Act;

         then a Pay Out Event with respect to all Series of Notes shall occur without any notice or other action on the part of the Indenture Trustee or the Noteholders immediately upon the occurrence of such event.

         Upon the occurrence of a Pay Out Event, an Amortization Period or Early Accumulation Period, as specified in the related Indenture Supplement, shall commence and payment on the Notes of each Series will be made in accordance with the terms of the related Indenture Supplement.

         Section 5.02. Events of Default. "Event of Default", wherever used herein, means with respect to any Series any one of the following events (whatever the reason for such Event of Default and whether it shall be voluntary or involuntary or be effected by operation of law or pursuant to any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body):

                  (a) default in the payment of the principal of any Note of that Series, if and to the extent not previously paid, when the same becomes due and payable;

                  (b) default in the payment of any interest on any Note of that Series when the same becomes due and payable, and such default shall continue for a period of 35 days;

                  (c) default in the observance or performance of any covenant or agreement of the Issuer made in this Master Indenture made in respect of the Notes of such Series (other than a covenant, or agreement, a default in the observance or performance of which is elsewhere in this Section specifically dealt with) (all of such covenants and agreements in this Master Indenture which are not expressly stated to be for the benefit of a particular Series being deemed to be in respect of the Notes of all Series for this purpose), and such default shall continue or not be cured for a period of 60 days after there shall have been given, by written registered, certified mail or overnight delivery by a nationally recognized carrier, return receipt requested to the Issuer by the Indenture Trustee or to the Issuer and the Indenture Trustee by the Holders of at least 25% of the

         Outstanding Amount of the Notes of such Series, a written notice specifying such default and requiring it to be remedied and stating that such notice is a "Notice of Default" hereunder and, as a result of such default, the interests of the Holders of the Notes are materially and adversely affected and will continue to be materially and adversely affected during the 60-day period;

                  (d) the filing of a decree or order for relief by a court having jurisdiction in the premises in respect of the Issuer in an involuntary case under any applicable federal or state bankruptcy, insolvency or other similar law now or hereafter in effect, or appointing a receiver, conservator, liquidator, assignee, custodian, trustee, sequestrator or similar official for the Issuer or ordering the winding-up or liquidation of the Issuer's affairs, and such decree or order shall remain unstayed and in effect for a period of 60 consecutive days;

                  (e) the commencement by the Issuer of a voluntary case under any applicable federal or state bankruptcy, insolvency or other similar law now or hereafter in effect, or the consent by the Issuer to the entry of an order for relief in an involuntary case under any such law, or the consent by the Issuer to the appointment of or the taking possession by a receiver, liquidator, assignee, custodian, trustee, sequestrator, conservator or similar official of the Issuer, or the making by the Issuer of any general assignment for the benefit of creditors, or the failure by the Issuer generally to pay, or the admission in writing by the Issuer of its inability to pay, its debts as such debts become due, or the taking of action by the Issuer in furtherance of any of the foregoing; or

                  (f) any additional events specified in the Indenture Supplement related to such Series.

         The Issuer shall deliver to the Indenture Trustee, within five days after the occurrence thereof, written notice in the form of an Officer's Certificate of any event which with the giving of notice and the lapse of time would become an Event of Default, its status and what action the Issuer is taking or proposes to take with respect thereto.

         Section 5.03. Acceleration of Maturity; Rescission and Annulment. If an Event of Default described in paragraph (a), (b) or (c) of Section 5.02 should occur and be continuing with respect to a Series, then and in every such case the Indenture Trustee or the Holders of Notes representing at least 25% of the Outstanding Amount of such Series may declare all the Notes of such Series to be immediately due and payable, by a notice in writing to the Issuer (and to the Indenture Trustee if declared by Noteholders), and upon any such declaration the unpaid principal amount of such Notes, together with accrued and unpaid interest thereon through the date of acceleration, shall become immediately due and payable.

         If an Event of Default described in paragraph (d) or (e) of Section
5.02 should occur and be continuing, then the unpaid principal of the Notes, together with accrued and unpaid interest thereon through the date of acceleration, shall automatically become, and shall be deemed to be declared, due and payable.

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
         At any time after such declaration of acceleration of maturity has been made and before a judgment or decree for payment of the money due has been obtained by the Indenture Trustee as hereinafter in this Article provided, the Holders of Notes representing at least 66 2/3% of the Outstanding Amount of the Notes of such Series, by written notice to the Issuer and the Indenture Trustee and in accordance with Section 5.13, may rescind and annul such declaration and its consequences; provided, that:

                  (a) the Issuer has paid or deposited with the Indenture Trustee a sum sufficient to pay:

                           (i) all payments of principal of and interest on all
                  Notes and all other amounts that would then be due hereunder or upon such Notes if the Event of Default giving rise to such acceleration had not occurred; and

                           (ii) all sums paid by the Indenture Trustee hereunder
                  and the reasonable compensation, expenses and disbursements of the Indenture Trustee and its agents and counsel; and

                  (b) all Events of Default, other than the nonpayment of the principal of the Notes that has become due solely by such acceleration, have been cured or waived as provided in Section 5.13.

         No such rescission shall affect any subsequent default or impair any right consequent thereto.

         Section 5.04. Collection of Indebtedness and Suits for Enforcement by Indenture Trustee.

         (a) The Issuer covenants that if (i) default is made in the payment of any interest on any Note when the same becomes due and payable, and such default continues for a period of 35 days following the date on which such interest became due and payable, or (ii) default is made in the payment of principal of any Note, if and to the extent not previously paid, when the same becomes due and payable, the Issuer will, upon demand of the Indenture Trustee, pay to it, for the benefit of the Holders of the Notes of the affected Series, the whole amount then due and payable on such Notes for principal and interest, with interest upon the overdue principal, and, to the extent payment at such rate of interest shall be legally enforceable, interest upon overdue installments of interest, at the applicable Note Interest Rate borne by the Notes of such Series, and in addition thereto will pay such further amount as shall be sufficient to cover the costs and expenses of collection, including the reasonable compensation, expenses, disbursements and advances of the Indenture Trustee and its agents and counsel.

         (b) In case the Issuer shall fail forthwith to pay such amounts upon such demand, the Indenture Trustee, in its own name and as trustee of an express trust, may institute a Proceeding for the collection of the sums so due and unpaid, and may prosecute such Proceeding to judgment or final decree, and may enforce the same against the Issuer or other obligor upon such Notes and collect in the manner provided by law out of the property of the Issuer or other obligor upon such Notes, wherever situated, the monies adjudged or decreed to be payable.

         (c) If an Event of Default occurs and is continuing, the Indenture Trustee may, as more particularly provided in Section 5.05, in its discretion, proceed to protect and enforce its rights and the rights of the Noteholders of the affected Series, by such appropriate Proceedings as the Indenture Trustee shall deem necessary to protect and enforce any such rights, whether for the specific enforcement of any covenant or agreement in this Master Indenture or in aid of the exercise of any power granted herein, or to enforce any other proper remedy or legal or equitable right vested in the Indenture Trustee by this Master Indenture or by law.

         (d) In case there shall be pending, relative to the Issuer or any other obligor upon the Notes of the affected Series, or any Person having or claiming an ownership interest in the Collateral, Proceedings under Title 11 of the United States Code or any other applicable federal or state bankruptcy, insolvency or other similar law now or hereafter in effect, or in case a receiver, conservator, assignee or trustee in bankruptcy or reorganization, liquidator, sequestrator, custodian or other similar official shall have been appointed for or taken possession of the Issuer or its property or such other obligor or Person, or in case of any other comparable judicial Proceedings relative to the Issuer or other obligor upon the Notes of such Series, or to the creditors or property of the Issuer or such other obligor, the Indenture Trustee, irrespective of whether the principal of any Notes shall then be due and payable as therein expressed or by declaration or otherwise and irrespective of whether the Indenture Trustee shall have made any demand pursuant to the provisions of this Section, shall be entitled and empowered, by intervention in such Proceedings or otherwise:

                  (i) to file and prove a claim or claims for the whole amount of principal and interest owing and unpaid in respect of the Notes of such Series and to file such other papers or documents as may be necessary or advisable in order to have the claims of the Indenture Trustee (including any claim for reasonable compensation to the Indenture Trustee and each predecessor Indenture Trustee, and their respective agents, attorneys and counsel, and for reimbursement of all expenses and liabilities incurred, and all advances made, by the Indenture Trustee and each predecessor Indenture Trustee, except as a result of negligence or bad faith) and of the Noteholders of such Series allowed in such Proceedings;

                  (ii) unless prohibited by applicable law and regulations, to vote on behalf of the Holders of Notes of such Series in any election of a trustee, a standby trustee or Person performing similar functions in any such Proceedings;

                  (iii) to collect and receive any monies or other property payable or deliverable on any such claims and to distribute all amounts received with respect to the claims of the Noteholders of such Series and of the Indenture Trustee on their behalf; and

                  (iv) to file such proofs of claim and other papers or documents as may be necessary or advisable in order to have the claims of the Indenture Trustee or the Holders of Notes of such Series allowed in any judicial Proceedings relative to the Issuer, its creditors and its property;

and any trustee, receiver, conservator, liquidator, custodian, assignee, sequestrator or other similar official in any such Proceeding is hereby authorized by each of such Noteholders to make payments to the Indenture Trustee, and, in the event that the Indenture Trustee shall consent to the making of payments directly to such Noteholders, to pay to the Indenture Trustee such amounts as shall be sufficient to cover reasonable compensation to the Indenture Trustee, each predecessor Indenture Trustee and their respective agents, attorneys and counsel, and all other expenses and liabilities incurred, and all advances made, by the Indenture Trustee and each predecessor Indenture Trustee except as a result of negligence or bad faith.

         (e) Nothing herein contained shall be deemed to authorize the Indenture Trustee to authorize or consent to or vote for or accept or adopt on behalf of any Noteholder any plan of reorganization, arrangement, adjustment or composition affecting the Notes or the rights of any Holder thereof or to authorize the Indenture Trustee to vote in respect of the claim of any Noteholder in any such proceeding except, as aforesaid, to vote for the election of a trustee in bankruptcy or similar Person.

         (f) All rights of action and of asserting claims under this Master Indenture, or under any of the Notes, may be enforced by the Indenture Trustee without the possession of any of the Notes or the production thereof in any trial or other Proceedings relative thereto, and any such action or Proceedings instituted by the Indenture Trustee shall be brought in its own name as trustee of an express trust, and any recovery of judgment, subject to the payment of the expenses, disbursements and compensation of the Indenture Trustee, each predecessor Indenture Trustee and their respective agents and attorneys, shall be for the benefit of the Holders of the Notes of the affected Series as provided herein.

         (g) In any Proceedings brought by the Indenture Trustee (and also any Proceedings involving the interpretation of any provision of this Master Indenture to which the Indenture Trustee shall be a party), the Indenture Trustee shall be held to represent all the Holders of the Notes of the affected Series, and it shall not be necessary to make any such Noteholder a party to any such Proceedings.

         Section 5.05. Remedies; Priorities.

         (a) If an Event of Default shall have occurred and be continuing with respect to any Series, and the Notes of such Series have been accelerated pursuant to Section 5.03, the Indenture Trustee may do one or more of the following (subject to Sections 5.06 and 12.16):

                  (i) institute Proceedings in its own name and as trustee of an express trust for the collection of all amounts then payable on the Notes of the affected Series or under this Master Indenture with respect thereto, whether by declaration or otherwise, enforce any judgment obtained, and collect from the Issuer and any other obligor upon such Notes monies adjudged due;

                  (ii) subject to the last paragraph of this Section 5.05(a), take any other appropriate action to protect and enforce the rights and remedies of the Indenture Trustee and the Holders of the Notes of the affected Series; and

                  (iii) at the direction of the Holders of a majority of the Outstanding Amount of such Notes, cause the Issuer to sell Principal Receivables in an amount equal to the

         Invested Amount with respect to the accelerated Series and the related Finance Charge Receivables (or interests therein) in accordance with
         Section 5.16;

provided, however, that the Indenture Trustee may not exercise the remedy described in subparagraph (iii) above unless one of the following conditions is satisfied: (A) the Holders of 100% of the Outstanding Amount of the Notes of the affected Series consent in writing thereto, (B) the Indenture Trustee determines that any proceeds of such exercise distributable to the Noteholders of the affected Series are sufficient to discharge in full all amounts then due and unpaid upon the Notes for principal and interest or (C) the Indenture Trustee determines that the Collateral may not continue to provide sufficient funds for the payment of principal of and interest on the Notes as they would have if the Notes had not been declared due and payable, and the Indenture Trustee obtains the consent of Holders of at least 66 2/3% of the Outstanding Amount of each Class of the Notes of such Series. In determining such sufficiency or insufficiency with respect to clause (B) and (C), the Indenture Trustee may, but need not, obtain and rely upon an opinion of an Independent investment banking or accounting firm of national reputation as to the feasibility of such proposed action and as to the sufficiency of the Collateral for such purpose.

         The remedies provided in this Section are the exclusive remedies provided to the Noteholders with respect to an Event of Default and each of the Noteholders (by their acceptance of their respective interests in the Notes) and the Indenture Trustee hereby expressly waive any other remedy that may be available under the applicable UCC.

         (b) If the Indenture Trustee collects any money or property pursuant to this Article following the acceleration of the maturities of the Notes of the affected Series pursuant to Section 5.03 (so long as such declaration shall not have been rescinded or annulled), it shall pay the money or property in the following order:

                  (i) to the Indenture Trustee for amounts due pursuant to
         Section 6.07;

                  (ii) to Holders of the Class A Notes of such Series for amounts due and unpaid on such Class A Notes for interest and principal, ratably, without preference or priority of any kind, according to the amounts due and payable on such Class A Notes for interest and principal;

                  (iii) to Holders of the Class B Notes of such Series for amounts due and unpaid on such Class B Notes for interest and principal, ratably, without preference or priority of any kind, according to the amounts due and payable on such Class B Notes for interest and principal;

                  (iv) to the Holders of the Class C Notes of such Series for amounts due and unpaid on such Class C Notes for interest and principal, ratably, without preference or priority of any kind, according to the amounts due and payable on such Class C Notes for interest and principal;

                  (v) to the Holders of all other Classes of Notes, if any, of such Series for amounts due and unpaid on such Notes for interest and principal, according to the amounts due and payable on each such Class of Notes for interest and principal, sequentially in the priority for payment under the related Indenture Supplement; and

                  (vi) to the Issuer for distribution pursuant to Article Four of the related Indenture Supplement.

         (c) The Indenture Trustee may, upon notification to the Issuer, fix a record date and payment date for any payment to Noteholders of the affected Series pursuant to this Section. At least 15 days before such record date, the Indenture Trustee shall mail or send by facsimile to each such Noteholder a notice that states the record date, the payment date and the amount to be paid.

         (d) In addition to the application of money or property referred to in
Section 5.05(b) for an accelerated Series, amounts then held in the Collection Account, Special Funding Account or any Series Accounts for such Series and any amounts available under the Series Enhancement for such Series shall be used to make payments to the Holders of the Notes of such Series and the Series Enhancer for such Series in accordance with the terms of this Master Indenture, the related Indenture Supplement and the Series Enhancement for such Series. Following the sale of any Principal Receivables and related Finance Charge Receivables pursuant to Section 5.05(a)(iii) (or interests therein) for a Series and the application of the proceeds of such sale to such Series and the application of the amounts then held in the Collection Account, the Special Funding Account and any Series Accounts for such Series as are allocated to such Series and any amounts available under the Series Enhancement for such Series, such Series shall no longer be entitled to any allocation of Collections or other property constituting the Collateral under this Master Indenture and the Notes of such Series shall no longer be Outstanding.

         Section 5.06. Optional Preservation of the Collateral. If the Notes of any Series have been declared to be due and payable under Section 5.03 following an Event of Default and such declaration and its consequences have not been rescinded and annulled, and the Indenture Trustee has not received directions from the Noteholders pursuant to Section 5.12, the Indenture Trustee may, but need not, elect to maintain possession of the portion of the Collateral which secures such Notes and apply proceeds of the Collateral to make payments on such Notes to the extent such proceeds are available therefor. It is the desire of the parties hereto and the Noteholders that there be at all times sufficient funds for the payment of principal of and interest on the Notes, and the Indenture Trustee shall take such desire into account when determining whether or not to maintain possession of the Collateral. In determining whether to maintain possession of the Collateral, the Indenture Trustee may, but need not, obtain and rely upon an opinion of an Independent investment banking or accounting firm of national reputation as to the feasibility of such proposed action and as to the sufficiency of the Collateral for such purpose.

         Section 5.07. Limitation on Suits. No Noteholder shall have any right to institute any Proceedings, judicial or otherwise, with respect to this Master Indenture, or for the appointment of a receiver or trustee, or for any other remedy hereunder, unless:

                  (a) the Holders of not less than 25% of the Outstanding Amount of any affected Series of Notes have made written request to the Indenture Trustee to institute such proceeding in its own name as indenture trustee;

                  (b) such Noteholder or Noteholders has previously given written notice to the Indenture Trustee of a continuing Event of Default;

                  (c) such Noteholder or Noteholders has offered to the Indenture Trustee reasonable indemnity against the costs, expenses and liabilities to be incurred in compliance with such request;

                  (d) the Indenture Trustee for 60 days after its receipt of such request and offer of indemnity has failed to institute any such Proceeding; and

                  (e) no direction inconsistent with such written request has been given to the Indenture Trustee during such 60-day period by at least 66 2/3% of the Outstanding Amount of the Notes of such Series;

it being understood and intended that no one or more Noteholders of the affected Series shall have any right in any manner whatever by virtue of, or by availing of, any provision of this Master Indenture to affect, disturb or prejudice the rights of any other Noteholders of such Series or to obtain or to seek to obtain priority or preference over any other Noteholders of such Series or to enforce any right under this Master Indenture, except in the manner herein provided.

         In the event the Indenture Trustee shall receive conflicting or inconsistent requests and indemnity from two or more groups of Noteholders of such affected Series, each representing less than a majority of the Outstanding Amount of such Notes, the Indenture Trustee in its sole discretion may determine what action, if any, shall be taken, notwithstanding any other provisions of this Master Indenture.

         Section 5.08. Unconditional Rights of Noteholders to Receive Principal and Interest. Notwithstanding any other provision in this Master Indenture, each Holder of a Note shall have the right which is absolute and unconditional to receive payment of the principal of and interest in respect of such Note as such principal and interest becomes due and payable and to institute suit for the enforcement of any such payment, and such right shall not be impaired without the consent of such Noteholder.

         Section 5.09. Restoration of Rights and Remedies. If the Indenture Trustee or any Noteholder has instituted any Proceeding to enforce any right or remedy under this Master Indenture and such Proceeding has been discontinued or abandoned, or has been determined adversely to the Indenture Trustee or to such Noteholder, then and in every such case the Issuer, the Indenture Trustee and the Noteholder shall, subject to any determination in such Proceeding, be restored severally and respectively to their former positions hereunder, and thereafter all rights and remedies of the Indenture Trustee and the Noteholders shall continue as though no such Proceeding had been instituted.

         Section 5.10. Rights and Remedies Cumulative. No right, remedy, power or privilege herein conferred upon or reserved to the Indenture Trustee or to the Noteholders is intended to be exclusive of any other right, remedy, power or privilege, and every right, remedy, power or privilege shall, to the extent permitted by law, be cumulative and in addition to every other right, remedy, power or privilege given hereunder or now or hereafter existing at law or in equity or otherwise. The assertion or exercise of any right or remedy shall not preclude any other further assertion or the exercise of any other appropriate right or remedy.

         Section 5.11. Delay or Omission Not Waiver. No failure to exercise and no delay in exercising, on the part of the Indenture Trustee or of any Noteholder or other Person, any right or remedy occurring hereunder upon any Event of Default shall impair any such right or remedy or constitute a waiver thereof of any such Event of Default or an acquiescence therein. Every right and remedy given by this Article or by law to the Indenture Trustee or to the Noteholders may be exercised from time to time, and as often as may be deemed expedient, by the Indenture Trustee or by the Noteholders, as the case may be.

         Section 5.12. Rights of Noteholders to Direct Indenture Trustee. Holders of at least 25% of the Outstanding Amount of the Notes of any affected Series (if an Event of Default with respect to such Series has occurred and is continuing) shall have the right to direct the time, method and place of conducting any Proceeding for any remedy available to the Indenture Trustee with respect to the Notes or exercising any trust or power conferred on the Indenture Trustee with respect to the Notes; provided, however, that subject to Section
6.01 the Indenture Trustee shall have the right to decline any such direction if :

                  (a) the Indenture Trustee, after being advised by counsel, determines that the action so directed is in conflict with any rule of law or with this Master Indenture, and

                  (b) the Indenture Trustee in good faith shall, by a Responsible Officer of the Indenture Trustee, determine that the Proceedings so directed would be illegal or involve the Indenture Trustee in personal liability or be unjustly prejudicial to the Noteholders not parties to such direction.

         Section 5.13. Waiver of Past Defaults. Prior to the declaration of the acceleration of the maturity of the Notes of the affected Series as provided in
Section 5.03, at least 66 2/3% of the Outstanding Amount of the Notes of such Series (or with respect to any such Series with two or more Classes, of each Class) may, on behalf of all such Noteholders, waive by written notice to the Issuer and the Indenture Trustee any past default with respect to such Notes and its consequences, except a default:

                  (a) in the payment of the principal or interest in respect of any Note of such Series, or

                  (b) in respect of a covenant or provision hereof that under
         Section 10.02 cannot be modified or amended without the consent of the Noteholder of each Outstanding Note affected.

         Upon any such written waiver, such default shall cease to exist, and any Event of Default arising therefrom shall be deemed to have been cured, for every purpose of this Master Indenture; but no such waiver shall extend to any subsequent or other default or impair any right consequent thereon. The Servicer shall give each Rating Agency prompt notice of any waiver of an Event of Default.

         Section 5.14. Undertaking for Costs. All parties to this Master Indenture agree, and each Noteholder by its acceptance thereof shall be deemed to have agreed, that any court may in its discretion require, in any suit for the enforcement of any right or remedy under this Master Indenture, or in any suit against the Indenture Trustee for any action taken, suffered or omitted by it as Indenture Trustee, the filing by any party litigant in such suit of an undertaking to pay the costs of such suit, and that such court may in its discretion assess reasonable costs, including reasonable attorneys' fees, against any party litigant in such suit, having due regard to the merits and good faith of the claims or defenses made by such party litigant; but the provisions of this Section shall not apply to any suit instituted by the Indenture Trustee, to any suit instituted by any Noteholder, or group of Noteholders (in compliance with Section 5.08), holding in the aggregate more than 10% of the principal balance of the Outstanding Notes of the affected Series, or to any suit instituted by any Noteholder for the enforcement of the payment of the principal or interest in respect of any Note on or after the Distribution Date on which any of such amounts was due (or, in the case of redemption, on or after the applicable Redemption Date).

         Section 5.15. Waiver of Stay or Extension Laws. The Issuer covenants (to the extent that it may lawfully do so) that it will not at any time insist upon, or plead, or in any manner whatsoever claim or take the benefit or advantage of, any stay or extension law wherever enacted, now or at any time hereafter in force, which may adversely affect the covenants or the performance of this Master Indenture; and the Issuer (to the extent that it may lawfully do so) hereby expressly waives all benefit or advantage of any such law, and covenants that it will not hinder, delay or impede the execution of any power herein granted to the Indenture Trustee, but will suffer and permit the execution of every such power as though no such law had been enacted.

         Section 5.16. Sale of Receivables.

         (a) The method, manner, time, place and terms of any sale of Receivables (or interests therein) pursuant to Section 5.05(a)(iii) shall be commercially reasonable. The Indenture Trustee may from time to time postpone any sale by public announcement made at the time and place of such sale. The Indenture Trustee hereby expressly waives its right to any amount fixed by law as compensation for any sale.

         (b) The Indenture Trustee is hereby irrevocably appointed the agent and attorney-in-fact of the Issuer in connection with any sale of Receivables pursuant to Section 5.05(a)(iii). No purchaser or transferee at any such sale shall be bound to ascertain the Indenture Trustee's authority, inquire into the satisfaction of any conditions precedent or see to the application of any monies.

         (c) In its exercise of the foreclosure remedy pursuant to Section 5.05(a)(iii), the Indenture Trustee shall solicit bids from Permitted Assignees for the sale of Principal Receivables in an amount equal to the product of (i) the Invested Amount with respect to the affected Series of Notes at the time of sale and (ii) a fraction, the numerator of which is one and the denominator of which is equal to the difference between one and the Discount Percentage, and the related Finance Charge Receivables (or interests therein).

         Section 5.17. Action on Notes. The Indenture Trustee's right to seek and recover judgment on the Notes or under this Master Indenture shall not be affected by the seeking or obtaining of or application for any other relief under or with respect to this Master Indenture. Neither the lien of this Master Indenture nor any rights or remedies of the Indenture Trustee or the Noteholders shall be impaired by the recovery of any judgment by the Indenture Trustee against the Issuer or by the levy of any execution under such judgment upon any portion of the Collateral or upon any of the assets of the Issuer. Any money or property collected by the Indenture Trustee shall be applied as specified in the applicable Indenture Supplement.

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
                                   ARTICLE SIX

                              THE INDENTURE TRUSTEE

         Section 6.01.     Duties of the Indenture Trustee.

         (a) If an Event of Default has occurred and is continuing with respect to a Series of Notes and a Responsible Officer shall have actual knowledge or written notice of such Event of Default, the Indenture Trustee shall, prior to the receipt of directions, if any, from at least 25% of the Outstanding Amount of the Notes of such Series, exercise the rights and powers vested in it by this Master Indenture and use the same degree of care and skill in their exercise as a prudent person would exercise or use under the circumstances in the conduct of such person's own affairs.

         (b)      Except during the continuance of an Event of Default:

                  (i) the Indenture Trustee undertakes to perform such duties and only such duties as are specifically set forth in this Master Indenture, and no implied covenants or obligations shall be read into this Master Indenture against the Indenture Trustee; and

                  (ii) in the absence of bad faith or negligence on its part, the Indenture Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon certificates or opinions furnished to the Indenture Trustee and conforming to the requirements of this Master Indenture; provided, however, the Indenture Trustee, upon receipt of any resolutions, certificates, statements, opinions, reports, documents, orders or other instruments furnished to the Indenture Trustee which are specifically required to be furnished pursuant to any provision of this Master Indenture or any Indenture Supplement, shall examine them to determine whether they substantially conform to the requirements of this Master Indenture or any Indenture Supplement; and the Indenture Trustee shall give prompt written notice to the Noteholders of such Series and each Rating Agency of any material lack of conformity of any such instrument to the applicable requirements of this Master Indenture or any Indenture Supplement discovered by the Indenture Trustee which would entitle a majority of the Outstanding Amount of the Notes of such Series to take any action pursuant to this Master Indenture or any Indenture Supplement.

         (c) In case a Pay Out Event has occurred and is continuing with respect to a Series and a Responsible Officer shall have actual knowledge or written notice of such Pay Out Event, the Indenture Trustee shall, prior to the receipt of directions, if any, from a majority of the Outstanding Amount of the Notes of such Series, exercise such of the rights and powers vested in it by this Master Indenture and use the same degree of care and skill in their exercise as a prudent person would exercise or use under the circumstances in the conduct of such person's own affairs.

         (d) No provision of this Master Indenture shall be construed to relieve the Indenture Trustee from liability for its own negligent action, its own negligent failure to act, or its own willful misconduct, except that:


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

                  (i) Section (b) or (d) shall not be construed to limit the effect of Section 601(a);

                  (ii) the Indenture Trustee shall not be liable for any error of judgment made in good faith, unless it shall be proved that the Indenture Trustee was negligent in ascertaining the pertinent facts; and

                  (iii) the Indenture Trustee shall not be liable with respect to any action taken, suffered or omitted to be taken by it in good faith in accordance with this Master Indenture and/or the direction of a majority of the Outstanding Amount of the Notes of each outstanding Series of Notes relating to the time, method and place of conducting any proceeding for any remedy available to the Indenture Trustee, or for exercising any trust or power conferred upon the Indenture Trustee, under this Master Indenture; and the Indenture Trustee shall not be liable for any action taken, suffered or omitted to be taken by it in good faith in accordance with the direction of the Servicer, the Transferor or the Trust in compliance with the terms of this Master Indenture or any Indenture Supplement.

         (e) No provision of this Master Indenture shall require the Indenture Trustee to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder or in the exercise of any of its rights or powers if it shall have reasonable grounds for believing that repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it.

         (f) Every provision of this Master Indenture that in any way relates to the Indenture Trustee is subject to subsections (a), (b), (c), (d) and (e) of this Section.

         (g) Except as expressly provided in this Master Indenture, the Indenture Trustee shall have no power to vary the Collateral, including, without limitation, by (i) accepting any substitute payment obligation for a Receivable initially transferred to the Trust under the Transfer and Servicing Agreement,
(ii) adding any other investment, obligation or security to the Trust or (iii) withdrawing from the Trust any Receivable (except as otherwise provided in the Transfer and Servicing Agreement).

         (h) The Indenture Trustee shall have no responsibility or liability for investment losses on Eligible Investments (other than Eligible Investments on which the institution acting as Indenture Trustee is an obligor).

         (i) The Indenture Trustee shall notify each Rating Agency (i) of any change in any rating of the Notes by any other Rating Agency of which a Responsible Officer has actual knowledge, (ii) immediately of the occurrence of any Event of Default or Pay Out Event of which a Responsible Officer has actual knowledge and (iii) immediately of potential Pay Out Events or Events of Default of which a Responsible Officer has actual notice from the Servicer.

         (j) For all purposes under this Master Indenture, the Indenture Trustee shall not be deemed to have notice or knowledge of any Event of Default, Pay Out Event or Servicer Default unless a Responsible Officer has actual knowledge thereof or has received written notice thereof. For purposes of determining the Indenture Trustee's responsibility and liability hereunder, any reference to an Event of Default, Pay Out Event or Servicer Default shall be construed to refer only to such event of which the Indenture Trustee is deemed to have notice as described in this subsection.

         Section 6.02. Notice of Pay Out Event or Event of Default. Upon the occurrence of any Pay Out Event or Event of Default of which a Responsible Officer has actual knowledge or has received notice thereof, the Indenture Trustee shall transmit by mail to all Noteholders as their names and addresses appear on the Note Register and the Rating Agencies, notice of such Pay Out Event or Event of Default hereunder known to the Indenture Trustee within 30 days after it occurs or within ten Business Days after it receives such notice or obtains actual notice, if later.

         Section 6.03. Rights of Indenture Trustee. Except as otherwise provided in Section 6.01:

                  (a) the Indenture Trustee may conclusively rely and shall fully be protected in acting or refraining from acting upon any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, note or other paper or document reasonably believed by it to be genuine and to have been signed or presented by the proper party or parties;

                  (b) whenever in the administration of this Master Indenture the Indenture Trustee shall deem it desirable that a matter be proved or established prior to taking, suffering or omitting any action hereunder, the Indenture Trustee (unless other evidence is specifically prescribed herein) may, in the absence of bad faith on its part, rely upon an Officer's Certificate of the Issuer; and the Issuer shall provide a copy of such Officer's Certificate to the Noteholders at or prior to the time the Indenture Trustee receives such Officer's Certificate;

                  (c) as a condition to the taking, suffering or omitting of any action by it hereunder, the Indenture Trustee may consult with counsel and the advice of such counsel or any Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken, suffered or omitted by it hereunder in-good faith and in reliance thereon;

                  (d) the Indenture Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Master Indenture or to honor the request or direction of any of the Noteholders pursuant to this Master Indenture, unless such Noteholders shall have offered to the Indenture Trustee reasonable security or indemnity against the costs, expenses and liabilities which might be incurred by it in compliance with such request or direction;

                  (e) the Indenture Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, note or other paper or document, but the Indenture Trustee, in its discretion, may make such further inquiry or investigation into such facts or matters as it may see fit, and, if the Indenture Trustee shall determine to make such further inquiry or investigation, it shall be entitled to examine the

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
         books, records and premises of the Issuer and the Servicer, personally or by agent or attorney;

                  (f) the Indenture Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents, attorneys, custodians or nominees and the Indenture Trustee shall not be responsible for (i) any misconduct or negligence on the part of any agent, attorney, custodians or nominees appointed with due care by it hereunder or (ii) the supervision of such agents, attorneys, custodians or nominees after such appointment with due care;

                  (g) the Indenture Trustee shall not be liable for any actions taken, suffered or omitted by it in good faith and believed by it to be authorized or within the discretion or rights conferred upon the Indenture Trustee by this Master Indenture; and

                  (h) in the event that the Indenture Trustee is also acting as Paying Agent and Transfer Agent and Registrar, the rights and protections afforded to the Indenture Trustee pursuant to this Article shall also be afforded to such Paying Agent and Transfer Agent and Registrar.

         Section 6.04. Not Responsible for Recitals or Issuance of Notes. The recitals contained herein and in the Notes, except the certificate of authentication of the Indenture Trustee, shall be taken as the statements of the Issuer, and the Indenture Trustee assumes no responsibility for their correctness. The Indenture Trustee makes no representation as to the validity or sufficiency of this Master Indenture, the Notes, or any related document. The Indenture Trustee shall not be accountable for the use or application by the Issuer of the proceeds from the Notes.

         Section 6.05. May Hold Notes. The Indenture Trustee, any Paying Agent, Transfer Agent and Registrar or any other agent of the Issuer, in its individual or any other capacity, may become the owner or pledgee of Notes and may otherwise deal with the Issuer with the same rights it would have if it were not Indenture Trustee, Paying Agent, Transfer Agent and Registrar or such other agent.

         Section 6.06. Money Held in Trust. Money held by the Indenture Trustee in trust hereunder need not be segregated from other funds held by the Indenture Trustee in trust hereunder except to the extent required herein or required by law. The Indenture Trustee shall be under no liability for interest on any money received by it hereunder except as otherwise agreed upon in writing by the Indenture Trustee and the Issuer.

         Section 6.07. Compensation, Reimbursement and Indemnification. The Servicer shall pay to the Indenture Trustee from time to time reasonable compensation for all services rendered by the Indenture Trustee under this Master Indenture (which compensation shall not be limited by any law on compensation of a trustee of an express trust). The Servicer shall reimburse the Indenture Trustee for all reasonable out-of-pocket expenses incurred or made by it, including costs of collection, in addition to the compensation for its services. Such expenses shall include the reasonable compensation and expenses, disbursements and advances of the Indenture Trustee's agents, counsel, accountants and experts. Pursuant to the Transfer and Servicing Agreement, the Issuer shall direct the Servicer to indemnify and the Servicer shall indemnify the Indenture Trustee against any and all loss, liability or expense (including the fees of either in-house counsel or outside counsel, but not both) incurred by it in connection with the administration of this trust and the performance of its duties hereunder. The Indenture Trustee shall notify the Issuer and the Servicer promptly of any claim for which it may seek indemnity. Failure by the Indenture Trustee to so notify the Issuer and the Servicer shall not relieve the Issuer or the Servicer of its obligations hereunder unless such loss, liability or expense could have been avoided with such prompt notification and then only to the extent of such loss, expense or liability which could have been so avoided. The Servicer shall defend any claim against the Indenture Trustee; the Indenture Trustee may have separate counsel and, if it does, the Servicer shall pay the fees and expenses of such counsel. The Servicer need not reimburse any expense or indemnify against any loss, liability or expense incurred by the Indenture Trustee through the Indenture Trustee's own willful misconduct, negligence or bad faith.

         The Servicer's payment obligations to the Indenture Trustee pursuant to this Section shall survive the discharge of this Master Indenture. When the Indenture Trustee incurs expenses after the occurrence of a Default specified in
Section 5.02(d) or (e) with respect to the Issuer, the expenses are intended to constitute expenses of administration under Title 11 of the United States Code or any other applicable federal or state bankruptcy, insolvency or similar law.

         Notwithstanding anything herein to the contrary, the Indenture Trustee's right to enforce any of the Servicer's payment obligations pursuant to this Section shall be subject to the provisions of Section 12.16.

         Section 6.08. Replacement of Indenture Trustee. No resignation or removal of the Indenture Trustee and no appointment of a successor Indenture Trustee shall become effective until the acceptance of appointment by the successor Indenture Trustee pursuant to this Section. The Indenture Trustee may resign at any time by giving 30 days' written notice to the Issuer. Holders of a majority of the Outstanding Amount of the Notes, upon delivery of notice of such removal to the Issuer, may remove the Indenture Trustee by so notifying the Indenture Trustee and may appoint a successor Indenture Trustee. The Issuer shall remove the Indenture Trustee if:

         (i)      the Indenture Trustee fails to comply with Section 6.11;

         (ii) an Insolvency Event with respect to the Indenture Trustee occurs; or

         (iii)    the Indenture Trustee otherwise becomes legally unable to act.

If the Indenture Trustee resigns or is removed or if a vacancy exists in the office of Indenture Trustee for any reason (the Indenture Trustee in such event being referred to herein as the retiring Indenture Trustee), the Issuer shall promptly appoint a successor Indenture Trustee. The Issuer shall furnish each Rating Agency with a copy of any notice of resignation or removal of a retiring Indenture Trustee pursuant to this Section promptly after receiving such notice, in the case of a resignation by a retiring Indenture Trustee, or delivering such notice, in the case of a removal of a retiring Indenture Trustee by the Issuer or Holders of a majority of the Outstanding Amount of the Notes.

         A successor Indenture Trustee shall deliver a written acceptance of its appointment to the retiring Indenture Trustee, the Administrator and the Issuer. Thereupon the resignation or removal of the retiring Indenture Trustee shall become effective, and the successor Indenture Trustee shall have all the rights, powers and duties of the Indenture Trustee under this Master Indenture. The successor Indenture Trustee shall mail a notice of its succession to all of the Noteholders and each Rating Agency. The retiring Indenture Trustee shall promptly transfer all property held by it as Indenture Trustee to the successor Indenture Trustee.

         If a successor Indenture Trustee does not take office within 60 days after the retiring Indenture Trustee resigns or is removed, the retiring Indenture Trustee, the Issuer or the Holders of a majority of the Outstanding Amount of the Notes may petition any court of competent jurisdiction for the appointment of a successor Indenture Trustee.

         If the Indenture Trustee fails to comply with Section 6.11, any Noteholder may petition any court of competent jurisdiction for the removal of the Indenture Trustee and the appointment of a successor Indenture Trustee.

         Notwithstanding the replacement of the Indenture Trustee pursuant to this Section, the Issuer's obligations under Section 6.07 shall continue for the benefit of the retiring Indenture Trustee.

         Section 6.09. Successor Indenture Trustee by Merger. If the Indenture Trustee consolidates with, merges or converts into, or transfers all or substantially all its corporate trust business or assets to, another corporation or banking association, the resulting, surviving or transferee corporation or banking association without any further act shall be the successor Indenture Trustee; provided that such corporation or banking association shall be otherwise qualified and eligible under Section 6.11. The Indenture Trustee shall give each Rating Agency notice of any such transaction.

         In case at the time such successor or successors by merger, conversion, consolidation or transfer to the Indenture Trustee shall succeed to the trusts created by this Master Indenture any of the Notes shall have been authenticated but not delivered, any such successor to the Indenture Trustee may adopt the certificate of authentication of any predecessor Indenture Trustee and deliver such Notes so authenticated; and in case at that time any of the Notes shall not have been authenticated, any successor to the Indenture Trustee may authenticate such Notes in the name of the successor to the Indenture Trustee; and in all such cases such certificates shall have the full force which it is anywhere in the Notes or in this Master Indenture provided that the certificate of the Indenture Trustee shall have.

         Section 6.10. Appointment of Co-Indenture Trustee or Separate Indenture Trustee.

         (a) Notwithstanding any other provisions of this Master Indenture, at any time, for the purpose of meeting any legal requirement of any jurisdiction in which any part of the Collateral may at the time be located, the Indenture Trustee shall have the power and may execute and deliver all instruments to appoint one or more Persons to act as a co-trustee or co-trustees, or separate trustee or separate trustees, of all or any part of the Collateral, and to vest in

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
such Person or Persons, in such capacity and for the benefit of the Noteholders, such title to the Collateral, or any part hereof, and, subject to the other provisions of this Section, such powers, duties, obligations, rights and trusts as the Indenture Trustee may consider necessary or desirable. No co-trustee or separate trustee hereunder shall be required to meet the terms of eligibility as a successor trustee under Section 6.11 and no notice to Noteholders of the appointment of any co-trustee or separate trustee shall be required under
Section 6.08.

         (b) Every separate trustee and co-trustee shall, to the extent permitted by law, be appointed and act subject to the following provisions and conditions:

                  (i) all rights, powers, duties and obligations conferred or imposed upon the Indenture Trustee shall be conferred or imposed upon and exercised or performed by the Indenture Trustee and such separate trustee or co-trustee jointly (it being understood that such separate trustee or co-trustee is not authorized to act separately without the Indenture Trustee joining in such act), except to the extent that under any law of any jurisdiction in which any particular act or acts are to be performed the Indenture Trustee shall be incompetent or unqualified to perform such act or acts, in which event such rights, powers, duties and obligations (including the holding of title to the Collateral or any portion thereof in any such jurisdiction) shall be exercised and performed singly by such separate trustee or co-trustee, but solely at the direction of the Indenture Trustee;

                  (ii) no trustee hereunder shall be personally liable by reason of any act or omission of any other trustee hereunder; and

                  (iii) the Indenture Trustee may at any time accept the resignation of or remove any separate trustee or co-trustee.

         (c) Any notice, request or other writing given to the Indenture Trustee shall be deemed to have been given to each of the then separate trustees and co-trustees, as effectively as if given to each of them. Every instrument appointing any separate trustee or co-trustee shall refer to this Master Indenture and the conditions of this Article. Each separate trustee and co-trustee, upon its acceptance of the trusts conferred, shall be vested with the estates or property specified in its instrument of appointment, either jointly with the Indenture Trustee or separately, as may be provided therein, subject to all the provisions of this Master Indenture, specifically including every provision of this Master Indenture relating to the conduct of, affecting the liability of, or affording protection to, the Indenture Trustee. Every such instrument shall be filed with the Indenture Trustee.

         (d) Any separate trustee or co-trustee may at any time constitute the Indenture Trustee, its agent or attorney-in-fact with full power and authority, to the extent not prohibited by law, to do any lawful act under or in respect of this Master Indenture on its behalf and in its name. If any separate trustee or co-trustee shall die, become incapable of acting, resign or be removed, all of its estates, properties, rights, remedies and trusts shall vest in and be exercised by the Indenture Trustee, to the extent permitted by law, without the appointment of a new or successor trustee.


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
         Section 6.11. Eligibility; Disqualification. The Indenture Trustee shall at all times satisfy the requirements of TIA Section 310(a). The Indenture Trustee shall have a combined capital and surplus of at least $50,000,000 as set forth in its most recent published annual report of condition and its long-term unsecured debt shall be rated at least Baa3 by Moody's, at least BBB- by Standard & Poor's and, if rated by Fitch, at least BBB-by Fitch. The Indenture Trustee shall comply with TIA Section 310(b), including the optional provision permitted by the second sentence of TIA Section 310(b)(9); provided, however, that there shall be excluded from the operation of TIA Section 310(b)(1) any indenture or indentures under which other securities of the Issuer are outstanding if the requirements for such exclusion set forth in TIA Section 310(b)(1) are met.

         Section 6.12. Preferential Collection of Claims Against. The Indenture Trustee shall comply with TIA Section 311(a), excluding any creditor relationship listed in TIA Section 311(b). An Indenture Trustee who has resigned or been removed shall be subject to TIA Section 311(a) to the extent indicated.

         Section 6.13. Tax Returns. In the event the Trust shall be required to file tax returns, the Servicer shall prepare or shall cause to be prepared such tax returns and shall provide such tax returns with instruction to the Owner Trustee for signature at least five days before such tax returns are due to be filed and shall file such returns. The Servicer, in accordance with the terms of each Indenture Supplement, shall also prepare or shall cause to be prepared all tax information required by law to be distributed to Noteholders and shall deliver such information to the Owner Trustee at least five days prior to the date it is required by law to be distributed to Noteholders. The Owner Trustee, upon written request, will furnish the Servicer with all such information known to the Owner Trustee as may be reasonably requested and required in connection with the preparation of all tax returns of the Trust, and shall, upon request, execute such returns. In no event shall the Owner Trustee be personally liable for any liabilities, costs or expenses of the Trust or any Noteholder arising under any tax law, including without limitation, federal, state or local income or excise taxes or any other tax imposed on or measured by income (or any interest or penalty with respect thereto arising from a failure to comply therewith).

         Section 6.14. Representations and Covenants of the Indenture Trustee. The Indenture Trustee represents, warrants and covenants that:

                  (a) it is a national banking association duly organized and validly existing under the federal laws of the United States;

                  (b) it has full power and authority to deliver and perform this Master Indenture and has taken all necessary action to authorize the execution, delivery and performance by it of this Master Indenture and other Transaction Documents to which it is a party; and

                  (c) each of this Master Indenture and other Transaction Documents to which it is a party has been duly executed and delivered by the Indenture Trustee and constitutes its legal, valid and binding obligation in accordance with its terms.


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
         Section 6.15. Custody of the Collateral. The Indenture Trustee shall hold such of the Collateral as consists of instruments, deposit accounts, negotiable documents, money, goods, letters of credit, and advices of credit in the State of Minnesota. The Indenture Trustee shall hold such of the Collateral as constitutes investment property through a securities intermediary, which securities intermediary shall agree with the Indenture Trustee that (i) such investment property shall at all times be credited to a securities account of the Indenture Trustee, (ii) such securities intermediary shall treat the Indenture Trustee as entitled to exercise the rights that comprise each financial asset credited to such securities account, (iii) all property credited to such securities account shall be treated as financial assets, (iv) such securities intermediary shall comply with entitlement orders originated by the Indenture Trustee without the further consent of any other person or entity, (v) such securities intermediary shall not agree with any person or entity other than the Indenture Trustee to comply with entitlement orders originated by any person or entity other than the Indenture Trustee, (vi) such securities accounts and the property credited thereto shall not be subject to any lien, security interest, right of set-off, or encumbrance in favor of such securities intermediary or anyone claiming through it (other than the Indenture Trustee), and (vii) such agreement shall be governed by the laws of the State of New York. Terms used in this Section that are defined in the New York UCC and not otherwise defined herein shall have the meaning set forth in the UCC of the State of New York. Except as permitted by this Section, the Indenture Trustee shall not hold any part of the Collateral through an agent or a nominee.


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
                                  ARTICLE SEVEN

          NOTEHOLDERS' LIST AND REPORTS BY INDENTURE TRUSTEE AND ISSUER

         Section 7.01. Issuer to Furnish Indenture Trustee Names and Addresses of Noteholders. The Issuer will furnish or cause to be furnished to the Indenture Trustee (i) upon each transfer of a Note, a list, in such form as the Indenture Trustee may reasonably require, of the names, addresses and taxpayer identification numbers of the Noteholders as they appear on the Note Register as of the most recent Record Date, and (ii) at such other times, as the Indenture Trustee may request in writing, within ten days after receipt by the Issuer of any such request, a list of similar form and content as of a date not more than ten days prior to the time such list is furnished; provided, however, that for so long as the Indenture Trustee is the Transfer Agent and Registrar, no such list shall be required to be furnished.

         Section 7.02. Preservation of Information; Communications to
Noteholders.

         (a) The Indenture Trustee shall preserve, in as current a form as is reasonably practicable, the names and addresses of the Noteholders contained in the most recent list furnished to the Indenture Trustee as provided in Section
7.01 and the names, addresses and taxpayer identification numbers of the Noteholders received by the Indenture Trustee in its capacity as Transfer Agent and Registrar. The Indenture Trustee may destroy any list furnished to it as provided in Section 7.01 upon receipt of a new list so furnished.

         (b) Noteholders may communicate, pursuant to TIA Section 312(b), with other Noteholders with respect to their rights under this Master Indenture or under the Notes.

         (c) The Issuer, the Indenture Trustee and the Transfer Agent and Registrar shall have the protection of TIA Section 312(c).

         Section 7.03.     Reports by Issuer.

         (a)      The Issuer shall:

                  (i) file with the Indenture Trustee, within 15 days after the Issuer is required to file the same with the Commission, copies of the annual reports and of the information, documents and other reports (or copies of such portions of any of the foregoing as the Commission may from time to time by rules and regulations prescribe) which the Issuer may be required to file with the Commission pursuant to Section 13 or 15(d) of the Exchange Act;

                  (ii) file with the Indenture Trustee and the Commission in accordance with rules and regulations prescribed from time to time by the Commission such additional information, documents and reports with respect to compliance by the Issuer with the conditions and covenants of this Master Indenture as may be required from time to time by such rules and regulations; and


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
                  (iii) supply to the Indenture Trustee (and the Indenture Trustee shall transmit by mail to all Noteholders) such summaries of any information, documents and reports required to be filed by the Issuer pursuant to clauses (i) and (ii) of this subsection as may be required by rules and regulations prescribed from time to time by the Commission.

         (b) Unless the Issuer otherwise determines, the fiscal year of the Issuer shall end on January 31 of each year.

         Section 7.04. Reports by Indenture Trustee. If required by TIA Section 313(a), within 60 days after each March 31 beginning with March 31, 2003, the Indenture Trustee shall mail to each Noteholder as required by TIA Section 313(c) a brief report dated as of such date that complies with TIA Section 313(a). The Indenture Trustee also shall comply with TIA Section 313(b).


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
                                  ARTICLE EIGHT

                    ALLOCATION AND APPLICATION OF COLLECTIONS

         Section 8.01. Collection of Money. Except as otherwise expressly provided herein and in the related Indenture Supplement, the Indenture Trustee may demand payment or delivery of, and shall receive and collect, directly and without intervention or assistance of any fiscal agent or other intermediary, all money and other property payable to or receivable by the Indenture Trustee pursuant to this Master Indenture. The Indenture Trustee shall hold all such money and property received by it in trust for the Noteholders and shall apply it as provided in this Master Indenture. Except as otherwise expressly provided in this Master Indenture, if any default occurs in the making of any payment or performance under the Transfer and Servicing Agreement or any other Transaction Document, the Indenture Trustee may, and upon the request of at least a majority of the Holders of the Outstanding Amount of the Notes of an affected Series shall, take such action as may be appropriate to enforce such payment or performance, including the institution and prosecution of appropriate Proceedings. Any such action shall be without prejudice to any right to claim a Pay Out Event or a Default or Event of Default under this Master Indenture and to proceed thereafter as provided in Article Five.

         Section 8.02. Rights of Noteholders. The Collateral shall secure the obligation of the Trust to pay to the Holders of the Notes of each Series principal and interest and other amounts payable pursuant to this Master Indenture and the related Indenture Supplement. Except as specifically set forth in the Indenture Supplement with respect thereto, the Notes of any Series or Class shall not have rights to payment from any Series Account or Series Enhancement allocated for the benefit of any other Series or Class.

         Section 8.03. Establishment of Collection Account and Special Funding Account. The Servicer, for the benefit of the Noteholders, shall establish and maintain with the Indenture Trustee or its nominee in the name of the Indenture Trustee, on behalf of the Trust, one or more Qualified Accounts (including any subaccount thereof) bearing a designation clearly indicating that the funds and other property credited thereto are held for the benefit of the Noteholders (collectively, the "Collection Account"). The Indenture Trustee shall possess all right, title and interest in all monies, instruments, investment property, documents, certificates of deposit and other property credited from time to time to the Collection Account and in all proceeds, earnings, income, revenue, dividends and distributions thereof for the benefit of the Noteholders.

         The Collection Account shall be under the sole dominion and control of the Indenture Trustee for the benefit of the Noteholders. Except as expressly provided in this Master Indenture and the Transfer and Servicing Agreement, the Servicer agrees that it shall have no right of setoff or banker's lien against, and no right to otherwise deduct from, any funds held in the Collection Account for any amount owed to it by the Indenture Trustee, the Trust, any Noteholder or any Series Enhancer. If, at any time, the Collection Account ceases to be a Qualified Account, the Indenture Trustee (or the Servicer on its behalf) shall within ten Business Days (or such longer period, not to exceed 30 calendar days, as to which each Rating Agency may consent) establish a new Collection Account meeting the conditions specified above, transfer any monies, documents, instruments, investment property, certificates of deposit and other property to such new Collection Account and from the date such new Collection Account is established, it shall

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be the "Collection Account". Pursuant to the authority granted to the Servicer in Section 3.01(b) of the Transfer and Servicing Agreement, the Servicer shall have the power, revocable by the Indenture Trustee, to instruct the Indenture Trustee to make withdrawals and payments from the Collection Account for the purposes of carrying out the Servicer's or the Indenture Trustee's duties hereunder and under the Transfer and Servicing Agreement, as applicable. The Servicer shall reduce deposits into the Collection Account payable by the Transferor on any Deposit Date to the extent the Transferor is entitled to receive funds from the Collection Account on such Deposit Date, but only to the extent such reduction would not reduce the Transferor Interest to an amount less than the Required Transferor Interest.

         Funds on deposit in the Collection Account (other than investment earnings and amounts deposited pursuant to Section 2.06, 6.01 or 7.01 of the Transfer and Servicing Agreement or Section 11.02 of this Master Indenture) shall at the written direction of the Servicer be invested by the Indenture Trustee in Eligible Investments selected by the Servicer. All such Eligible Investments shall be held by the Indenture Trustee for the benefit of the Noteholders pursuant to Section 6.15. Investments of funds representing Collections collected during any Monthly Period shall be invested in Eligible Investments that will mature so that such funds will be available no later than the close of business on each monthly Transfer Date following such Monthly Period. No such Eligible Investment shall be disposed of prior to its maturity. In the event that the Indenture Trustee does not receive written direction from the Servicer, funds on deposit in the Collection Account shall be deposited by the Indenture Trustee in money market funds having at the time of the Trust's investment therein, a rating in the highest rating category of each Rating Agency (including funds for which the Indenture Trustee or any of its Affiliates is an investment manager or advisor). On each Distribution Date, all interest and other investment earnings (net of losses and investment expenses) on funds on deposit in the Collection Account shall be paid to the Transferor, except as otherwise specified in any Indenture Supplement. The Indenture Trustee shall bear no responsibility or liability for any losses resulting from investment or reinvestment of any funds in accordance with this Section nor for the selection of Eligible Investments in accordance with the provisions of this Master Indenture and any Indenture Supplement (other than Eligible Investments on which the institution acting as Indenture Trustee is an obligor).

         The Servicer, for the benefit of the Noteholders, shall establish and maintain with the Indenture Trustee or its nominee in the name of the Indenture Trustee, on behalf of the Trust, a Qualified Account (including any subaccounts thereof) bearing a designation clearly indicating that the funds and other property credited thereto are held for the benefit of the Noteholders (the "Special Funding Account"). The Indenture Trustee shall possess all right, title and interest in all monies, instruments, investment property, documents, certificates of deposit and other property credited from time to time to the Special Funding Account and in all proceeds, dividends, distributions, earnings, income and revenue thereof for the benefit of the Noteholders. The Special Funding Account shall be under the sole dominion and control of the Indenture Trustee for the benefit of the Noteholders. Except as expressly provided in this Master Indenture and the Transfer and Servicing Agreement, the Servicer shall have no right of setoff or banker's lien against, and no right to otherwise deduct from, any funds and other property held in the Special Funding Account for any amount owed to it by the Indenture Trustee, the Trust, any Noteholder or any Series Enhancer. If, at any time, the Special Funding Account ceases to be a Qualified Account, the Indenture Trustee (or the Servicer on its behalf) shall within ten Business

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Days (or such longer period, not to exceed 30 calendar days, as to which each
Rating Agency may consent) establish a new Special Funding Account meeting the conditions specified above, transfer any monies, documents, instruments, investment property, certificates of deposit and other property to such new Special Funding Account and from the date such new Special Funding Account is established, it shall be the "Special Funding Account."

         Funds on deposit in the Special Funding Account shall at the written direction of the Servicer be invested by the Indenture Trustee in Eligible Investments selected by the Servicer. All such Eligible Investments shall be held by the Indenture Trustee for the benefit of the Noteholders pursuant to
Section 6.15. Funds on deposit in the Special Funding Account on any Distribution Date will be invested in Eligible Investments that will mature so that such funds will be available no later than the close of business on the Transfer Date following such Monthly Period. No such Eligible Investment shall be disposed of prior to its maturity. In the event that the Indenture Trustee does not receive written direction from the Servicer, funds on deposit in the Collection Account shall be deposited by the Indenture Trustee in money market funds having at the time of the Trust's investment therein, a rating in the highest rating category of each Rating Agency (including funds for which the Indenture Trustee or any of its Affiliates is an investment manager or advisor). On each Distribution Date, all interest and other investment earnings (net of losses and investment expenses) on funds on deposit in the Special Funding Account shall be treated as Collections of Finance Charge Receivables with respect to the last day of the related Monthly Period except as otherwise specified in the related Indenture Supplement. On each Business Day on which funds are on deposit in the Special Funding Account and on which no Series is in an Accumulation Period or Amortization Period, the Servicer shall determine the amount (if any) by which the Transferor Interest exceeds the Required Transferor Interest on such date and shall instruct the Indenture Trustee to withdraw any such excess from the Special Funding Account and pay such amount to the Holders of the Transferor Certificates; provided, however, that, if an Accumulation Period or Amortization Period has commenced and is continuing with respect to one or more outstanding Series, any funds on deposit in the Special Funding Account shall be treated as Shared Principal Collections and shall be allocated and distributed in accordance with Section 8.05 and the terms of each Indenture Supplement.

         Section 8.04.     Collections and Allocations.

         (a) The Servicer will apply or will instruct the Indenture Trustee to apply all funds on deposit in the Collection Account as described in this Article and in each Indenture Supplement. Except as otherwise provided below, the Servicer shall deposit Collections into the Collection Account as promptly as possible after the Date of Processing of such Collections, but in no event later than the second Business Day following the date of processing. Subject to the terms of any Indenture Supplement, but notwithstanding anything else in this Master Indenture or the Transfer and Servicing Agreement to the contrary, if one or more of the following conditions is satisfied: (i) Nordstrom fsb remains the Servicer; Nordstrom guarantees the performance of the Servicer's obligations (unless the Rating Agencies shall consent to the deletion of such guarantee) and achieves and maintains a commercial paper rating of not less than A-1 by Standard & Poor's, not less than Prime-1 by Moody's and, if rated by Fitch, not less than F-1 by Fitch, and Nordstrom fsb remains a wholly owned subsidiary (directly or indirectly) of Nordstrom, Inc. and in the event that there is any material change in the financing relationship between Nordstrom fsb and


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
Nordstrom, Inc., (A) Nordstrom fsb shall have notified each Rating Agency and
(B) the Rating Agency Condition shall be satisfied with respect to such material change, or (ii) any other arrangements are made such that the Rating Agency Condition is satisfied with respect thereto, and for two Business Days following any reduction of any such rating or change in ownership, the Servicer need not make the daily deposits of Collections into the Collection Account as provided in the preceding sentence, but may make a single deposit in the Collection Account in immediately available funds not later than 1:00 p.m., New York City time, on the Transfer Date immediately preceding the Distribution Date following the Monthly Period with respect to which such deposit relates. Subject to the first proviso in Section 8.05, but notwithstanding anything else in this Master Indenture or the Transfer and Servicing Agreement to the contrary, with respect to any Monthly Period, whether the Servicer is required to make deposits of collections pursuant to the first or the second preceding sentence, (i) the Servicer will only be required to deposit Collections into the Collection Account up to the aggregate amount of Collections required to be deposited into any Series Account or, without duplication, distributed on or prior to the related Distribution Date to Noteholders or to any Series Enhancer pursuant to the terms of any Indenture Supplement or Enhancement Agreement and (ii) if at any time prior to such Distribution Date the amount of Collections deposited in the Collection Account exceeds the amount required to be deposited pursuant to clause (i) above, the Servicer will be permitted to cause the Indenture Trustee to withdraw the excess from the Collection Account and pay such amounts pursuant to the terms of the Transaction Documents. Subject to the immediately preceding sentence, the Servicer may retain its Servicing Fee with respect to a Series and shall not be required to deposit it in the Collection Account. To the extent that, in accordance with this subsection, the Servicer has retained amounts which would otherwise be required to be deposited into the Collection Account or any Series Account with respect to any Monthly Period, the Servicer shall be required to deposit such amounts in the Collection Account or such Series Account on the related Transfer Date to the extent necessary to make required distributions on the related Distribution Date, including any amounts which are required to be applied as Reallocated Principal Collections, and pay any amounts remaining after making such deposit pursuant to the terms of the Transaction Documents.

         (b) Collections of Finance Charge Receivables, Principal Receivables and Defaulted Receivables will be allocated to each Series of Notes and to the holders of the Transferor Certificates in accordance with this Article and each Indenture Supplement and amounts so allocated to any Series will not, except as specified in the related Indenture Supplement, be available to the Noteholders of any other Series. Allocations of the foregoing amounts between the Holders of the Notes and the holders of the Transferor Certificates, among the Series and among the Classes in any Series, shall be set forth in the related Indenture Supplement or Indenture Supplements. In-store payments made with respect to Finance Charge Receivables and Principal Receivables shall be treated as Collections and be deemed to be received by the Servicer on the day such payment was made by the cardholder.

         Section 8.05. Shared Principal Collections. On each Distribution Date,
(i) the Servicer shall allocate Shared Principal Collections to each Principal Sharing Series, pro rata, in proportion to the Principal Shortfalls, if any, with respect to each such Series and (ii) the Servicer shall cause the Indenture Trustee to withdraw from the Collection Account and pay to the holders of the Transferor Certificates an amount equal to the excess, if any, of Shared Principal Collections over Principal Shortfalls; provided, however, that if the Transferor Interest

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
as of such Distribution Date (determined after giving effect to the Principal Receivables or Participation Interests transferred to the Trust on such date) is less than the Required Transferor Interest, the Servicer will not direct the Indenture Trustee to distribute to the holders of the Transferor Certificates any such amounts that otherwise would be distributed to the holders of the Transferor Certificates, but shall deposit such funds in the Special Funding Account. The Transferor may, at its option, instruct the Indenture Trustee to deposit Shared Principal Collections which are otherwise payable to the holders of the Transferor Certificates pursuant to the provisions set forth above into the Special Funding Account. Notwithstanding the foregoing, a Group of Series may specify in their related Indenture Supplements that Shared Principal Collections from such Series shall be allocated as provided above but only among the Series in such Group.

         Section 8.06. Additional Withdrawals from the Collection Account. On or before the Determination Date with respect to any Monthly Period, the Servicer may direct the Indenture Trustee in writing to withdraw from the Collection Account any amounts it has determined do not constitute Trust Assets and were erroneously deposited into the Collection Account, due to an accounting error or otherwise.

         Section 8.07. Allocation of Collateral to Series or Groups. To the extent so provided in the Indenture Supplement for any Series or in an Indenture Supplement otherwise executed pursuant to Section 10.01, Receivables conveyed to the Trust pursuant to Section 2.01 of the Transfer and Servicing Agreement and Receivables or Participation Interests conveyed to the Trust pursuant to Section
2.09 of the Transfer and Servicing Agreement or any Participation Interest Supplement, and all Collections received with respect thereto may be allocated or applied in whole or in part to one or more Series or Groups as may be provided in such Indenture Supplement; provided, however, that any such allocation or application shall be effective only upon satisfaction of the following conditions:

                  (a) on or before the fifth Business Day immediately preceding such allocation, the Servicer shall have given the Indenture Trustee and each Rating Agency written notice of such allocation;

                  (b) the Rating Agency Condition shall have been satisfied with respect to such allocation; and

                  (c) the Servicer shall have delivered to the Indenture Trustee an Officer's Certificate, dated the date of such allocation, to the effect that the Servicer reasonably believes that such allocation will not result in an Adverse Effect.

         Any such Indenture Supplement may provide that (i) such allocation to one or more particular Series or Groups may terminate upon the occurrence of certain events specified therein and (ii) upon the occurrence of any such event, such assets and any Collections with respect thereto, shall be reallocated to other Series or Groups or to all Series, all as shall be provided in such Indenture Supplement.

         Section 8.08. Excess Finance Charge Collections. On each Distribution Date, the Servicer shall (i) allocate Excess Finance Charge Collections to each Excess Allocation Series,

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
pro rata, in proportion to the Finance Charge Shortfalls, if any, with respect to each such Series and (ii) withdraw from the Collection Account and pay to the Holders of the Transferor Certificates an amount equal to the excess, if any, of Excess Finance Charge Collections over Finance Charge Shortfalls; provided, however, that the sharing of Excess Finance Charge Collections among Series will continue only until such time, if any, at which the Transferor shall deliver to the Indenture Trustee an Officer's Certificate to the effect that, in the reasonable belief of the Transferor, the continued sharing of Excess Finance Charge Collections among Series would have adverse regulatory implications with respect to an Account Owner. Notwithstanding the foregoing, a Group of Series may specify in their related Indenture Supplements that Excess Finance Charge Collections from such Series shall be allocated as provided above but only among the Series in such Group.

         Section 8.09.     Release of Collateral; Eligible Loan Documents.

         (a) The Indenture Trustee may, and when required by the provisions of this Master Indenture shall, execute instruments to release property from the lien of this Master Indenture, or convey the Indenture Trustee's interest in the same, in a manner and under circumstances which are not inconsistent with the provisions of this Master Indenture. No party relying upon an instrument executed by the Indenture Trustee as provided in this Article shall be bound to ascertain the Indenture Trustee's authority, inquire into the satisfaction of any conditions precedent or see to the application of any monies.

         (b) In order to facilitate the servicing of the Receivables by the Servicer, the Indenture Trustee upon Issuer Order shall authorize the Servicer to execute in the name and on behalf of the Indenture Trustee instruments of satisfaction or cancellation, or of partial or full release or discharge, and other comparable instruments with respect to the Receivables (and the Indenture Trustee shall execute any such documents on request of the Servicer), subject to the obligations of the Servicer under the Transfer and Servicing Agreement.

         (c) The Indenture Trustee shall, at such time as there are no Notes outstanding, release and transfer, without recourse, all of the Collateral that secured the Notes (other than any cash held for the payment of the Notes pursuant to Section 4.02). The Indenture Trustee shall release property from the lien of this Master Indenture pursuant to this Section only upon receipt of an Issuer Order accompanied by an Officer's Certificate, an Opinion of Counsel and (if required by the TIA) Independent Certificates in accordance with TIA Sections 314(c) and 314(d)(1) meeting the applicable requirements of Section 12.01.

         (d) Notwithstanding anything to the contrary in this Master Indenture, the Transfer and Servicing Agreement and the Trust Agreement, immediately prior to the release of any portion of the Collateral or any funds on deposit in the Series Accounts pursuant to this Master Indenture, the Indenture Trustee shall remit to the Transferor for its own account any funds that, upon such release, would otherwise be remitted to the Issuer.

         Section 8.10. Opinion of Counsel. The Indenture Trustee shall receive at least seven days' notice when requested by the Issuer to take any action pursuant to Section 8.09(a), accompanied by copies of any instruments involved, and the Indenture Trustee shall also require, as a condition to such action, an Opinion of Counsel, in form and substance reasonably

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
satisfactory to the Indenture Trustee, stating the legal effect of any such action, outlining the steps required to complete the same, and concluding that all conditions precedent to the taking of such action have been complied with and such action will not materially and adversely impair the security for the Notes or the rights of the Noteholders in contravention of the provisions of this Master Indenture; provided, however, that such Opinion of Counsel shall not be required to express an opinion as to the fair value of the Collateral. The Indenture Trustee and counsel rendering any such opinion may rely, without independent investigation, on the accuracy and validity of any certificate or other instrument delivered to the Indenture Trustee in connection with any such action.


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
                                  ARTICLE NINE

                    DISTRIBUTIONS AND REPORTS TO NOTEHOLDERS

         Section 9.01. Distributions and Reports to Noteholders. Distributions shall be made to, and reports shall be provided to, Noteholders as set forth in the applicable Indenture Supplement. The identity of the Noteholders with respect to distributions and reports shall be determined according to the immediately preceding Record Date.

                                   ARTICLE TEN

                             SUPPLEMENTAL INDENTURES

         Section 10.01. Supplemental Indentures Without Consent of Noteholders.

         (a) Without the consent of the Holders of any Notes, but upon satisfaction of the Rating Agency Condition, the Issuer and the Indenture Trustee, when authorized by an Issuer Order, at any time and from time to time, may enter into one or more indentures supplemental hereto (which shall conform to the provisions of the TIA as in force at the date of the execution thereof), in form satisfactory to the Indenture Trustee, for any of the following purposes:

                  (i) to correct or amplify the description of any property at any time subject to the lien of this Master Indenture, or better to assure, convey and confirm unto the Indenture Trustee any property subject or required to be subjected to the lien of this Master Indenture, or to subject to the lien of this Master Indenture additional property;

                  (ii) to evidence the succession, in compliance with Section 3.11, of another Person to the Issuer, and the assumption by any such successor of the covenants of the Issuer herein and in the Notes contained;

                  (iii) to add to the covenants of the Issuer, for the benefit of the Holders of the Notes, or to surrender any right or power herein conferred upon the Issuer;

                  (iv) to convey, transfer, assign, mortgage or pledge any property to or with the Indenture Trustee;

                  (v) to cure any ambiguity, to correct or supplement any provision herein or in any supplemental indenture that may be inconsistent with any other provision herein or in any supplemental indenture or to make any other provisions with respect to matters or questions arising under this Master Indenture or in any supplemental indenture; provided that such action shall not adversely affect the interests of the Holders of the Notes;

                  (vi) to evidence and provide for the acceptance of the appointment hereunder by a successor indenture trustee with respect to the Notes and to add to or change any of the provisions of this Master Indenture as shall be necessary to facilitate the administration of the trusts hereunder by more than one indenture trustee, pursuant to the requirements of Article Six;


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
                  (vii) to modify, eliminate or add to the provisions of this Master Indenture to such extent as shall be necessary to effect the qualification of this Master Indenture under the TIA or under any similar federal statute hereafter enacted and to add to this Master Indenture such other provisions as may be expressly required by the TIA; or

                  (viii) to provide for the issuance of one or more new Series of Notes, in accordance with the provisions of Section 2.12.

The Indenture Trustee is hereby authorized to join in the execution of any such supplemental indenture and to make any further appropriate agreements and stipulations that may be therein contained.

         (b) The Issuer and the Indenture Trustee, when authorized by an Issuer Order, may, also without the consent of any Noteholders of any Series then Outstanding but upon satisfaction of the Rating Agency Condition with respect to the Notes of all Series, enter into an indenture or supplemental indentures hereto for the purpose of adding any provisions to, or changing in any manner or eliminating any of the provisions of, this Master Indenture or of modifying in any manner the rights of the Holders of the Notes under this Master Indenture; provided, however that (i) the Transferor shall have delivered to the Indenture Trustee an Officer's Certificate, dated the date of any such action, stating that all requirements for such amendments contained in this Master Indenture have been met and the Transferor reasonably believes that such action will not result in an Adverse Effect, (ii) a Tax Opinion shall have been delivered to each Rating Agency and (iii) such amendment does not affect the rights, duties, permitted activities or obligations of the Servicer, the Master Indenture Trustee or the Owner Trustee hereunder. Additionally, notwithstanding the preceding sentence, the Issuer and the Indenture Trustee, when authorized by an Issuer Order, may, without the consent of any Noteholders of any Series then Outstanding or the Series Enhancers for any Series, enter into an indenture or supplemental indentures hereto to add, modify or eliminate such provisions as may be necessary or advisable in order to enable all or a portion of the Trust
(i) to qualify as, and to permit an election to be made to cause the Trust to be treated as, a "financial asset securitization investment trust" as described in the provisions of Section 860L of the Code, and (ii) to avoid the imposition of state or local income or franchise taxes imposed on the Trust's property or its income; provided, however, that (A) the Transferor delivers to the Indenture Trustee and the Owner Trustee an Officer's Certificate to the effect that the proposed amendments meet the requirements set forth in this subsection, (B) the Rating Agency Condition will have been satisfied and (C) such amendment does not affect the rights, duties or obligations of the Indenture Trustee or the Owner Trustee hereunder. The amendments which the Transferor may make without the consent of Noteholders pursuant to the preceding sentence may include, without limitation, the addition of a sale of Receivables.

         Section 10.02. Supplemental Indentures with Consent of Noteholders. The Issuer and the Indenture Trustee, when authorized by an Issuer Order, also may, upon satisfaction of the Rating Agency Condition and with the consent of the Holders of at least 66 2/3% of the Outstanding Amount of the Notes of each adversely affected Series of Notes, by Act of such Holders delivered to the Issuer and the Indenture Trustee, enter into an indenture or supplemental indentures hereto for the purpose of adding any provisions to, changing in any manner or eliminating any of the provisions of this Master Indenture or of modifying in any manner the rights of such Noteholders under this Master Indenture; provided, however that no

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
such supplemental indenture shall, without the consent of the Holder of each outstanding Note affected thereby:

                  (a) change the due date of any installment of principal of or interest on any Note, or reduce the principal amount thereof, the interest rate specified thereon or the redemption price with respect thereto or change any place of payment where, or the coin or currency in which, any Note or any interest thereon is payable;

                  (b) impair the right to institute suit for the enforcement of the provisions of this Master Indenture requiring the application of funds available therefor, as provided in Article Five, to the payment of any such amount due on the Notes on or after the respective due dates thereof (or, in the case of redemption, on or after the Redemption Date);

                  (c) reduce the percentage of the Outstanding Amount of the Notes of any Series the consent of the Holders of which is required for any such supplemental indenture, or the consent of the Holders of which is required for any waiver of compliance with certain provisions of this Master Indenture or certain defaults hereunder and their consequences as provided for in this Master Indenture;

                  (d) reduce the percentage of the aggregate outstanding amount of any Notes, the consent of the Holders of which is required to direct the Indenture Trustee to sell or liquidate the Collateral if the proceeds of such sale would be insufficient to pay the principal amount and accrued but unpaid interest on the outstanding Notes of such Series;

                  (e) decrease the percentage of the aggregate principal amount of the Notes required to amend the sections of this Master Indenture which specify the applicable percentage of the aggregate principal amount of the Notes of such Series necessary to amend the Indenture or any Transaction Documents which require such consent;

                  (f) modify or alter the provisions of this Master Indenture prohibiting the voting of Notes held by the Trust, any other obligor on the Notes, a Seller or any Affiliate thereof; or

                  (g) permit the creation of any Lien ranking prior to or on a parity with the lien of this Master Indenture with respect to any part of the Collateral for any Notes or, except as otherwise permitted or contemplated herein, terminate the Lien of this Master Indenture on any such Collateral at any time subject hereto or deprive the Holder of any Note of the security provided by the Lien of this Master Indenture.

         The Indenture Trustee may in its discretion determine whether or not any Notes would be affected by any supplemental indenture and any such determination shall be conclusive upon the Holders of all Notes, whether theretofore or thereafter authenticated and delivered hereunder. The Indenture Trustee shall not be liable for any such determination made in good faith.

         It shall not be necessary for any Act of Noteholders under this Section to approve the particular form of any proposed supplemental indenture, but it shall be sufficient if such Act shall approve the substance thereof.


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
         Promptly after the execution by the Issuer and the Indenture Trustee of any supplemental indenture pursuant to this Section, the Indenture Trustee shall mail to the Holders of the Notes to which such amendment or supplemental indenture relates written notice setting forth in general terms the substance of such supplemental indenture. Any failure of the Indenture Trustee to mail such notice, or any defect therein, shall not, however, in any way impair or affect the validity of any such supplemental indenture.

         Section 10.03. Execution of Supplemental Indentures. In executing, or permitting the additional trusts created by, any supplemental indenture permitted by this Article or the modification thereby of the trusts created by this Master Indenture, the Indenture Trustee shall be entitled to receive, and subject to Sections 6.01 and 6.02, shall be fully protected in relying upon, an Opinion of Counsel stating that the execution of such supplemental indenture is authorized or permitted by this Master Indenture. The Indenture Trustee or Owner Trustee may, but shall not be obligated to, enter into any such supplemental indenture that affects the Indenture Trustee's or Owner Trustee's (as such or in its individual capacity) own rights, duties, liabilities, benefits, protections, privileges or immunities under this Master Indenture or otherwise.

         Section 10.04. Effect of Supplemental Indenture. Upon the execution of any supplemental indenture under this Article, this Master Indenture shall be modified in accordance therewith, and such supplemental indenture shall form a part of this Indenture for all purposes, and every Holder of Notes theretofore or thereafter authenticated and delivered hereunder shall be bound thereby.

         Section 10.05. Conformity With Trust Indenture Act. Every amendment of this Master Indenture and every supplemental indenture executed pursuant to this Article shall conform to the requirements of the TIA as then in effect so long as this Master Indenture shall then be qualified under the TIA.

         Section 10.06. Reference in Notes to Supplemental Indentures. Notes authenticated and delivered after the execution of any supplemental indenture pursuant to this Article may, and if required by the Indenture Trustee shall, bear a notation in form approved by the Indenture Trustee as to any matter provided for in such supplemental indenture. If the Issuer shall so determine, new Notes so modified as to conform, in the opinion of the Indenture Trustee and the Issuer, to any such supplemental indenture may be prepared and executed by the Issuer and authenticated and delivered by the Indenture Trustee in exchange for the outstanding Notes.


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
                                 ARTICLE ELEVEN

                                   TERMINATION

         Section 11.01. Termination of Trust. The Trust and the respective obligations and responsibilities of the Indenture Trustee created hereby (other than the obligation of the Indenture Trustee to make payments to Noteholders as hereinafter set forth) shall terminate, except with respect to the duties described in Section 11.02(b), as provided in the Trust Agreement.

         Section 11.02.    Final Distribution.

         (a) The Servicer shall give the Indenture Trustee at least 30 days' prior notice of the Distribution Date on which the Noteholders of any Series or Class may surrender their Notes for payment of the final distribution on and cancellation of such Notes (or, in the event of a final distribution resulting from the application of Section 2.06, 6.01 or 7.01 of the Transfer and Servicing Agreement, notice of such Distribution Date promptly after the Servicer has determined that a final distribution will occur, if such determination is made less than 30 days prior to such Distribution Date). Such notice shall be accompanied by an Officer's Certificate setting forth the information specified in Section 3.05 of the Transfer and Servicing Agreement covering the period during the then-current calendar year through the date of such notice. Not later than the fifth day of the month in which the final distribution in respect of such Series or Class is payable to Noteholders, the Indenture Trustee shall provide notice to Noteholders of such Series or Class specifying (i) the date upon which final payment of such Series or Class will be made upon presentation and surrender of Notes of such Series or Class at the office or offices therein designated, (ii) the amount of any such final payment and (iii) that the Record Date otherwise applicable to such payment date is not applicable, payments being made only upon presentation and surrender of such Notes at the office or offices therein specified (which, in the case of Bearer Notes, shall be outside the United States). The Indenture Trustee shall give such notice to the Transfer Agent and Registrar and the Paying Agent at the time such notice is given to Noteholders.

         (b) Notwithstanding a final distribution to the Noteholders of any Series or Class (or the termination of the Trust), except as otherwise provided in this paragraph, all funds then on deposit in the Collection Account and any Series Account allocated to such Noteholders shall continue to be held in trust for the benefit of such Noteholders and the Paying Agent or the Indenture Trustee shall pay such funds to such Noteholders upon surrender of their Notes, if certificated (and any excess shall be paid in accordance with the terms of any Enhancement Agreement). In the event that all such Noteholders shall not surrender their Notes for cancellation within six months after the date specified in the notice from the Indenture Trustee described in Section 11.02(a) the Indenture Trustee shall give a second notice to the remaining such Noteholders to surrender their Notes for cancellation and receive the final distribution with respect thereto (which surrender and payment, in the case of Bearer Notes, shall be outside the United States). If within one year after the second notice all such Notes shall not have been surrendered for cancellation, the Indenture Trustee may take appropriate steps, or may appoint an agent to take appropriate steps, to contact the remaining such Noteholders concerning surrender of their Notes, and the cost thereof shall be paid out of the funds in the Collection Account or

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
any Series Account held for the benefit of such Noteholders. The Indenture Trustee and the Paying Agent shall pay to the Issuer any monies held by them for the payment of principal or interest that remains unclaimed for two years. After payment to the Issuer, Noteholders entitled to the money must look to the Issuer for payment as general creditors unless an applicable abandoned property law designates another Person.

         Section 11.03. Termination Distributions. Upon the termination of the Trust pursuant to the terms of the Trust Agreement, the Indenture Trustee shall assign and convey to the holders of the Transferor Certificates or any of their designees, without recourse, representation or warranty, all right, title and interest of the Trust in the Receivables, whether then existing or thereafter created, and Recoveries related thereto, all monies due or to become due and all amounts received or receivable with respect thereto (including all monies then held in the Collection Account or any Series Account) and all proceeds thereof, except for amounts held by the Indenture Trustee pursuant to Section 11.02(b). The Indenture Trustee shall execute and deliver such instruments of transfer and assignment, in each case without recourse, as shall be reasonably requested by the holders of the Transferor Certificates to vest in the holders of the Transferor Certificates or any of their designees all right, title and interest which the Indenture Trustee had in the Collateral and such other property.

         Section 11.04. Defeasance. Notwithstanding anything to the contrary in this Master Indenture and unless otherwise specified with respect to any Series in the applicable Indenture Supplement:

                  (a) The Issuer may at its option be discharged from its obligations hereunder with respect to any Series or all outstanding Series (each, a "Defeased Series") on the date the applicable conditions set forth in Section 11.04(c) are satisfied (a "Defeasance"); provided, however, that the following rights, obligations, powers, duties and immunities shall survive with respect to each Defeased Series until otherwise terminated or discharged hereunder: (i) the rights of the Holders of Notes of the Defeased Series to receive, solely from the trust fund provided for in Section 11.04(c), payments in respect of principal of and interest on such Notes when such payments are due; (ii) the Issuer's obligations with respect to such Notes under Sections 2.05 and 2.06; (iii) the rights, powers, trusts, duties, and immunities of the Indenture Trustee, the Paying Agent and the Registrar hereunder; and (iv) Section 12.16 and this Section.

                  (b) Subject to Section 11.04(c), the Issuer at its option may cause Collections allocated to each Defeased Series and available to purchase additional Receivables to be applied to purchase Eligible Investments rather than additional Receivables.

                  (c) The following shall be the conditions precedent to any Defeasance under Section 11.04(a):

                               (i) the Issuer irrevocably shall have deposited
                  or caused to be deposited with the Indenture Trustee (such deposit to be made from other than the Issuer's or any Affiliate of the Issuer's funds), under the terms of an irrevocable trust agreement in form and substance satisfactory to the Indenture Trustee, as trust funds in trust for making the payments described below, (A) Dollars in an

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                  amount equal to, or (B) Eligible Investments which through the scheduled payment of principal and interest in respect thereof will provide, not later than the due date of payment thereon, money in an amount equal to, or (C) a combination thereof, in each case sufficient to pay and discharge (without relying on income or gain from reinvestment of such amount), and which shall be applied by the Indenture Trustee to pay and discharge, all remaining scheduled interest and principal payments on all outstanding Notes of each Defeased Series on the dates scheduled for such payments in this Master Indenture and the applicable Indenture Supplements and all amounts owing to the Series Enhancers with respect to each Defeased Series;

                               (ii) a statement from a firm of nationally
                  recognized independent public accountants (who may also render other services to the Issuer) to the effect that such deposit is sufficient to pay the amounts specified in clause (i) above;

                               (iii) prior to its exercise of its right pursuant
                  to this Section with respect to any Defeased Series to substitute money or Eligible Investments for Receivables, the Issuer shall have delivered to the Indenture Trustee an Opinion of Counsel to the effect contemplated by clause (ii) of the definition of the term "Tax Opinion" (the preparation and delivery of which shall not be at the expense of the Indenture Trustee) with respect to such deposit and termination of obligations, and an Opinion of Counsel to the effect that such deposit and termination of obligations will not result in the Trust being required to register as an investment company under the Investment Company Act;

                               (iv) the Issuer shall have delivered to the
                  Indenture Trustee an Officer's Certificate of the Transferor stating that the Transferor reasonably believes that such deposit and termination of obligations will not, based on the facts known to such officer at the time of such certification, then cause a Pay Out Event with respect to any Series or any event that, with the giving of notice or the lapse of time, would result in the occurrence of a Pay Out Event with respect to any Series; and

                               (v) the Rating Agency Condition shall have been
                  satisfied and the Issuer shall have delivered copies of such written notice to the Servicer and the Indenture Trustee.


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
                                 ARTICLE TWELVE

                                  MISCELLANEOUS

         Section 12.01.    Compliance Certificates and Opinions, etc.

         (a) Upon any application or request by the Issuer to the Indenture Trustee to take any action under any provision of this Master Indenture, the Issuer shall furnish to the Indenture Trustee (i) an Officer's Certificate stating that all conditions precedent, if any, provided for in this Master Indenture relating to the proposed action have been complied with, (ii) an Opinion of Counsel stating that in the opinion of such counsel all such conditions precedent, if any, have been complied with and (iii) (if required by the TIA) an Independent Certificate from a firm of certified public accountants meeting the applicable requirements of this Section, except that, in the case of any such application or request as to which the furnishing of such documents is specifically required by any provision of this Master Indenture, no additional certificate or opinion need be furnished.

         Except to the extent that the Authorized Officer of the Issuer executes the certificate on behalf of the Issuer, every certificate or opinion with respect to compliance with a condition or covenant provided for in this Master Indenture shall include:

                  (i) a statement that each signatory of such certificate or opinion has read or has caused to be read such covenant or condition and the definitions herein relating thereto;

                  (ii) a brief statement as to the nature and scope of the examination or investigation upon which the statements or opinions contained in such certificate or opinion are based;

                  (iii) a statement that, in the opinion of each such signatory, such signatory has made such examination or investigation as is necessary to enable such signatory to express an informed opinion as to whether or not such covenant or condition has been complied with; and

                  (iv) a statement as to whether, in the opinion of each such signatory, such condition or covenant has been complied with.

         (b) (i) Prior to the deposit of any Collateral or other property or securities with the Indenture Trustee that is to be made the basis for the release of any property or securities subject to the lien of this Master Indenture, the Issuer shall, in addition to any obligation imposed in Section 12.01(a) or elsewhere in this Master Indenture, furnish to the Indenture Trustee an Officer's Certificate certifying or stating the opinion of each person signing such certificate as to the fair value (within 90 days of such deposit) to the Issuer of the Collateral or other property or securities to be so deposited.

                  (ii) Whenever the Issuer is required to furnish to the Indenture Trustee an Officer's Certificate certifying or stating the opinion of any signer thereof as to the matters described in clause (i) above, the Issuer shall also deliver to the Indenture Trustee

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         (if required by the TIA) an Independent Certificate as to the same matters, if the fair value to the Issuer of the securities to be so deposited and of all other such securities made the basis of any such withdrawal or release since the commencement of the then-current fiscal year of the Issuer, as set forth in the certificates delivered pursuant to clause (i) above and this clause (ii), is 10% or more of the Outstanding Amount of the Notes, but such a certificate need not be furnished with respect to any securities so deposited if the fair value thereof to the Issuer as set forth in the related Officer's Certificate is less than $25,000 or less than 1% of the Outstanding Amount of the Notes.

                  (iii) Other than with respect to the release of any Defaulted Receivables and Receivables in Removed Accounts, whenever any property or securities is to be released from the lien of this Master Indenture, the Issuer shall also furnish to the Indenture Trustee an Officer's Certificate certifying or stating the opinion of each person signing such certificate as to the fair value (within 90 days of such release) of the property or investment property proposed to be released and stating that in the opinion of such person the proposed release will not impair the security under this Master Indenture in contravention of the provisions hereof.

                  (iv) Whenever the Issuer is required to furnish to the Indenture Trustee an Officer's Certificate certifying or stating the opinion of any signer thereof as to the matters described in clause
         (iii) above, the Issuer shall also furnish to the Indenture Trustee (if required by the TIA) an Independent Certificate as to the same matters if the fair value of the property or securities and of all other property, other than Defaulted Receivables and Receivables in Removed Accounts, or securities released from the lien of this Master Indenture since the commencement of the then current calendar year, as set forth in the certificates required by clause (iii) above and this clause, equals 10% or more of the Outstanding Amount of the Notes, but such certificate need not be furnished in the case of any release of property or securities if the fair value thereof as set forth in the related Officer's Certificate is less than $25,000 or less than one percent of the then Outstanding Amount of the Notes.

                  (v) Notwithstanding Section 2.11 or any other provision of this Section, the Issuer may collect, liquidate, sell or otherwise dispose of Receivables as and to the extent permitted or required by the Transaction Documents and make cash payments out of the Series Accounts as and to the extent permitted or required by the Transaction Documents.

         Section 12.02. Form of Documents Delivered to Indenture Trustee. In any case where several matters are required to be certified by, or covered by an opinion of, any specified Person, it is not necessary that all such matters be certified by, or covered by the opinion of, only one such Person, or that they be so certified or covered by only one document, but one such Person may certify or give an opinion with respect to some matters and one or more other such Persons as to other matters, and any such Person may certify or give an opinion as to such matters in one or several documents.

         Any certificate or opinion of an Authorized Officer of the Issuer may be based, insofar as it relates to legal matters, upon a certificate or opinion of, or representations by, counsel, unless such officer knows, or in the exercise of reasonable care should know, that the certificate or

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opinion or representations with respect to the matters upon which such officer's certificate or opinion is based are erroneous. Any such certificate of an Authorized Officer or Opinion of Counsel may be based, insofar as it relates to factual matters, upon a certificate or opinion of, or representations by, an officer or officers of the Servicer, a Seller, a Transferor, the Issuer or the Administrator, stating that the information with respect to such factual matters is in the possession of the Servicer, a Seller, a Transferor, the Issuer or the Administrator, unless such an Authorized Officer or Counsel knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to such matters are erroneous.

         Where any Person is required to make, give or execute two or more applications, requests, consents, certificates, statements, opinions or other instruments under this Master Indenture, they may, but need not, be consolidated and form one instrument.

         Whenever in this Master Indenture, in connection with any application or certificate or report to the Indenture Trustee, it is provided that the Issuer shall deliver any document as a condition of the granting of such application, or as evidence of the Issuer's compliance with any term hereof, it is intended that the truth and accuracy, at the time of the granting of such application or at the effective date of such certificate or report (as the case may be), of the facts and opinions stated in such document shall in such case be conditions precedent to the right of the Issuer to have such application granted or to the sufficiency of such certificate or report. The foregoing shall not, however, be construed to affect the Indenture Trustee's right to rely upon the truth and accuracy of any statement or opinion contained in any such document as provided in Article Six.

         Section 12.03.    Acts of Noteholders.

         (a) Any request, demand, authorization, direction, notice, consent, waiver or other action provided by this Master Indenture to be given or taken by Noteholders may be embodied in and evidenced by one or more instruments of substantially similar tenor signed by such Noteholders in person or by their agents duly appointed in writing and satisfying any requisite percentages as to minimum number or dollar value of outstanding principal amount represented by such Noteholders; and, except as herein otherwise expressly provided, such action shall become effective when such instrument or instruments are delivered to the Indenture Trustee, and, where it is hereby expressly required, to the Issuer. Such instrument or instruments (and the action embodied therein and evidenced thereby) are herein sometimes referred to as the "Act" of the Noteholders signing such instrument or instruments. Proof of execution of any such instrument or of a writing appointing any such agent shall be sufficient for any purpose of this Master Indenture and conclusive in favor of the Indenture Trustee and the Issuer, if made in the manner provided in this Section.

         (b) The fact and date of the execution by any Person of any such instrument or writing may be proved in any manner which the Indenture Trustee deems sufficient.

         (c) The ownership of Notes shall be proved by the Note Register.

         (d) Any request, demand, authorization, direction, notice, consent, waiver or other action by the Holder of any Notes shall bind the Holder (and any transferee thereof) of every

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Note issued upon the registration thereof in exchange therefor or in lieu thereof, in respect of anything done, omitted or suffered to be done by the Indenture Trustee or the Issuer in reliance thereon, whether or not notation of such action is made upon such Note.

         Section 12.04. Notices, Etc. to Indenture Trustee and Issuer. Any request, demand, authorization, direction, notice, consent, waiver or Act of Noteholders or other documents provided or permitted by this Master Indenture to be made upon, given or furnished to, or filed with:

                  (a) the Indenture Trustee by any Noteholder or by the Issuer shall be sufficient for every purpose hereunder if made, given, furnished or filed in writing to a Responsible Officer, by facsimile transmission or by other means acceptable to the Indenture Trustee to or with the Indenture Trustee at its Corporate Trust Office; or

                  (b) the Issuer by the Indenture Trustee or by any Noteholder shall be sufficient for every purpose hereunder if in writing and mailed, first-class postage prepaid, to the Issuer addressed to it at Wilmington Trust Company, Rodney Square North, 1100 North Market Street, Wilmington, Delaware 19890-0001, Attention: Corporate Trust Administration, or at any other address previously furnished in writing to the Indenture Trustee by the Issuer; a copy of each notice to the Issuer shall be sent in writing and mailed, first-class postage prepaid, to the Administrator at 13531 East Caley Avenue, Englewood, Colorado 80111.

         Section 12.05. Notices to Noteholders; Waiver. Where the Master Indenture provides for notice to Noteholders of any event, such notice shall be sufficiently given (unless otherwise herein expressly provided) if in writing and mailed by registered or certified mail or first class postage prepaid or national overnight courier service to each Noteholder affected by such event, at its address as it appears on the Note Register, not later than the latest date, and not earlier than the earliest date, prescribed for the giving of such notice. In any case where notice to Noteholders is given by mail, neither the failure to mail such notice, nor any defect in any notice so mailed, to any particular Noteholder shall affect the sufficiency of such notice with respect to other Noteholders, and any notice which is mailed in the manner herein provided shall conclusively be presumed to have been duly given.

         Where this Master Indenture provides for notice in any manner, such notice may be waived in writing by any Person entitled to receive such notice, either before or after the event, and such waiver shall be the equivalent of such notice. Waivers of notice by Noteholders shall be filed with the Indenture Trustee but such filing shall not be a condition precedent to the validity of any action taken in reliance upon such waiver.

         In the event that, by reason of the suspension of regular mail service as a result of a strike, work stoppage or similar activity, it shall be impractical to mail notice of any event to Noteholders when such notice is required to be given pursuant to any provision of this Master Indenture, then any manner of giving such notice as shall be satisfactory to the Indenture Trustee shall be deemed to be a sufficient giving of such notice.


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
         Where this Master Indenture provides for notice to any Rating Agency, failure to give such notice shall not affect any other rights or obligations created hereunder and shall not under any circumstance constitute a Default or Event of Default.

         Section 12.06. Alternate Payment and Notice Provisions. Notwithstanding any provision of this Master Indenture or any of the Notes to the contrary, the Issuer, with the consent of the Indenture Trustee, may enter into any agreement with any Holder of a Note providing for a method of payment, or notice by the Indenture Trustee or any Paying Agent to such Holder, that is different from the methods provided for in this Master Indenture for such payments or notices. The Issuer will furnish to the Indenture Trustee a copy of each such agreement and the Indenture Trustee will cause payments to be made and notices to be given in accordance with such agreements.

         Section 12.07. Conflict with Trust Indenture Act. If any provision hereof limits, qualifies or conflicts with another provision hereof that is required to be included in this Master Indenture by any of the provisions of the TIA, such required provision shall control.

         The provisions of TIA Section 310 through 317 that impose duties on any person (including the provisions automatically deemed included herein unless expressly excluded by this Master Indenture) are a part of and govern this Master Indenture, whether or not physically contained herein.

         Section 12.08. Effect of Headings and Table of Contents. The Article and Section headings herein and the Table of Contents are for convenience only and shall not affect the construction hereof.

         Section 12.09. Successors and Assigns. All covenants and agreements in this Master Indenture by the Issuer shall bind its successors and assigns, whether so expressed or not.

         Section 12.10. Severability. In case any provision in this Master Indenture or in the Notes shall be invalid, illegal or unenforceable, the validity, legality, and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

         Section 12.11. Benefits of Indenture. Nothing in this Master Indenture or in the Notes, express or implied, shall give to any Person, other than the parties hereto and their successors hereunder, the Noteholders, the Servicer and the Transferor, any benefit.

         Section 12.12. Legal Holidays. In any case where the date on which any payment is due shall not be a Business Day, then (notwithstanding any other provision of the Notes or this Master Indenture) payment need not be made on such date, but may be made on the next succeeding Business Day with the same force and effect as if made on the date on which nominally due, and no interest shall accrue for the period from and after any such nominal date.

         Section 12.13. GOVERNING LAW. THE MASTER INDENTURE AND EACH NOTE SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK WITHOUT REFERENCE TO ITS CONFLICT OF LAWS PROVISIONS (OTHER THAN SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAW) AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE

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PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

         Section 12.14. Counterparts. This Master Indenture may be executed in any number of counterparts, each of which so executed shall be deemed to be an original, but all such counterparts shall together constitute but one and the same instrument.

         Section 12.15. Trust Obligations. No recourse may be taken, directly or indirectly, with respect to the obligations of the Issuer, the Owner Trustee or the Indenture Trustee on the Notes or under this Master Indenture or any certificate or other writing delivered in connection herewith or therewith, against (i) the Indenture Trustee or the Owner Trustee in its individual capacity, (ii) any owner of a beneficial interest in the Issuer or (iii) any partner, owner, beneficiary, agent, officer, director, employee or agent of the Indenture Trustee or the Owner Trustee in its individual capacity, any holder of a beneficial interest in the Issuer, the Owner Trustee or the Indenture Trustee or of any successor or assign of the Indenture Trustee or the Owner Trustee in its individual capacity, except as any such Person may have expressly agreed (it being understood that the Indenture Trustee and the Owner Trustee have no such obligations in their individual capacity) and except that any such partner, owner or beneficiary shall be fully liable, to the extent provided by applicable law, for any unpaid consideration for stock, unpaid capital contribution or failure to pay any installment or call owing to such entity. For all purposes of this Master Indenture, in the performance of any duties or obligations hereunder, the Owner Trustee (as such or in its individual capacity) shall be subject to, and entitled to the benefits of, the terms and provisions of the Trust Agreement.

         Section 12.16. No Petition. The Indenture Trustee, by entering into this Master Indenture, and each Noteholder, by accepting a Note, hereby covenant and agree that they will not at any time institute against the Issuer or the Transferor, or join in instituting against the Issuer or the Transferor, any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings, or other proceedings under any United States federal or state bankruptcy or similar law.


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         IN WITNESS WHEREOF, the undersigned have caused this Master Indenture to be duly executed and delivered by their respective duly authorized officers as of the day and year first above written.

                                        NORDSTROM CREDIT CARD MASTER NOTE TRUST, as Issuer

                                        By:  WILMINGTON TRUST COMPANY,
                                              not in its individual capacity,
                                              but solely as Owner Trustee

                                        By:  /s/ James P. Lawler
                                             -------------------
                                             Name: James P. Lawler
                                             Title: Vice-President


                                        WELLS FARGO BANK MINNESOTA,
                                        NATIONAL ASSOCIATION,
                                        as Indenture Trustee

                                        By:  /s/ Jennifer C. Davis
                                             ---------------------
                                             Name: Jennifer C. Davis
                                             Title: Assistant Vice-President


Acknowledged and Accepted:

NORDSTROM CREDIT CARD RECEIVABLES LLC,
as Transferor

By:  /s/ Kevin T. Knight
     -------------------
      Name: Kevin T. Knight
      Title: President

NORDSTROM fsb,
as Servicer

By:  /s/ Denny D. Dumler
     -------------------
      Name: Denny D. Dumler
      Title: President